UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08767

UBS Money Series

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: April 30

Date of reporting period: April 30, 2012

Item 1. Reports to Stockholders.

Money Market Funds

UBS Liquid Assets Fund
Annual Report
April 30, 2012

UBS Liquid Assets Fund

June 15, 2012

Dear shareholder,

We present you with the annual report for UBS Liquid Assets Fund (the “Fund”) for the 12 months ended April 30, 2012.

Performance
The seven-day current yield for the Fund (after fee waivers) as of April 30, 2012 was 0.03%, compared to 0.18% on April 30, 2011. (For more information on the Fund’s performance, refer to “Performance and portfolio characteristics at a glance” on page 7.)

The Fund’s yield remained low given the Federal Reserve Board’s (the “Fed”) decision to maintain the federal funds rate at a historically low range (for more details, see below). As a result, the yields of the securities in which the Fund invests remained extremely low and, in turn, kept the Fund’s yield low.

UBS Liquid Assets Fund

Investment goal:
Provide as high a level of current interest income as is consistent with maintaining liquidity and principal stability

Portfolio Manager:
Robert Sabatino
UBS Global Asset
Management (Americas) Inc.

Commencement:
February 14, 2000

Dividend payments:
Monthly

An interview with Portfolio Manager Robert Sabatino
Q.	How would you describe the economic environment during the reporting period?

Although the overall US economy continued to grow, elevated unemployment and ongoing strains in the housing market held back a more robust expansion. Looking back, the Commerce Department reported that gross domestic product (“GDP”) growth in the US was a tepid 1.3% during the second quarter of 2011, and then grew 1.8% and 3.0% over the third and fourth quarters, respectively. The Commerce Department’s most recent estimate for first quarter 2012 GDP, which was announced after the Fund’s fiscal period had ended, came in at 1.9%.

1

UBS Liquid Assets Fund

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	In August 2011, the Fed, acknowledging that economic growth had been considerably slower than it expected, declared that it would keep the extremely low federal funds rate of between 0% and 0.25% on hold until at least through mid-2013. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) In January 2012, the Fed extended this period, noting that economic conditions warranted maintaining exceptionally low levels at least through late 2014.

Additionally, the Fed also announced its plan to purchase $400 billion of longer-term Treasury securities, and to sell an equal amount of shorter-term Treasury securities by June 2012. Dubbed “Operation Twist,” the Fed noted that its intention with this program was to “put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

Q.	How did you position the Fund over the fiscal year?
A.	We tactically adjusted the Fund’s weighted average maturity (“WAM”)—which is the average maturity of the securities in the portfolio as adjusted for relative position size—throughout the 12-month review period. When the reporting period began, the Fund had a WAM of 53 days. Given the challenges associated with the Standard & Poor’s downgrade of US long-term debt and the ongoing European sovereign debt crisis, we wanted to maintain ample liquidity in the Fund. One way we accomplished this was by reducing the Fund’s WAM; at period end, it was at 30 days. We also proactively cut the Fund’s exposure to European banks over the period.

Q.	What level of portfolio diversification did you maintain during the reporting period?
A.	At the issuer level, we maintained a high level of diversification, investing in smaller positions with the goal of reducing risk and keeping the Fund highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Fund is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

2

UBS Liquid Assets Fund

Q.	What types of securities did you emphasize over the period?
A.	Over the 12-month period, we increased the Fund’s exposure to commercial paper, as well as modestly raising its allocation to repurchase agreements. In contrast, we decreased the Fund’s exposure to US government and agency obligations and, to a lesser extent, certificates of deposit. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Q.	What factors do you believe will affect the Fund over the coming months?
A.	The US economy gained some momentum during the reporting period, as unemployment moved lower, and as data in the housing market and activity in the manufacturing sector—which experienced a soft patch in the summer— improved. In addition, consumer confidence generally rose, as did retail sales. We continue to feel that the US economy will see further expansion in 2012, although growth will likely be far from robust. In Europe, we believe the sovereign debt crisis will spur continued market volatility.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver	Robert Sabatino
President—UBS Money Series	Portfolio Manager—UBS Money Series
UBS Liquid Assets Fund	UBS Liquid Assets Fund
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

3

UBS Liquid Assets Fund

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended April 30, 2012. The views and opinions in the letter were current as of June 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other information about the Fund. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

4

UBS Liquid Assets Fund

Understanding your Fund’s expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees (unless waived) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2011 to April 30, 2012.

Actual expenses
The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

5

UBS Liquid Assets Fund

Understanding your Fund’s expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees. In addition, if those transactional costs were included, your costs for those other funds would have been higher.

The example does not reflect any investment program fees (e.g., ACCESSSM program fees) as these are external to the Fund and relate to the particular program chosen by the investor.

	Beginning account value November 1, 2011	Ending account value[1] April 30, 2012	Expenses paid during period[2] 11/01/11 to 04/30/12	Expense ratio during the period
Actual	$1,000.00	$1,000.60	$0.30	0.06%
Hypothetical
(5% annual
return before
expenses)	1,000.00	1,024.57	0.30	0.06

[1] “Actual—Ending account value” may not always be reflective of a shareholder’s actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.
[2] Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

6

UBS Liquid Assets Fund

Performance and portfolio characteristics at a glance (unaudited)

Yields and characteristics	04/30/12	10/31/11	04/30/11
Seven-day current yield after fee waivers
and/or expense reimbursements[1]	0.03%	0.14%	0.18%
Seven-day effective yield after fee waivers
and/or expense reimbursements[1]	0.03	0.14	0.18
Seven-day current yield before fee waivers
and/or expense reimbursements[1]	0.00	0.11	0.15
Seven-day effective yield before fee
waivers and/or expense reimbursements[1]	0.00	0.11	0.15
Weighted average maturity[2]	30 days	34 days	53 days
Net assets (mm)	$2,367.1	$3,603.1	$2,209.4

Portfolio composition[3]	04/30/12	10/31/11	04/30/11
Commercial paper	51.6%	57.2%	41.6%
US government and agency obligations	19.0	16.7	24.8
Certificates of deposit	17.2	8.3	20.9
Repurchase agreements	9.7	15.9	8.4
Short-term corporate obligations	2.5	1.1	2.5
Bank note	—	0.8	1.0
Other assets in excess of liabilities	0.0 [4]	0.0 [4]	0.8
Total	100.0%	100.0%	100.0%

[1] Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.
[2] The Fund is actively managed and its weighted average maturity will differ over time.
[3] Weightings represent percentages of the Fund’s net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
[4] Represents less than 0.05% of net assets as of the date indicated.

An investment in UBS Liquid Assets Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

7

UBS Liquid Assets Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
US government and agency obligations—19.00%
Federal Home Loan Bank
0.245%, due 05/01/12[1]	$20,000,000	$20,000,000
0.100%, due 05/03/12[2]	30,000,000	29,999,833
0.040%, due 05/04/12[2]	15,120,000	15,119,950
0.110%, due 05/25/12[2]	20,000,000	19,998,533
0.080%, due 06/01/12[2]	40,000,000	39,997,245
0.230%, due 08/03/12[2]	30,000,000	29,981,983
Federal Home Loan Mortgage Corp.*
0.191%, due 05/06/12[1]	21,000,000	20,991,374
US Treasury Bills
0.080%, due 05/03/12[2]	60,000,000	59,999,733
0.116%, due 05/17/12[2]	34,000,000	33,998,247
US Treasury Notes
0.750%, due 05/31/12	70,000,000	70,030,097
1.875%, due 06/15/12	24,000,000	24,048,884
0.625%, due 06/30/12	40,000,000	40,036,508
1.375%, due 02/15/13	30,000,000	30,283,578
1.750%, due 04/15/13	15,000,000	15,220,113
Total US government and agency obligations (cost—$449,706,078)		449,706,078
Certificates of deposit—17.23%
Banking-non-US—16.38%
Bank of Montreal
0.160%, due 05/03/12	45,000,000	45,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.230%, due 06/11/12	5,000,000	5,000,000
0.360%, due 07/10/12	35,000,000	35,000,000
BNP Paribas SA
0.200%, due 05/01/12	20,000,000	20,000,000
Credit Agricole Corporate & Investment Bank
0.300%, due 05/03/12	10,000,000	10,000,000
0.500%, due 06/01/12	10,000,000	10,000,000
Dnb NOR ASA
0.130%, due 05/01/12	30,000,000	30,000,000

8

UBS Liquid Assets Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
Mitsubishi UFJ Trust & Banking Corp.
0.240%, due 06/20/12	$14,750,000	$14,750,000
Mizuho Corporate Bank Ltd.
0.170%, due 05/04/12	10,000,000	10,000,000
0.170%, due 05/09/12	31,000,000	31,000,000
0.170%, due 05/23/12	30,000,000	30,000,000
Nordea Bank Finland
0.400%, due 06/12/12	20,000,000	20,000,000
Sumitomo Mitsui Banking Corp.
0.160%, due 05/02/12	35,000,000	35,000,000
0.360%, due 07/09/12	27,000,000	27,000,000
Swedbank AB
0.150%, due 05/02/12	35,000,000	35,000,000
0.140%, due 05/07/12	30,000,000	30,000,000
		387,750,000
Banking-US—0.85%
Branch Banking & Trust Co.
0.160%, due 05/30/12	20,000,000	20,000,000
Total certificates of deposit (cost—$407,750,000)		407,750,000
Commercial paper[2]—51.58%
Asset backed-banking US—3.38%
Atlantis One Funding
0.220%, due 06/05/12	55,000,000	54,988,236
0.220%, due 06/15/12	25,000,000	24,993,125
		79,981,361
Asset backed-miscellaneous—11.74%
Bryant Park Funding LLC
0.160%, due 05/22/12	3,000,000	2,999,720
Chariot Funding LLC
0.200%, due 07/05/12	25,000,000	24,990,972

9

UBS Liquid Assets Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Commercial paper[2]—(continued)
Asset backed-miscellaneous—(concluded)
Gotham Funding Corp.
0.200%, due 05/21/12	$11,000,000	$10,998,778
Market Street Funding LLC
0.150%, due 05/18/12	20,000,000	19,998,583
0.150%, due 05/21/12	10,000,000	9,999,167
0.240%, due 07/24/12	25,000,000	24,986,000
Regency Markets No.1 LLC
0.190%, due 05/04/12	14,000,000	13,999,778
0.200%, due 05/15/12	25,000,000	24,998,055
0.200%, due 05/21/12	20,000,000	19,997,778
0.200%, due 05/25/12	10,000,000	9,998,667
Salisbury Receivables Co. LLC
0.170%, due 05/07/12	10,000,000	9,999,717
0.210%, due 05/17/12	40,000,000	39,996,267
0.190%, due 05/21/12	15,000,000	14,998,417
Sheffield Receivables Corp.
0.230%, due 06/19/12	25,000,000	24,992,174
0.200%, due 06/20/12	15,000,000	14,995,833
Victory Receivables Corp.
0.190%, due 05/17/12	10,000,000	9,999,156
		277,949,062
Asset backed-securities—2.75%
Argento Variable Funding Co. LLC
0.200%, due 05/01/12	50,000,000	50,000,000
Cancara Asset Securitisation LLC
0.250%, due 05/14/12	15,000,000	14,998,646
		64,998,646
Banking-non-US—4.43%
Caisse Centrale Desjardins
0.160%, due 05/02/12	50,000,000	49,999,778
0.170%, due 05/14/12	10,000,000	9,999,386

10

UBS Liquid Assets Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Commercial paper[2]—(continued)
Banking-non-US—(concluded)
HSBC Bank PLC
0.210%, due 05/01/12	$20,000,000	$20,000,000
Royal Bank of Canada
0.130%, due 05/14/12	25,000,000	24,998,826
		104,997,990
Banking-US—18.96%
Barclays US Funding Corp.
0.130%, due 05/01/12	100,000,000	100,000,000
Deutsche Bank Financial LLC
0.220%, due 05/30/12	40,000,000	39,992,911
0.400%, due 06/28/12	20,000,000	19,987,111
0.450%, due 07/30/12	10,000,000	9,988,750
ING (US) Funding LLC
0.250%, due 06/04/12	40,000,000	39,990,555
Natixis US Finance Co. LLC
0.140%, due 05/01/12	33,000,000	33,000,000
0.200%, due 05/01/12	35,000,000	35,000,000
Nordea N.A., Inc.
0.180%, due 06/04/12	30,000,000	29,994,900
0.235%, due 07/05/12	30,000,000	29,987,271
PNC Bank N.A.
0.220%, due 07/24/12	25,000,000	24,987,167
Societe Generale N.A., Inc.
0.180%, due 05/01/12	35,000,000	35,000,000
0.230%, due 05/04/12	36,000,000	35,999,310
State Street Corp.
0.240%, due 05/11/12	15,000,000	14,999,000
		448,926,975
Beverage/bottling—1.06%
Pepsico, Inc.
0.080%, due 05/03/12	25,000,000	24,999,889

11

UBS Liquid Assets Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Commercial paper[2]—(concluded)
Finance-noncaptive diversified—2.11%
General Electric Capital Corp.
0.220%, due 05/09/12	$25,000,000	$24,998,778
0.350%, due 10/15/12	25,000,000	24,959,410
		49,958,188
Insurance-life—4.35%
Massachusetts Mutual Life Insurance Co.
0.150%, due 05/14/12	22,000,000	21,998,808
MetLife Short Term Funding LLC
0.180%, due 06/07/12	28,000,000	27,994,820
0.170%, due 06/18/12	38,000,000	37,991,387
0.190%, due 07/02/12	15,000,000	14,995,092
		102,980,107
Machinery-AG & construction—1.06%
Caterpillar, Inc.
0.120%, due 05/25/12	25,000,000	24,998,000
Pharmaceuticals—1.74%
Novartis Finance Corp.
0.110%, due 05/08/12	26,300,000	26,299,437
Novartis Securities Investment Ltd.
0.180%, due 07/09/12	15,000,000	14,994,825
		41,294,262
Total commercial paper (cost—$1,221,084,480)		1,221,084,480
Short-term corporate obligations—2.45%
Banking-non-US—1.23%
Svenska Handelsbanken
0.515%, due 06/08/12[1,3]	18,000,000	18,000,000
Westpac Securities NZ Ltd.
0.411%, due 05/04/12[1,3]	11,000,000	11,000,000
		29,000,000

12

UBS Liquid Assets Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Short-term corporate obligations—(concluded)
Banking-US—0.46%
JPMorgan Chase Bank N.A.
0.505%, due 06/11/12[1]	$11,000,000	$11,000,000
Supranational—0.76%
International Finance Corp.
0.135%, due 06/05/12[2]	18,000,000	17,997,637
Total short-term corporate obligations (cost—$57,997,637)		57,997,637
Repurchase agreements—9.72%
Repurchase agreement dated 04/30/12 with
Barclays Capital, Inc., 0.180% due 05/01/12,
collateralized by $115,716,000 US Treasury
Notes, 2.750% to 3.375% due 07/31/13 to
02/28/18, (value—$122,400,087);
proceeds: $120,000,600	120,000,000	120,000,000
Repurchase agreement dated 04/30/12 with
Deutsche Bank Securities, Inc., 0.200% due
05/01/12, collateralized by $112,202,000
Federal Home Loan Bank obligations, zero
coupon due 05/10/12 (value—$112,200,878);
proceeds: $110,000,611	110,000,000	110,000,000
Repurchase agreement dated 04/30/12 with State
Street Bank & Trust Co., 0.010% due 05/01/12,
collateralized by $117,209 US Treasury Notes,
2.625% due 11/15/20; (value—$127,688);
proceeds: $125,000	125,000	125,000
Total repurchase agreements (cost—$230,125,000)		230,125,000
Total investments (cost—$2,366,663,195
which approximates cost for federal income
tax purposes)—99.98%		2,366,663,195
Other assets in excess of liabilities—0.02%		453,429
Net assets (applicable to 2,367,121,369 shares
of beneficial interest outstanding equivalent to
$1.00 per share)—100.00%		$2,367,116,624

13

UBS Liquid Assets Fund
Statement of net assets—April 30, 2012

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the Fund’s investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and
agency obligations	$—	$449,706,078	$—	$449,706,078
Certificates of deposit	—	407,750,000	—	407,750,000
Commercial paper	—	1,221,084,480	—	1,221,084,480
Short-term corporate
obligations	—	57,997,637	—	57,997,637
Repurchase agreements	—	230,125,000	—	230,125,000
Total	$—	$2,366,663,195	$—	$2,366,663,195

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	74.1%
Japan	7.9
Canada	5.5
Sweden	3.5
United Kingdom	3.0
Switzerland	1.7
France	1.7
Norway	1.3
Finland	0.8
Australia	0.5
Total	100.0%

14

UBS Liquid Assets Fund
Statement of net assets—April 30, 2012

Portfolio footnotes

* On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

[1] Variable or floating rate security. The interest rate shown is the current rate as of April 30, 2012 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

[2] Rates shown are the discount rates at date of purchase.

[3] Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 1.23% of net assets as of April 30, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements	15

UBS Liquid Assets Fund
Statement of operations

For the year ended April 30, 2012
Investment income:
Interest	$5,888,243
Expenses:
Investment advisory and administration fees	912,061
Transfer agency fees	762,050
Custody and accounting fees	396,953
Reports and notices to shareholders	215,488
State registration fees	132,358
Professional fees	103,568
Insurance expense	57,388
Trustees’ fees	44,535
Other expenses	47,622
2,672,023
Fee waivers by investment advisor and administrator	(912,061)
Net expenses	1,759,962
Net investment income	4,128,281
Net realized loss	(3,584)
Net increase in net assets resulting from operations	$4,124,697

16	See accompanying notes to financial statements

UBS Liquid Assets Fund
Statement of changes in net assets

	For the years ended April 30,
	2012	2011
From operations:
Net investment income	$4,128,281	$5,352,153
Net realized loss	(3,584)	(3,203)
Net increase in net assets resulting from
operations	4,124,697	5,348,950
Dividends to shareholders from:
Net investment income	(4,128,281)	(5,352,153)
Net increase in net assets from beneficial
interest transactions	157,703,744	3,741,836
Net increase in net assets	157,700,160	3,738,633
Net assets:
Beginning of year	2,209,416,464	2,205,677,831
End of year	$2,367,116,624	$2,209,416,464
Accumulated undistributed net
investment income	$—	$—

See accompanying notes to financial statements	17

UBS Liquid Assets Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2012	2011	2010	2009	2008
Net asset value,
beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.001	0.002	0.002	0.019	0.045
Dividends from net
investment income	(0.001)	(0.002)	(0.002)	(0.019)	(0.045)
Distributions from net
realized gains	—	—	(0.000)[1]	(0.000)[1]	—
Total dividends and
distributions	(0.001)	(0.002)	(0.002)	(0.019)	(0.045)
Net asset value,
end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.14%	0.22%	0.23%	1.89%	4.59%
Ratios to average net assets:
Expenses before fee waivers
by advisor and administrator	0.09%	0.09%	0.10%	0.10%	0.16%
Expenses after fee waivers
by advisor and administrator	0.06%	0.06%	0.07%	0.07%	0.09%
Net investment income	0.14%	0.22%	0.24%	1.79%	4.20%
Supplemental data:
Net assets, end of year (000’s)	$2,367,117	$2,209,416	$2,205,678	$2,888,925	$2,093,725

[1] Amount represents less than $0.0005 per share.

[2] Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

18	See accompanying notes to financial statements

UBS Liquid Assets Fund
Notes to financial statements

Organization and significant accounting policies
UBS Liquid Assets Fund (the “Fund”) is registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a diversified series of UBS Money Series (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on April 29, 1998. The Trust is a series mutual fund with fourteen series. The financial statements for the other series of the Trust are not included herein.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund attempts to maintain a stable net asset value of $1.00 per share; the Fund has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP, which may require

19

UBS Liquid Assets Fund
Notes to financial statements

the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
Investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of the Fund’s Statement of net assets.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting

20

UBS Liquid Assets Fund
Notes to financial statements

entities to make disclosure about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosures are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Repurchase agreements
The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the

21

UBS Liquid Assets Fund
Notes to financial statements

right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income
Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

22

UBS Liquid Assets Fund
Notes to financial statements

Concentration of risk
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

Investment advisor and administrator
The Fund’s Board of Trustees has approved an investment advisory and administration contract (the “Advisory Contract”) with UBS Global AM, under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly. Where the services are provided directly by UBS Global AM or an affiliate, the fee will be limited to reimbursement of UBS Global AM’s direct advisory/administrative costs and expenses and will exclude any profit or overhead charges. Where UBS Global AM arranges for an unaffiliated person to provide services, the Fund will reimburse UBS Global AM for the cost of the services provided by the unaffiliated person, but no additional profit or overhead charge will be included or the Fund will pay the service provider directly. UBS Global AM has advised the Fund that for the year ended April 30, 2012 its direct advisory/administrative costs and expenses approximate an annual rate of 0.03% of the average daily net assets of the Fund. These expenses are estimated amounts in addition to other expenses of the Fund. To the extent such fees are not waived, UBS Global AM periodically will review Fund expenses in an effort to confirm that only direct costs and expenses are paid to UBS Global AM by the Fund.

For the year ended April 30, 2012, UBS Global AM waived its entire fee for its direct advisory/administrative costs and expenses.

23

UBS Liquid Assets Fund
Notes to financial statements

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested trustee of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended April 30, 2012, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $2,597,660,556. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending
The Fund may lend securities up to 33⅓% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Fund’s lending agent. At April 30, 2012, the Fund did not have any securities on loan.

24

UBS Liquid Assets Fund
Notes to financial statements

Other liabilities and components of net assets
At April 30, 2012, the Fund had the following liabilities outstanding:

Dividends payable to shareholders	$15,486
Other accrued expenses	355,214

At April 30, 2012, the components of net assets were as follows:

Accumulated paid in capital	$2,367,119,161
Accumulated net realized loss	(2,537)
Net assets	$2,367,116,624

Shares of beneficial interest
There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the years ended April 30,
	2012	2011
Shares sold	15,833,615,183	13,808,897,418
Shares repurchased	(15,680,056,075)	(13,810,455,150)
Dividends reinvested	4,144,636	5,299,568
Net increase in shares outstanding	157,703,744	3,741,836

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Fund during the fiscal years ended April 30, 2012 and April 30, 2011 was ordinary income.

25

UBS Liquid Assets Fund
Notes to financial statements

At April 30, 2012, the components of accumulated earnings on a tax basis were undistributed ordinary income of $19,736 and accumulated capital and other losses of $6,787.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At April 30, 2012, the Fund had a pre-enactment capital loss carryforward of $3,203, which will expire on April 30, 2019, and a post-enactment short-term capital loss carryforward of $3,584. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains.

As of and during the year ended April 30, 2012, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended April 30, 2012, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended April 30, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

26

UBS Liquid Assets Fund
Report of Ernst & Young LLP, Independent
Registered Public Accounting Firm

The Board of Trustees and Shareholders of
UBS Money Series—UBS Liquid Assets Fund

We have audited the accompanying statement of net assets of UBS Liquid Assets Fund (the “Fund”) (one of the series comprising UBS Money Series) as of April 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Liquid Assets Fund at April 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the

27

UBS Liquid Assets Fund
Report of Ernst & Young LLP, Independent
Registered Public Accounting Firm (concluded)

two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
June 26, 2012

28

UBS Liquid Assets Fund
General information (unaudited)

Monthly and quarterly portfolio holdings disclosure
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

In addition, the Fund discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Fund information appearing in filings with the SEC on Form N–MFP. Investors also may find additional information about the Fund at the above referenced UBS Website internet address.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

29

(This page has been left blank intentionally)

UBS Liquid Assets Fund
Supplemental information (unaudited)

Board of Trustees & Officers
The Fund is governed by a Board of Trustees which oversees the Fund’s operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Fund’s Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

31

UBS Liquid Assets Fund
Supplemental information (unaudited)

Interested Trustees

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served
Meyer Feldberg††; 70 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 1998

Barry Mandinach†††; 56 UBS Global Asset Management (US) Inc. 1285 Avenue of the Americas New York, NY 10019	Trustee	Since 2010

32

UBS Liquid Assets Fund
Supplemental information (unaudited)

Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

	Professor Feldberg is a director or trustee of 22 investment companies (consisting of 57 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).

	Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

33

UBS Liquid Assets Fund
Supplemental information (unaudited)

Independent Trustees

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served
Richard Q. Armstrong; 77 c/o Keith Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Trustee and Chairman of the Board of Trustees	Since 1998 (Trustee) Since 2004 (Chairman of the Board of Trustees)

Alan S. Bernikow; 71 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005

34

UBS Liquid Assets Fund
Supplemental information (unaudited)

Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee

Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of international packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages, and Moët Hennessey, among many others) (from 1982–1995).

	Mr. Armstrong is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

35

UBS Liquid Assets Fund
Supplemental information (unaudited)

Independent Trustees (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served
Richard R. Burt; 65 McLarty Associates 900 17th Street NW, 8th floor Washington, D.C. 20006	Trustee	Since 1998

Bernard H. Garil; 72 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

36

UBS Liquid Assets Fund
Supplemental information (unaudited)

Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee

Mr. Burt is a managing director of McLarty Associates (a consulting firm) with which he has been employed since April 2007. He was chairman of IEP Advisors (international investments and consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (international information and risk management firm).

	Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc.

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

	Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

37

UBS Liquid Assets Fund
Supplemental information (unaudited)

Independent Trustees (concluded)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served
Heather R. Higgins; 52 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005

38

UBS Liquid Assets Fund
Supplemental information (unaudited)

Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable. She also serves on the board of the Hoover Institution (from 2001–2007 and since January 2009).

	Ms. Higgins is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

39

UBS Liquid Assets Fund
Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 46	Vice President and Assistant Secretary	Since 2005

Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM—Americas region. Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

40

UBS Liquid Assets Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski*; 44	Vice President and Assistant Treasurer	Since May 2011

Ms. Bubloski is a director (since March 2012) (prior to which she was an associate director) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She is vice president and assistant treasurer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM serves as investment advisor or manager.

41

UBS Liquid Assets Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark E. Carver*; 48	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM serves as investment advisor or manager.

42

UBS Liquid Assets Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Thomas Disbrow*; 46	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of North America Fund Treasury (since March 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Michael J. Flook*; 47	Vice President and Assistant Treasurer	Since 2006

Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

43

UBS Liquid Assets Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Elbridge T. Gerry III*; 55	Vice President	Since 1999

Mr. Gerry is a managing director—municipal fixed income of UBS Global AM—Americas region (since 2001). Mr. Gerry is a vice president of five investment companies (consisting of 21 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Erin O. Houston*; 35	Vice President	Since 2009

Ms. Houston is an associate director (since October 2009) and portfolio manager (since October 2009) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Ms. Houston was with Western Investors (from 2005 to 2009) and Citigroup Asset Management (2005). Ms. Houston is a vice president of four investment companies (consisting of 20 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

44

UBS Liquid Assets Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 54	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), assistant secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Joanne M. Kilkeary*; 44	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

45

UBS Liquid Assets Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Tammie Lee*; 41	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Joseph McGill*; 50	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

46

UBS Liquid Assets Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Ryan Nugent*; 34	Vice President	Since 2005

Mr. Nugent is a director (since March 2010) (prior to which he was an associate director) (since 2004) and portfolio manager (since 2005) of UBS Global AM—Americas region. Prior to that he was an assistant portfolio manager of the tax free money market funds since February 2002. Mr. Nugent is a vice president of four investment companies (consisting of 20 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Nancy Osborn*; 46	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since March 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

47

UBS Liquid Assets Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Robert Sabatino**; 38	Vice President	Since 2001

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2009), and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of six investment companies (consisting of 37 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Eric Sanders*; 46	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

48

UBS Liquid Assets Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 55	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

49

UBS Liquid Assets Fund
Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 50	Vice President and Assistant Secretary	Since 1998	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†	Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.
†††	Mr. Mandinach is deemed an “interested person” of the Trust as defined in the 1940 Act because of his employment by UBS Global AM—Americas region.

50

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Trustees
Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach

Principal Officers
Mark E. Carver President Mark F. Kemper Vice President and Secretary	Thomas Disbrow Vice President and Treasurer Robert Sabatino Vice President

Investment Advisor and Administrator UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

Principal Underwriter UBS Global Asset Management (US) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

©UBS 2012. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

Money Market Funds

UBS Cash Reserves Fund
Annual Report
April 30, 2012

UBS Cash Reserves Fund

June 15, 2012

Dear shareholder,

We present you with the annual report for UBS Cash Reserves Fund (the “Fund”) for the 12 months ended April 30, 2012.

Performance
The seven-day current yield (after fee waivers/expense reimbursements) for the Fund as of April 30, 2012, was 0.01%, unchanged from what it was on April 30, 2011. (For more information on the Fund’s performance, refer to “Performance and portfolio characteristics at a glance” on page 7.)

The Fund’s yield remained low given the Federal Reserve Board’s (the “Fed”) decision to maintain the federal funds rate at a historically low range (for more details, see below). As a result, the yields of the securities in which the Fund invests remained extremely low and, in turn, kept the Fund’s yield low.

UBS Cash Reserves Fund

Investment goal:
Provide as high a level of current interest income as is consistent with maintaining liquidity and principal stability

Portfolio Manager:
Robert Sabatino
UBS Global Asset
Management (Americas) Inc.

Commencement:
February 14, 2000

Dividend payments:
Monthly

An interview with Portfolio Manager Robert Sabatino
Q.	How would you describe the economic environment during the reporting period?
Although the overall US economy continued to grow, elevated unemployment and ongoing strains in the housing market held back a more robust expansion. Looking back, the Commerce Department reported that gross domestic product (“GDP”) growth in the US was a tepid 1.3% during the second quarter of 2011, and then grew 1.8% and 3.0% over the third and fourth quarters, respectively. The Commerce Department’s most recent estimate for first quarter 2012 GDP, which was announced after the Fund’s fiscal period had ended, came in at 1.9%.

1

UBS Cash Reserves Fund

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	In August 2011, the Fed, acknowledging that economic growth had been considerably slower than it expected, declared that it would keep the extremely low federal funds rate of between 0% and 0.25% on hold until at least through mid-2013. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) In January 2012, the Fed extended this period, noting that economic conditions warranted maintaining exceptionally low levels at least through late 2014.

Additionally, the Fed also announced its plan to purchase $400 billion of longer-term Treasury securities, and to sell an equal amount of shorter-term Treasury securities by June 2012. Dubbed “Operation Twist,” the Fed noted that its intention with this program was to “put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

Q.	How did you position the Fund over the fiscal year?
A.	We tactically adjusted the Fund’s weighted average maturity (“WAM”)—which is the average maturity of the securities in the portfolio as adjusted for relative position size—throughout the 12-month review period. When the reporting period began, the Fund had a WAM of 44 days. Given the challenges associated with the Standard & Poor’s downgrade of US long-term debt and the ongoing European sovereign debt crisis, we wanted to maintain ample liquidity in the Fund. One way we accomplished this was by reducing the Fund’s WAM; at period end, it was at 29 days. We also proactively cut the Fund’s exposure to European banks over the period.

2

UBS Cash Reserves Fund

Q.	What level of portfolio diversification did you maintain during the reporting period?
A.	At the issuer level, we maintained a high level of diversification, investing in smaller positions with the goal of reducing risk and keeping the Fund highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Fund is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

Q.	What types of securities did you emphasize over the period?
A.	Over the 12-month period, we increased the Fund’s exposure to certificates of deposit, as well as to repurchase agreements and short-term corporate obligations. In contrast, we decreased the Fund’s exposure to commercial paper and, to a lesser extent, US government and agency obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Q.	What factors do you believe will affect the Fund over the coming months?
A.	The US economy gained some momentum during the reporting period, as unemployment moved lower, and as data in the housing market and activity in the manufacturing sector—which experienced a soft patch in the summer—improved. In addition, consumer confidence generally rose, as did retail sales. We continue to feel that the US economy will see further expansion in 2012, although growth will likely be far from robust. In Europe, we believe the sovereign debt crisis will spur continued market volatility.

3

UBS Cash Reserves Fund

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver President—UBS Money Series UBS Cash Reserves Fund Managing Director UBS Global Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager—UBS Money Series UBS Cash Reserves Fund Managing Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended April 30, 2012. The views and opinions in the letter were current as of June 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other information about the Fund. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

4

UBS Cash Reserves Fund

Understanding your Fund’s expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2011 to April 30, 2012.

Actual expenses
The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

5

UBS Cash Reserves Fund

Understanding your Fund’s expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees. In addition, if those transactional costs were included, your costs for those other funds would have been higher.

The example does not reflect any investment program fees (e.g., ACCESSSM program fees) as these are external to the Fund and relate to the particular program chosen by the investor.

	Beginning account value November 1, 2011	Ending account value[1] April 30, 2012	Expenses paid during period[2] 11/01/11 to 04/30/12	Expense ratio during the period
Actual	$1,000.00	$1,000.00	$0.80	0.16%
Hypothetical
(5% annual
return before
expenses)	1,000.00	1,024.07	0.81	0.16

[1] “Actual—Ending account value” may not be reflective of a shareholder’s actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.
[2] Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

6

UBS Cash Reserves Fund

Performance and portfolio characteristics at a glance (unaudited)

Yields and characteristics	04/30/12	10/31/11	04/30/11
Seven-day current yield after fee waivers
and/or expense reimbursements[1]	0.01%	0.01%	0.01%
Seven-day effective yield after fee waivers
and/or expense reimbursements[1]	0.01	0.01	0.01
Seven-day current yield before fee waivers
and/or expense reimbursements[1]	(0.62)	(0.43)	(0.34)
Seven-day effective yield before fee waivers
and/or expense reimbursements[1]	(0.62)	(0.43)	(0.34)
Weighted average maturity[2]	29 days	38 days	44 days
Net assets (mm)	$233.9	$334.2	$342.7

Portfolio composition[3]	04/30/12	10/31/11	04/30/11
Commercial paper	41.6%	42.7%	45.7%
US government and agency obligations	22.5	26.2	23.0
Repurchase agreements	16.9	24.1	13.3
Certificates of deposit	15.8	5.4	12.9
Short-term corporate obligations	3.2	1.6	1.6
Bank note	—	—	1.5
Other assets less liabilities	(0.0)[4]	(0.0)[4]	2.0
Total	100.0%	100.0%	100.0%

[1] Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.
[2] The Fund is actively managed and its weighted average maturity will differ over time.
[3] Weightings represent percentages of the Fund's net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
[4] Represents less than 0.05% of net assets as of the date indicated.

An investment in UBS Cash Reserves Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

7

UBS Cash Reserves Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
US government and agency obligations—22.50%
Federal Farm Credit Bank
0.180%, due 10/12/12[1]	$2,750,000	$2,747,745
Federal Home Loan Bank
0.245%, due 05/01/12[2]	3,000,000	3,000,000
0.100%, due 05/03/12[1]	5,000,000	4,999,972
0.090%, due 05/04/12[1]	4,000,000	3,999,970
0.350%, due 05/01/12[2]	1,000,000	1,000,000
0.100%, due 05/23/12[1]	5,000,000	4,999,695
0.160%, due 11/01/12[1]	2,000,000	1,998,364
Federal Home Loan Mortgage Corp.*
0.191%, due 05/06/12[2]	3,000,000	2,998,768
US Treasury Bills
0.116%, due 05/17/12[1]	3,000,000	2,999,845
US Treasury Notes
0.625%, due 07/31/12	10,000,000	10,012,876
1.750%, due 08/15/12	8,000,000	8,037,681
1.375%, due 09/15/12	3,000,000	3,013,700
1.375%, due 02/15/13	2,000,000	2,018,905
1.750%, due 04/15/13	800,000	811,739
Total US government and agency obligations (cost—$52,639,260)		52,639,260
Certificates of deposit—15.82%
Banking-non-US—15.82%
Bank of Montreal
0.160%, due 05/03/12	5,000,000	5,000,000
BNP Paribas SA
0.200%, due 05/01/12	5,000,000	5,000,000
Credit Agricole Corporate & Investment Bank
0.300%, due 05/03/12	2,000,000	2,000,000
DNB Bank ASA
0.130%, due 05/01/12	5,000,000	5,000,000
Mitsubishi UFJ Trust & Banking Corp.
0.240%, due 06/20/12	5,000,000	5,000,000

8

UBS Cash Reserves Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
Mizuho Corporate Bank Ltd.
0.170%, due 05/04/12	$3,000,000	$3,000,000
0.170%, due 05/23/12	2,000,000	2,000,000
Nordea Bank Finland
0.400%, due 06/12/12	3,000,000	3,000,000
Oversea-Chinese Banking Corp., Ltd.
0.250%, due 07/23/12	4,000,000	4,000,000
Sumitomo Mitsui Banking Corp.
0.160%, due 05/10/12	3,000,000	3,000,000
Total certificates of deposit (cost—$37,000,000)		37,000,000
Commercial paper[1]—41.57%
Asset backed-banking US—1.28%
Atlantis One Funding
0.170%, due 06/01/12	3,000,000	2,999,561
Asset backed-miscellaneous—18.38%
Chariot Funding LLC
0.150%, due 05/08/12	3,000,000	2,999,913
0.150%, due 05/15/12	3,000,000	2,999,825
Jupiter Securitization Co. LLC
0.150%, due 05/02/12	3,000,000	2,999,987
Market Street Funding LLC
0.150%, due 05/14/12	3,000,000	2,999,838
0.160%, due 05/15/12	2,009,000	2,008,875
Regency Markets No. 1 LLC
0.190%, due 05/04/12	2,000,000	1,999,968
0.210%, due 05/15/12	3,000,000	2,999,755
0.200%, due 05/25/12	2,000,000	1,999,733
Salisbury Receivables Co. LLC
0.210%, due 05/17/12	5,000,000	4,999,533
Sheffield Receivables Corp.
0.230%, due 06/19/12	3,000,000	2,999,061

9

UBS Cash Reserves Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Commercial paper[1]—(continued)
Asset backed-miscellaneous—(concluded)
Thunderbay Funding
0.150%, due 05/14/12	$4,000,000	$3,999,783
Variable Funding Capital Corp.
0.150%, due 05/15/12	4,000,000	3,999,767
Victory Receivables Corp.
0.170%, due 05/03/12	3,000,000	2,999,972
0.170%, due 05/10/12	3,000,000	2,999,873
		43,005,883
Banking-non-US—6.20%
Caisse Centrale Desjardins
0.170%, due 05/14/12	5,000,000	4,999,693
Credit Suisse
0.240%, due 06/13/12	3,500,000	3,498,997
Royal Bank of Canada
0.130%, due 05/14/12	3,000,000	2,999,859
0.150%, due 06/18/12	3,000,000	2,999,400
		14,497,949
Banking-US—9.30%
Barclays US Funding Corp.
0.130%, due 05/01/12	5,000,000	5,000,000
ING (US) Funding LLC
0.160%, due 05/04/12	3,000,000	2,999,960
0.180%, due 05/07/12	3,000,000	2,999,910
Natixis US Finance Co. LLC
0.200%, due 05/01/12	3,000,000	3,000,000
Nordea N.A., Inc.
0.180%, due 06/04/12	2,000,000	1,999,660
Rabobank USA Financial Corp.
0.200%, due 05/18/12	2,750,000	2,749,740
Societe Generale N.A., Inc.
0.180%, due 05/01/12	3,000,000	3,000,000
		21,749,270

10

UBS Cash Reserves Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Commercial paper[1]—(concluded)
Finance-noncaptive diversified—1.28%
General Electric Capital Corp.
0.220%, due 05/09/12	$3,000,000	$2,999,853
Food—1.28%
Nestle Finance International Ltd.
0.180%, due 07/19/12	3,000,000	2,998,815
Insurance-life—2.14%
Massachusetts Mutual Life Insurance Co.
0.150%, due 05/08/12	5,000,000	4,999,854
Pharmaceuticals—1.71%
Sanofi-Aventis
0.170%, due 05/11/12	4,000,000	3,999,811
Total commercial paper (cost—$97,250,996)		97,250,996
Short-term corporate obligations—3.21%
Banking-non-US—1.71%
Svenska Handelsbanken
0.514%, due 06/08/12[2,3]	2,500,000	2,500,000
Westpac Securities NZ Ltd.
0.411%, due 05/04/12[2,3]	1,500,000	1,500,000
		4,000,000
Banking-US—0.64%
JP Morgan Chase Bank N.A.
0.505%, due 06/11/12[2]	1,500,000	1,500,000
Supranational—0.86%
International Finance Corp.
0.135%, due 06/05/12[1]	2,000,000	1,999,738
Total short-term corporate obligations (cost—$7,499,738)		7,499,738

11

UBS Cash Reserves Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Repurchase agreements—16.92%
Repurchase agreement dated 04/30/12 with
Barclays Capital, Inc., 0.180% due 05/01/12,
collateralized by $11,903,300 US Treasury Bonds,
4.500% due 08/15/39; (value—$15,300,049);
proceeds: $15,000,075	$15,000,000	$15,000,000
Repurchase agreement dated 04/30/12 with Deutsche
Bank Securities, Inc., 0.200% due 05/01/12,
collateralized by $2,934,299 US Treasury Bond
Coupon Strips, zero coupon due 11/15/19 and
$29,652,293 US Treasury Bond Coupon Strips,
zero coupon due 02/15/24; (value—$24,786,000);
proceeds: $24,300,135	24,300,000	24,300,000
Repurchase agreement dated 04/30/12 with State
Street Bank & Trust Co., 0.010% due 05/01/12,
collateralized by $262,549 US Treasury Note,
2.625% due 11/15/20; (value—$285,977);
proceeds: $280,000	280,000	280,000
Total repurchase agreements (cost—$39,580,000)		39,580,000
Total investments (cost—$233,969,994
which approximates cost for federal income
tax purposes)—100.02%		233,969,994
Liabilities in excess of other assets—(0.02)%		(35,577)
Net assets (applicable to 233,958,004 shares
of beneficial interest outstanding equivalent to
$1.00 per share)—100.00%		$233,934,417

12

UBS Cash Reserves Fund
Statement of net assets—April 30, 2012

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the Fund’s investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and
agency obligations	$—	$52,639,260	$—	$52,639,260
Certificates of
deposit	—	37,000,000	—	37,000,000
Commercial paper	—	97,250,996	—	97,250,996
Short-term corporate
obligations	—	7,499,738	—	7,499,738
Repurchase
agreements	—	39,580,000	—	39,580,000
Total	$—	$233,969,994	$—	$233,969,994

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	74.6%
Canada	6.8
Japan	5.6
France	4.7
Norway	2.1
Singapore	1.7
Switzerland	1.5
Finland	1.3
Sweden	1.1
Australia	0.6
Total	100.0%

13

UBS Cash Reserves Fund
Statement of net assets—April 30, 2012

Portfolio footnotes

*	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[1]	Rates shown are the discount rates at date of purchase.
[2]	Variable or floating rate security. The interest rate shown is the current rate as of April 30, 2012, and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.
[3]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 1.71% of net assets as of April 30, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

14	See accompanying notes to financial statements

UBS Cash Reserves Fund
Statement of operations

For the year ended April 30, 2012
Investment income:
Interest	$576,965
Expenses:
Investment advisory and administration fees	1,099,037
Transfer agency and related services fees	574,752
Professional fees	103,819
Reports and notices to shareholders	59,874
State registration fees	59,304
Custody and accounting fees	43,549
Trustees’ fees	18,313
Insurance fees	6,300
Other expenses	32,619
1,997,567
Fee waivers and/or expense reimbursements by investment
advisor and administrator	(1,454,033)
Net expenses	543,534
Net investment income	33,431
Net realized loss	(96)
Net increase in net assets resulting from operations	$33,335

See accompanying notes to financial statements	15

UBS Cash Reserves Fund
Statement of changes in net assets

	For the years ended April 30,
	2012	2011
From operations:
Net investment income	$33,431	$32,162
Net realized loss	(96)	(645)
Net increase in net assets resulting from operations	33,335	31,517
Dividends and distributions to shareholders from:
Net investment income	(33,431)	(32,162)
Net realized gains	—	(26,935)
Total dividends and distributions to shareholders	(33,431)	(59,097)
Net increase (decrease) in net assets from
beneficial interest transactions	(108,791,017)	15,514,087
Net increase (decrease) in net assets	(108,791,113)	15,486,507
Net assets:
Beginning of year	342,725,530	327,239,023
End of year	$233,934,417	$342,725,530
Accumulated undistributed net
investment income	$—	$—

16	See accompanying notes to financial statements

UBS Cash Reserves Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2012	2011	2010	2009	2008
Net asset value,
beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000 [1]	0.000 [1]	0.000 [1]	0.015	0.042
Dividends from net
investment income	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.015)	(0.042)
Distributions from net
realized gains	—	(0.000)[1]	(0.000)[1]	(0.000)[1]	—
Total dividends and
distributions	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.015)	(0.042)
Net asset value, end
of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment
return[2]	0.01%	0.02%	0.02%	1.49%	4.29%
Ratios to average
net assets:
Expenses before
fee waivers
and/or expense
reimbursements by
advisor/administrator	0.60%	0.61%	0.62%	0.58%	0.54%
Expenses after
fee waivers
and/or expense
reimbursements by
advisor/administrator	0.16%	0.27%	0.31%	0.53%	0.48%[3]
Net investment income	0.01%	0.01%	0.02%	1.52%	4.23%
Supplemental data:
Net assets, end of
year (000’s)	$233,934	$342,726	$327,239	$372,754	$449,136

[1] Amount represents less than $0.0005 per share.

[2] Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

[3] In addition to the waiver of advisory and administration fees and/or reimbursement of expenses by UBS Global Asset Management (Americas) Inc., the Fund was reimbursed by UBS Financial Services Inc. in the amount of $45,477 for overcharges related to prior fiscal periods for postage related expenses.

See accompanying notes to financial statements	17

UBS Cash Reserves Fund
Notes to financial statements

Organization and significant accounting policies
UBS Cash Reserves Fund (the “Fund”) is registered with the US Securities and Exchange Commission (“SEC“) under the Investment Company Act of 1940, as amended, as a diversified series of UBS Money Series (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on April 29, 1998. The Trust is a series mutual fund with fourteen series. The financial statements for the other series of the Trust are not included herein.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund attempts to maintain a stable net asset value of $1.00 per share; the Fund has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP, which may require

18

UBS Cash Reserves Fund
Notes to financial statements

the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
Investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of the Fund’s Statement of net assets.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and

19

UBS Cash Reserves Fund
Notes to financial statements

a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosure about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosures are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Repurchase agreements
The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying

20

UBS Cash Reserves Fund
Notes to financial statements

collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income
Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered

21

UBS Cash Reserves Fund
Notes to financial statements

temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

Investment advisor and administrator
The Fund’s Board of Trustees has approved an investment advisory and administration contract (the “Advisory Contract”) with UBS Global AM, under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.33% of the Fund’s average daily net assets.

UBS Global AM has undertaken to waive fees and/or reimburse expenses in the event that current Fund yields drop below a certain level. This additional undertaking is voluntary and not contractual and may be terminated at any time. For the year ended April 30, 2012, UBS Global AM voluntarily waived investment advisory and administration fees and/or reimbursed expenses totaling $1,454,033. At April 30, 2012, UBS Global AM owed the Fund $84,600 net of fee waivers/expense reimbursements.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested trustee of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year

22

UBS Cash Reserves Fund
Notes to financial statements

ended April 30, 2012, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $114,316,145. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency related services
UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s transfer agent, and is compensated for these services by BNY Mellon, not the Fund.

For the year ended April 30, 2012, UBS Financial Services, Inc. received from BNY Mellon, not the Fund, $315,991 of the total transfer agency and related services fees paid by the Fund to BNY Mellon.

Securities lending
The Fund may lend securities up to 33⅓% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Fund’s lending agent. At April 30, 2012, the Fund did not have any securities on loan.

23

UBS Cash Reserves Fund
Notes to financial statements

Other liabilities and components of net assets
At April 30, 2012, the Fund had the following liabilities outstanding:

Dividends payable to shareholders	$459
Other accrued expenses*	219,421

*Excludes investment advisory and administration fees.

At April 30, 2012, the components of net assets were as follows:

Accumulated paid in capital	$233,935,617
Accumulated net realized loss	(1,200)
Net assets	$233,934,417

Shares of beneficial interest
There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the years ended April 30,
	2012	2011
Shares sold	2,329,247,367	2,512,535,673
Shares repurchased	(2,438,063,596)	(2,497,071,733)
Dividends reinvested	25,212	50,147
Net increase (decrease) in shares outstanding	(108,791,017)	15,514,087

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Fund during the fiscal years ended April 30, 2012 and April 30, 2011 was ordinary income.

24

UBS Cash Reserves Fund
Notes to financial statements

At April 30, 2012, the accumulated loss on a tax basis was accumulated capital and other losses of $741.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At April 30, 2012, the Fund had a pre-enactment capital loss carryforward of $645, which will expire on April 30, 2019, and a post-enactment short-term capital loss carryforward of $96. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended April 30, 2012, accumulated paid in capital was decreased by $99 and accumulated net realized loss was decreased by $99. These differences are due to distributions in excess of net investment income.

As of and during the year ended April 30, 2012, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended April 30, 2012, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended April 30, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

25

UBS Cash Reserves Fund
Report of Ernst & Young LLP, Independent
Registered Public Accounting Firm

The Board of Trustees and Shareholders
UBS Money Series—UBS Cash Reserves Fund

We have audited the accompanying statement of net assets of UBS Cash Reserves Fund (the “Fund”) (one of the series comprising UBS Money Series) as of April 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Cash Reserves Fund at April 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the

26

UBS Cash Reserves Fund

two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
June 26, 2012

27

UBS Cash Reserves Fund
General information (unaudited)

Monthly and quarterly portfolio holdings disclosure
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

In addition, the Fund discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Fund information appearing in filings with the SEC on Form N-MFP. Investors also may find additional information about the Fund at the above referenced UBS website internet address.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

28

UBS Cash Reserves Fund
Supplemental information (unaudited)

Board of Trustees & Officers
The Fund is governed by a Board of Trustees which oversees the Fund’s operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Fund’s Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

29

UBS Cash Reserves Fund
Supplemental information (unaudited)

Interested Trustees

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served
Meyer Feldberg††; 70 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 1998

Barry Mandinach†††; 56 UBS Global Asset Management (US) Inc. 1285 Avenue of the Americas New York, NY 10019	Trustee	Since 2010

30

UBS Cash Reserves Fund
Supplemental information (unaudited)

Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

	Professor Feldberg is a director or trustee of 22 investment companies (consisting of 57 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).

	Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

31

UBS Cash Reserves Fund
Supplemental information (unaudited)

Independent Trustees

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served
Richard Q. Armstrong; 77 c/o Keith Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Trustee and Chairman of the Board of Trustees	Since 1998 (Trustee) Since 2004 (Chairman of the Board of Trustees)

Alan S. Bernikow; 71 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005

32

UBS Cash Reserves Fund
Supplemental information (unaudited)

Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee

Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of international packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages, and Moët Hennessey, among many others) (from 1982–1995).

	Mr. Armstrong is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

33

UBS Cash Reserves Fund
Supplemental information (unaudited)

Independent Trustees (concluded)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served
Richard R. Burt; 65 McLarty Associates 900 17th Street NW, 8th floor Washington, D.C. 20006	Trustee	Since 1998

Bernard H. Garil; 72 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Heather R. Higgins; 52 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005

34

UBS Cash Reserves Fund
Supplemental information (unaudited)

Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee

Mr. Burt is a managing director of McLarty Associates (a consulting firm) with which he has been employed since April 2007. He was chairman of IEP Advisors (international investments and consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (international information and risk management firm).

	Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc.

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

	Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable. She also serves on the board of the Hoover Institution (from 2001–2007 and since January 2009).

	Ms. Higgins is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

35

UBS Cash Reserves Fund
Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 46	Vice President and Assistant Secretary	Since 2005

Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM—Americas region. Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Rose Ann Bubloski*; 44	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since March 2012) (prior to which she was an associate director) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She is vice president and assistant treasurer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM serves as investment advisor or manager.

36

UBS Cash Reserves Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark E. Carver*; 48	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM serves as investment advisor or manager.

37

UBS Cash Reserves Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Thomas Disbrow*; 46	Vice President and Treasurer	Since 2007

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of North America Fund Treasury (since March 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Michael J. Flook*; 47	Vice President and Assistant Treasurer	Since 2006

Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM— Americas region serves as investment advisor or manager.

Elbridge T. Gerry III*; 55	Vice President	Since 1999	Mr. Gerry is a managing director—municipal fixed income of UBS Global AM—Americas region (since 2001). Mr. Gerry is a vice president of five investment companies (consisting of 21 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

38

UBS Cash Reserves Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Erin O. Houston*; 35	Vice President	Since 2009

Ms. Houston is an associate director (since October 2009) and portfolio manager (since October 2009) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Ms. Houston was with Western Investors (from 2005 to 2009) and Citigroup Asset Management (2005). Ms. Houston is a vice president of four investment companies (consisting of 20 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Mark F. Kemper**; 54	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), assistant secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

39

UBS Cash Reserves Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joanne M. Kilkeary*; 44	Vice President and Assistant Treasurer	Since 2004

Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Tammie Lee*; 41	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

40

UBS Cash Reserves Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph McGill*; 50	Vice President and Chief Compliance Officer	Since 2004

Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Ryan Nugent*; 34	Vice President	Since 2005	Mr. Nugent is a director (since March 2010) (prior to which he was an associate director) (since 2004) and portfolio manager (since 2005) of UBS Global AM—Americas region. Prior to that he was an assistant portfolio manager of the tax free money market funds since February 2002. Mr. Nugent is a vice president of four investment companies (consisting of 20 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

41

UBS Cash Reserves Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy Osborn*; 46	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since March 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Robert Sabatino**; 38	Vice President	Since 2001	Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2009), and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of six investment companies (consisting of 37 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

42

UBS Cash Reserves Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders*; 46	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Andrew Shoup*; 55	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

43

UBS Cash Reserves Fund
Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 50	Vice President and Assistant Secretary	Since 1998

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†	Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.
†††	Mr. Mandinach is deemed an “interested person” of the Trust as defined in the 1940 Act because of his employment by UBS Global AM—Americas region.

44

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Trustees
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt
Barry M. Mandinach

Principal Officers
Mark E. Carver	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper	Robert Sabatino
Vice President and Secretary	Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter
UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

©UBS 2012. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

Money Market Funds

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
Annual Report
April 30, 2012

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund

June 15, 2012

Dear shareholder,

We present you with the annual report for the UBS Select Preferred Series of Funds, namely UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, and UBS Select Tax-Free Preferred Fund (the “Funds”) for the 12 months ended April 30, 2012.

Performance
The seven-day current yields for the Funds (after fee waivers/expense reimbursements) were as follows:

  UBS Select Prime Preferred Fund:
  0.18% as of April 30, 2012, versus 0.17% as of April 30, 2011.

  UBS Select Treasury Preferred Fund:
  0.01% as of April 30, 2012, unchanged from April 30, 2011.

  UBS Select Tax-Free Preferred Fund:
  0.09% as of April 30, 2012, versus 0.16% as of April 30, 2011.

For detailed information on the Funds’ performance, refer to “Yields and characteristics at a glance” on pages 10 and 11.

UBS Select Prime
Preferred Fund

UBS Select Treasury
Preferred Fund

Investment goals
(both Funds):
Maximum current income consistent with liquidity and capital preservation

Portfolio Manager:
Robert Sabatino
UBS Global Asset
Management (Americas) Inc.

Commencement:
August 28, 2007

Dividend payments:
Monthly

UBS Select Tax-Free
Preferred Fund

Investment goal:
Maximum current income exempt from federal income tax consistent with liquidity and the preservation of capital

Portfolio Managers:
Elbridge T. Gerry III
Ryan Nugent
Erin O. Houston
UBS Global Asset
Management (Americas) Inc.

Commencement:
August 28, 2007

Dividend payments:
Monthly

1

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund

An interview with the Portfolio Managers
Q.	How would you describe the economic environment during the reporting period?
A.	Although the overall US economy continued to grow, elevated unemployment and ongoing strains in the housing market held back a more robust expansion. Looking back, the Commerce Department reported that gross domestic product (“GDP”) growth in the US was a tepid 1.3% during the second quarter of 2011, and then grew 1.8% and 3.0% over the third and fourth quarters, respectively. The Commerce Department’s most recent estimate for first quarter 2012 GDP, which was announced after the Funds’ fiscal period had ended, came in at 1.9%.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	In August 2011, the Fed, acknowledging that economic growth had been considerably slower than it expected, declared that it would keep the extremely low federal funds rate of between 0% and 0.25% on hold until at least through mid-2013. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) In January 2012, the Fed extended this period, noting that economic conditions warranted maintaining exceptionally low levels at least through late 2014.

Additionally, the Fed also announced its plan to purchase $400 billion of longer-term Treasury securities, and to sell an equal amount of shorter-term Treasury securities by June 2012. Dubbed “Operation Twist,” the Fed noted that its intention with this program was to “put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

2

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund

Q.	Given that the Funds are “feeder funds,” how were the portfolios in which they invest managed during the reporting period?
A.	Each fund is a “feeder fund,” investing all of its assets in “Master Funds”—the Prime Master Fund, the Treasury Master Fund and the Tax-Free Master Fund, respectively. As always, quality and liquidity remained paramount in our management process for the Master Funds.

  The weighted average maturity (“WAM”) for the Prime Master Fund in which UBS Select Prime Preferred Fund invests was 51 days when the reporting period began. Over the period, we tactically adjusted the Master Fund’s WAM in response to Standard & Poor’s downgrade of US long-term debt and the ongoing European sovereign debt crisis. As of April 30, 2012, the Master Fund’s WAM was 50 days.

  At the issuer level, we maintained a high level of diversification, investing in smaller positions with the goal of reducing risk and keeping the Fund highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Fund is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

  At the security level, we increased the Master Fund’s exposure to certificates of deposit, US government and agency obligations, time deposits and short-term corporate obligations. In contrast, we decreased the Fund’s exposure to commercial paper, repurchase agreements and a US master note. (Repurchase agreements are transactions that require the seller of a security to buy it back at a predetermined time and price, or upon demand.)

3

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund

  The WAM for the Master Fund in which UBS Select Treasury Preferred Fund invests was 48 days when the reporting period began. Over the review period, the WAM was reduced; at period end on April 30, 2012, it was 46 days. At the security level, we increased the Master Fund’s exposure to US government obligations and reduced its exposure to repurchase agreements.

  The WAM for the Master Fund in which UBS Select Tax-Free Preferred Fund invests was 21 days when the reporting period began. We tactically adjusted the Fund’s WAM based on market conditions and seasonality factors within the tax-exempt market. At the end of the reporting period, the Fund’s WAM was 20 days. Given the issues and volatility tied to the ongoing European sovereign debt crisis, we continued to emphasize high-quality US municipal issuers, and we pared the Fund’s indirect European exposure (e.g., exposure to municipal securities with guarantor features linked to major Eurozone banks). Our remaining European position is largely from indirect exposure to municipal security features linked to banks in the UK and Germany. During the review period, we focused our purchases on high-quality municipal issuances of both state and local general obligation debt, as well as essential service revenue obligations. Within the commercial paper market, during the second half of the period we emphasized self liquidity issues (issues where the municipality provides its own liquidity rather than relying on a bank to provide the liquidity, should an investor wish to sell the security). This was done given uncertainties tied to certain financial institutions, as well as to increase the Fund’s diversification.

Q.	What factors do you believe will affect the Funds over the coming months?
A.	The US economy gained some momentum during the reporting period, as unemployment moved lower, and as data in the housing market and activity in the manufacturing sector—which experienced a soft patch in the summer of 2011—improved. In addition, consumer confidence generally rose, as did retail sales. We continue

4

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund

to feel that the US economy will see further expansion in 2012, although growth will likely be far from robust. In Europe, we believe the sovereign debt crisis will spur continued market volatility.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver President—UBS Money Series UBS Select Prime Preferred Fund UBS Select Treasury Preferred Fund UBS Select Tax-Free Preferred Fund Managing Director UBS Global Asset Management (Americas) Inc.	Elbridge T. Gerry III Portfolio Manager— UBS Select Tax-Free Preferred Fund Managing Director UBS Global Asset Management (Americas) Inc.

Robert Sabatino Portfolio Manager— UBS Select Prime Preferred Fund UBS Select Treasury Preferred Fund Managing Director UBS Global Asset Management (Americas) Inc.	Ryan Nugent Portfolio Manager— UBS Select Tax-Free Preferred Fund Director UBS Global Asset Management (Americas) Inc.

5

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund

Erin O. Houston
Portfolio Manager—
UBS Select Tax-Free Preferred Fund
Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Funds performed during the 12 months ended April 30, 2012. The views and opinions in the letter were current as of June 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Funds’ future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

6

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund

Understanding your Fund’s expenses (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since each Fund is a “feeder fund” that invests in a corresponding “master fund,” the expense information below reflects the combined effect of the two levels of expenses and not just those imposed directly at the feeder fund level.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2011 to April 30, 2012.

Actual expenses
The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

7

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund

Understanding your Fund’s expenses (unaudited) (continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees. In addition, if those transactional costs were included, your costs for those other funds would have been higher.

8

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund

Understanding your Fund’s expenses1 (unaudited) (concluded)

UBS Select Prime Preferred Fund

	Beginning account value November 1, 2011	Ending account value[2] April 30, 2012	Expenses paid during period[3] 11/01/11 to 04/30/12	Expense ratio during the period
Actual	$1,000.00	$1,001.00	$0.70	0.14%
Hypothetical
(5% annual return
before expenses)	1,000.00	1,024.17	0.70	0.14

UBS Select Treasury Preferred Fund

	Beginning account value November 1, 2011	Ending account value[2] April 30, 2012	Expenses paid during period[3] 11/01/11 to 04/30/12	Expense ratio during the period
Actual	$1,000.00	$1,000.10	$0.35	0.07%
Hypothetical
(5% annual return
before expenses)	1,000.00	1,024.52	0.35	0.07

UBS Select Tax-Free Preferred Fund

	Beginning account value November 1, 2011	Ending account value[2] April 30, 2012	Expenses paid during period[3] 11/01/11 to 04/30/12	Expense ratio during the period
Actual	$1,000.00	$1,000.10	$0.60	0.12%
Hypothetical
(5% annual return
before expenses)	1,000.00	1,024.27	0.60	0.12

[1] The expenses for the Funds reflect the expenses of the corresponding master funds in which they invest in addition to their own direct expenses.
[2] “Actual — Ending account value” may not be reflective of a shareholder’s actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.
[3] Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

9

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund

Yields and characteristics at a glance (unaudited)

UBS Select Prime Preferred Fund

Yields and characteristics	04/30/12	10/31/11	04/30/11
Seven-day current yield after fee waivers
and/or expense reimbursements[1]	0.18%	0.17%	0.17%
Seven-day effective yield after fee waivers
and/or expense reimbursements[1]	0.18	0.17	0.17
Seven-day current yield before fee waivers
and/or expense reimbursements[1]	0.14	0.13	0.09
Seven-day effective yield before fee waivers
and/or expense reimbursements[1]	0.14	0.13	0.09
Weighted average maturity[2]	50 days	43 days	51 days
Net assets (mm)	$7,996.7	$10,421.4	$17,186.9

UBS Select Treasury Preferred Fund

Yields and characteristics	04/30/12	10/31/11	04/30/11
Seven-day current yield after fee waivers
and/or expense reimbursements[1]	0.01%	0.01%	0.01%
Seven-day effective yield after fee waivers
and/or expense reimbursements[1]	0.01	0.01	0.01
Seven-day current yield before fee waivers
and/or expense reimbursements[1]	(0.07)	(0.12)	(0.07)
Seven-day effective yield before fee waivers
and/or expense reimbursements[1]	(0.07)	(0.12)	(0.07)
Weighted average maturity[2]	46 days	47 days	48 days
Net assets (mm)	$4,023.4	$4,596.6	$2,643.5

[1] Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.
[2] Weighted average maturity provided is that of the related master fund, which is actively managed and its weighted average maturity will differ over time.

10

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund

Yields and characteristics at a glance (unaudited) (concluded)

UBS Select Tax-Free Preferred Fund

Yields and characteristics	04/30/12	10/31/11	04/30/11
Seven-day current yield after fee waivers
and/or expense reimbursements[1]	0.09%	0.01%	0.16%
Seven-day effective yield after fee waivers
and/or expense reimbursements[1]	0.09	0.01	0.16
Seven-day current yield before fee waivers
and/or expense reimbursements[1]	0.05	(0.03)	0.12
Seven-day effective yield before fee waivers
and/or expense reimbursements[1]	0.05	(0.03)	0.12
Weighted average maturity[2]	20 days	20 days	21 days
Net assets (mm)	$370.8	$405.9	$438.3
[1] Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.
[2] Weighted average maturity provided is that of the related master fund, which is actively managed and its weighted average maturity will differ over time.

An investment in UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, and UBS Select Tax-Free Preferred Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

11

UBS Select Prime Preferred Fund
Statement of assets and liabilities—April 30, 2012

Assets:
Investment in Prime Master Fund (”Master”), at value
(cost—$7,998,184,104 which approximates cost for
federal income tax purposes)	$7,998,184,104
Liabilities:
Payable to affiliate	259,246
Dividends payable to shareholders	1,204,320
Total liabilities	1,463,566
Net assets:
Shares of beneficial interest—$0.001 par value per share,
unlimited amount authorized; 7,996,608,335 outstanding	7,996,608,335
Accumulated net realized gain	112,203
Net assets	$7,996,720,538
Net asset value per share	$1.00

12	See accompanying notes to financial statements

UBS Select Treasury Preferred Fund
Statement of assets and liabilities—April 30, 2012

Assets:
Investment in Treasury Master Fund (”Master”), at value
(cost—$4,023,470,901 which approximates cost for
federal income tax purposes)	$4,023,470,901
Receivable from affiliate	1,862
Total assets	4,023,472,763
Liabilities:
Dividends payable to shareholders	32,754
Net assets:
Shares of beneficial interest—$0.001 par value per share,
unlimited amount authorized; 4,023,439,776 outstanding	4,023,439,776
Accumulated net realized gain	233
Net assets	$4,023,440,009
Net asset value per share	$1.00

See accompanying notes to financial statements	13

UBS Select Tax-Free Preferred Fund
Statement of assets and liabilities—April 30, 2012

Assets:
Investment in Tax-Free Master Fund (”Master”), at value
(cost—$370,893,663 which approximates cost
for federal income tax purposes)	$370,893,663
Liabilities:
Payable to affiliate	24,012
Dividends payable to shareholders	23,122
Total liabilities	47,134
Net assets:
Shares of beneficial interest—$0.001 par value per share,
unlimited amount authorized; 370,831,287 outstanding	370,831,242
Accumulated net realized gain	15,287
Net assets	$370,846,529
Net asset value per share	$1.00

14	See accompanying notes to financial statements

UBS Select Prime Preferred Fund
Statement of operations

For the year ended April 30, 2012
Investment income:
Interest income allocated from Master	$33,437,423
Securities lending income allocated from Master	1,130
Expenses allocated from Master	(11,408,002)
Net investment income allocated from Master	22,030,551
Expenses:
Administration fees	9,046,294
Trustees’ fees	78,475
9,124,769
Fee waivers by administrator	(5,748,285)
Net expenses	3,376,484
Net investment income	18,654,067
Net realized gain allocated from Master	270,021
Net increase in net assets resulting from operations	$18,924,088

See accompanying notes to financial statements	15

UBS Select Treasury Preferred Fund
Statement of operations

For the year ended April 30, 2012
Investment income:
Interest income allocated from Master	$3,058,996
Expenses allocated from Master	(4,079,654)
Expense waiver allocated from Master	1,465,006
Net investment income allocated from Master	444,348
Expenses:
Administration fees	3,225,115
Trustees’ fees	38,651
3,263,766
Fee waivers by administrator	(3,228,501)
Net expenses	35,265
Net investment income	409,083
Net realized gain allocated from Master	1,100
Net increase in net assets resulting from operations	$410,183

16	See accompanying notes to financial statements

UBS Select Tax-Free Preferred Fund
Statement of operations

For the year ended April 30, 2012
Investment income:
Interest income allocated from Master	$678,034
Expenses allocated from Master	(422,454)
Expense waiver allocated from Master	4,884
Net investment income allocated from Master	260,464
Expenses:
Administration fees	317,474
Trustees’ fees	20,471
337,945
Fee waivers by administrator	(216,166)
Net expenses	121,779
Net investment income	138,685
Net realized gain allocated from Master	18,580
Net increase in net assets resulting from operations	$157,265

See accompanying notes to financial statements	17

UBS Select Prime Preferred Fund
Statement of changes in net assets

	For the years ended April 30,
	2012	2011
From operations:
Net investment income	$18,654,067	$25,055,628
Net realized gain	270,021	53,220
Net increase in net assets resulting
from operations	18,924,088	25,108,848
Dividends and distributions to shareholders from:
Net investment income	(18,654,067)	(25,055,628)
Net realized gains	(197,538)	(35,554)
Total dividends and distributions
to shareholders	(18,851,605)	(25,091,182)
Net increase (decrease) in net assets from
beneficial interest transactions	(9,190,263,610)	7,288,227,929
Net increase (decrease) in net assets	(9,190,191,127)	7,288,245,595
Net assets:
Beginning of year	17,186,911,665	9,898,666,070
End of year	$7,996,720,538	$17,186,911,665
Accumulated undistributed net
investment income	$—	$—

18	See accompanying notes to financial statements

UBS Select Treasury Preferred Fund
Statement of changes in net assets

	For the years ended April 30,
	2012	2011
From operations:
Net investment income	$409,083	$1,381,204
Net realized gain	1,100	6,821
Net increase in net assets resulting
from operations	410,183	1,388,025
Dividends and distributions to shareholders from:
Net investment income	(409,083)	(1,381,204)
Net realized gains	(12,516)	(6,348)
Total dividends and distributions
to shareholders	(421,599)	(1,387,552)
Net increase in net assets from
beneficial interest transactions	1,379,957,889	321,286,730
Net increase in net assets	1,379,946,473	321,287,203
Net assets:
Beginning of year	2,643,493,536	2,322,206,333
End of year	$4,023,440,009	$2,643,493,536
Accumulated undistributed net
investment income	$—	$—

See accompanying notes to financial statements	19

UBS Select Tax-Free Preferred Fund
Statement of changes in net assets

	For the years ended April 30,
	2012	2011
From operations:
Net investment income	$138,685	$643,099
Net realized gain	18,580	1,681
Net increase in net assets resulting
from operations	157,265	644,780
Dividends and distributions to shareholders from:
Net investment income	(138,685)	(643,099)
Net realized gains	(5,019)	(20,792)
Total dividends and distributions
to shareholders	(143,704)	(663,891)
Net decrease in net assets from
beneficial interest transactions	(67,430,180)	(137,923,735)
Net decrease in net assets	(67,416,619)	(137,942,846)
Net assets:
Beginning of year	438,263,148	576,205,994
End of year	$370,846,529	$438,263,148
Accumulated undistributed net
investment income	$—	$—

20	See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS Select Prime Preferred Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Year ended April 30, 2012
Net asset value, beginning of period	$1.00
Net investment income	0.002
Dividends from net investment income	(0.002)
Distributions from net realized gains	(0.000)[2]
Total dividends and distributions	(0.002)
Net asset value, end of period	$1.00
Total investment return[3]	0.17%
Ratios to average net assets:
Expenses before fee waivers by advisor/administrator[4]	0.18%
Expenses after fee waivers by advisor/administrator[4]	0.13%
Net investment income[4]	0.16%
Supplemental data:
Net assets, end of period (000’s)	$7,996,721

[1]	Commencement of operations.
[2]	Amount represents less than $0.0005 per share.
[3]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
[4]	Ratios include the Fund’s share of income and expenses allocated from the Master.
[5]	Annualized.

22	See accompanying notes to financial statements

Years ended April 30,			For the period August 28 2007[1] to April 30, 2008
2011	2010	2009
$1.00	$1.00	$1.00	$1.00
0.002	0.002	0.020	0.029
(0.002)	(0.002)	(0.020)	(0.029)
(0.000)[2]	(0.000)[2]	—	—
(0.002)	(0.002)	(0.020)	(0.029)
$1.00	$1.00	$1.00	$1.00
0.21%	0.23%	1.99%	2.96%

0.18%	0.18%	0.19%	0.18%[5]
0.10%	0.12%	0.15%	0.14%[5]
0.21%	0.20%	1.64%	3.95%[5]

$17,186,912	$9,898,666	$3,638,214	$947,468

See accompanying notes to financial statements	23

UBS Select Treasury Preferred Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Year ended April 30, 2012
Net asset value, beginning of period	$1.00
Net investment income	0.000 [2]
Dividends from net investment income	(0.000)[2]
Distributions from net realized gains	(0.000)[2]
Total dividends and distributions	(0.000)[2]
Net asset value, end of period	$1.00
Total investment return[3]	0.01%
Ratios to average net assets:
Expenses before fee waivers by advisor/administrator[4]	0.18%
Expenses after fee waivers by advisor/administrator[4]	0.07%
Net investment income[4]	0.01%
Supplemental data:
Net assets, end of period (000’s)	$4,023,440

[1]	Commencement of operations.
[2]	Amount represents less than $0.0005 per share.
[3]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
[4]	Ratios include the Fund’s share of income and expenses allocated from the Master.
[5]	Annualized.

24	See accompanying notes to financial statements

Years ended April 30,			For the period August 28, 2007[1] to April 30, 2008
2011	2010	2009
$1.00	$1.00	$1.00	$1.00
0.001	0.001	0.009	0.022
(0.001)	(0.001)	(0.009)	(0.022)
(0.000)[2]	(0.000)[2]	(0.000)[2]	-
(0.001)	(0.001)	(0.009)	(0.022)
$1.00	$1.00	$1.00	$1.00
0.05%	0.07%	0.91%	2.27%

0.18%	0.19%	0.20%	0.18%[5]
0.14%	0.15%	0.16%	0.14%[5]
0.05%	0.07%	0.67%	2.72%[5]

$2,643,494	$2,322,206	$2,838,489	$1,095,975

See accompanying notes to financial statements	25

UBS Select Tax-Free Preferred Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Year ended April 30, 2012
Net asset value, beginning of period	$1.00
Net investment income	0.000[2]
Dividends from net investment income	(0.000)[2]
Distributions from net realized gains	(0.000)[2]
Total dividends and distributions	(0.000)[2]
Net asset value, end of period	$1.00
Total investment return[3]	0.03%
Ratios to average net assets:
Expenses before fee waivers by advisor/administrator[4]	0.18%
Expenses after fee waivers by advisor/administrator[4]	0.13%
Net investment income[4]	0.03%
Supplemental data:
Net assets, end of period (000’s)	$370,847

[1]	Commencement of operations.
[2]	Amount represents less than $0.0005 per share.
[3]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.
[4]	Ratios include the Fund’s share of income and expenses allocated from the Master.
[5]	Annualized.

26	See accompanying notes to financial statements

Years ended April 30,			For the period August 28, 2007[1] to April 30, 2008
2011	2010	2009
$1.00	$1.00	$1.00	$1.00
0.001	0.001	0.010	0.020
(0.001)	(0.001)	(0.010)	(0.020)
(0.000)[2]	(0.000)[2]	(0.000)[2]	-
(0.001)	(0.001)	(0.010)	(0.020)
$1.00	$1.00	$1.00	$1.00
0.14%	0.14%	1.31%	1.99%

0.18%	0.20%	0.22%	0.08%[5]
0.14%	0.15%	0.13%	0.04%[5]
0.14%	0.13%	1.32%	3.05%[5]

$438,263	$576,206	$260,566	$63,623

See accompanying notes to financial statements	27

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
Notes to financial statements

Organization and significant accounting policies
UBS Select Prime Preferred Fund (“Prime Preferred Fund”), UBS Select Treasury Preferred Fund (“Treasury Preferred Fund”), and UBS Select Tax-Free Preferred Fund (“Tax-Free Preferred Fund”) (each a “Fund”, collectively, the “Funds”) are each registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of UBS Money Series (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on April 29, 1998. Each of the Funds commenced operations on August 28, 2007. The Trust is a series mutual fund with fourteen series. The financial statements for the other series of the Trust are not included herein.

Prime Preferred Fund, Treasury Preferred Fund, and Tax-Free Preferred Fund are “feeder funds” that invest substantially all of their assets in “master funds”—Prime Master Fund, Treasury Master Fund and Tax-Free Master Fund, respectively (each a “Master Fund” and each a diversified series of Master Trust, an open-end investment company registered with the SEC under the 1940 Act). The feeder funds and their respective Master Funds have the same investment objectives. The performance of each Fund is directly affected by the performance of the corresponding Master Fund. The value of such investments reflects the Fund’s proportionate interest in the net assets of its corresponding Master Fund (50.98% for Prime Preferred Fund, 30.84% for Treasury Preferred Fund and 31.95% for Tax-Free Preferred Fund at April 30, 2012). All of the net investment income and realized and unrealized gains and losses from investment activities of a Master Fund are allocated pro rata, based on respective ownership interests, among the corresponding Fund and other investors in the Master Fund (e.g., other feeder funds) at the time of such determination. The financial statements of the Master Funds, including the Statement of net assets, are included elsewhere in this report and should be read in connection with the Fund’s financial statements.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

28

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
Notes to financial statements

Each Fund attempts to maintain a stable net asset value of $1.00 per share; each Fund has adopted certain investment, portfolio valuation and dividend and distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share.

In the normal course of business the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Funds’ financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
Each Fund records its investment in its corresponding Master Fund at fair value. Securities held by the Master Funds are valued as indicated in the Master Funds’ Notes to financial statements, which are included elsewhere in this report.

Dividends and distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either

29

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
Notes to financial statements

considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Master Funds to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

Administrator
UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) serves as administrator to each Fund pursuant to an Administration Agreement approved by the Trust’s board. In accordance with the Administration Agreement, each Fund pays UBS Global AM an administration fee, which is accrued daily and paid monthly, at the annual rate of 0.08% of each Fund’s average daily net assets. At April 30, 2012, Prime Preferred Fund, Treasury Preferred Fund and Tax-Free Preferred Fund owed UBS Global AM $542,222, $264,628, and $40,113, respectively, for administrative services.

In exchange for these fees, UBS Global AM has agreed to bear all of the Funds’ expenses other than interest, taxes, extraordinary costs and the cost of securities purchased and sold by the Funds, including any transaction costs. Although UBS Global AM is not obligated to pay the fees and expenses of the Funds’ independent trustees, it is contractually obligated to reduce its fee in an amount equal to those fees and expenses. UBS Global AM estimates that these fees and expenses will be less than 0.01% of each Fund’s average daily net assets. At April 30, 2012, UBS Global AM owed $11,864, $7,619 and $3,897 for independent trustees fees to Prime Preferred Fund, Treasury Preferred Fund and Tax-Free Preferred Fund, respectively.

The Funds and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive 0.04% of its administrative fees through August 31, 2012. At

30

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
Notes to financial statements

April 30, 2012, UBS Global AM owed Prime Preferred Fund, Treasury Preferred Fund and Tax-Free Preferred Fund $271,112, $132,314 and $12,204 for fee waivers, respectively. For the year ended April 30, 2012, UBS Global AM was contractually obligated to waive $4,562,762, $1,631,863 and $168,975, respectively. During the period May 1, 2011 through May 31, 2011, UBS Global AM voluntarily waived an additional 0.03% of its administration fees for Prime Preferred Fund. During the period June 1, 2011 through August 31, 2011, this voluntary waiver was reduced to 0.02%, and was further reduced to 0.01% for the period September 1, 2011 through September 30, 2011. Effective October 1, 2011, this voluntary waiver was eliminated. For the year ended April 30, 2012, UBS Global AM waived $1,185,523 for Prime Preferred Fund pursuant to this additional voluntary waiver. In addition, UBS Global AM has undertaken to waive fees in the event that Fund yields drop below a certain level. This additional undertaking is voluntary and not contractual and may be terminated at any time. At April 30, 2012, UBS Global AM owed Treasury Preferred Fund $126,557 for fee waivers. For the year ended April 30, 2012, UBS Global AM voluntarily waived an additional $1,596,638 and $47,191 for Treasury Preferred Fund and Tax-Free Preferred Fund, respectively.

Shares of beneficial interest
There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the years ended April 30,
Prime Preferred Fund	2012	2011
Shares sold	106,581,093,550	104,643,312,569
Shares repurchased	(115,783,797,877)	(97,369,946,268)
Dividends reinvested	12,440,717	14,861,628
Net increase (decrease) in shares outstanding	(9,190,263,610)	7,288,227,929

31

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
Notes to financial statements

	For the years ended April 30,
Treasury Preferred Fund	2012	2011
Shares sold	24,101,514,276	12,732,823,238
Shares repurchased	(22,721,917,234)	(12,412,808,688)
Dividends reinvested	360,847	1,272,180
Net increase in shares outstanding	1,379,957,889	321,286,730

	For the years ended April 30,
Tax-Free Preferred Fund	2012	2011
Shares sold	386,215,581	825,744,508
Shares repurchased	(453,810,530)	(964,273,010)
Dividends reinvested	164,769	604,767
Net decrease in shares outstanding	(67,430,180)	(137,923,735)

Federal tax status
Each Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of their net investment income, net realized capital gains and certain other amounts, if any, the Funds intend not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by Prime Preferred Fund and Treasury Preferred Fund during the fiscal years ended April 30, 2012 and April 30, 2011, was ordinary income. The tax character of distributions paid to shareholders by Tax-Free Preferred Fund during the fiscal years ended April 30, 2012 and April 30, 2011, was 96.51% and 96.87% tax-exempt income, 0.88% and 2.93% ordinary income, and 2.61% and 0.20% long-term capital gain, respectively.

32

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
Notes to financial statements

At April 30, 2012, the components of accumulated earnings on a tax basis were (1) undistributed ordinary income of $1,316,523 for Prime Preferred Fund, (2) undistributed ordinary income of $32,987 for Treasury Preferred Fund, and (3) undistributed tax-exempt income of $23,167, undistributed ordinary income of $570, and undistributed long-term capital gains of $14,672 for Tax-Free Preferred Fund.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

As of and during the year ended April 30, 2012, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of operations. During the year ended April 30, 2012, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended April 30, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

33

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
Report of independent registered public
accounting firm

To the Shareholders and Board of Trustees of
UBS Select Prime Preferred Fund,
UBS Select Treasury Preferred Fund and
UBS Select Tax-Free Preferred Fund

We have audited the accompanying statements of assets and liabilities of UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund and UBS Select Tax-Free Preferred Fund (three of the series comprising UBS Money Series) (collectively, the “Funds”) as of April 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

34

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund and UBS Select Tax-Free Preferred Fund at April 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with US generally accepted accounting principles.

New York, New York
June 26, 2012

35

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
General information (unaudited)

Monthly and quarterly portfolio holdings disclosure
The Funds and Master Funds will file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ and Master Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ and Master Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds and Master Funds upon request by calling 1-800-647 1568.

In addition, each Fund discloses, on a monthly basis: (a) a complete schedule of the related Master Fund’s portfolio holdings; and (b) information regarding each Master Fund’s weighted average maturity and weighted average life on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Fund information appearing in filings with the SEC on Form N-MFP. A more limited portfolio holdings report for Master Trust—Prime Master Fund (the master fund in which UBS Select Prime Preferred Fund invests) is available on a weekly basis at the Web address noted in the Funds’ prospectus. Investors also may find additional information about the Funds at the above referenced UBS Web site internet address.

Proxy voting policies, procedures and record
You may obtain a description of each Fund’s (and corresponding Master Fund’s) (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Fund directly at 1-800-647 1568, online on UBS’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

36

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
General information (unaudited)

Other tax information
Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, each Fund designates 100% of its “qualified short-term gains” (as defined in Section 871(k)(2)(D)) related to the distribution made in December 2011 as short-term capital gain dividends.

Treasury Preferred Fund hereby designates 97.03% and 2.97% of the ordinary income dividends paid during the fiscal year ended April 30, 2012 as interest related dividends and qualified short-term gain dividends, respectively.

37

Prime Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
US government and agency obligations—19.58%
Federal Farm Credit Bank
0.200%, due 05/01/12[1]	$100,000,000	$99,994,414
0.250%, due 05/01/12[1]	80,000,000	80,012,230
0.270%, due 05/01/12[1]	50,000,000	50,002,821
0.240%, due 05/02/12[1]	56,750,000	56,758,593
0.250%, due 04/02/13	86,000,000	86,000,000
Federal Home Loan Bank
0.280%, due 05/01/12[1]	200,000,000	200,000,000
0.350%, due 05/01/12[1]	50,000,000	50,000,000
0.350%, due 05/01/12[1]	157,000,000	157,000,000
1.375%, due 06/08/12	127,840,000	127,986,999
0.330%, due 11/08/12	50,000,000	50,000,000
Federal Home Loan Mortgage Corp.*
0.350%, due 05/01/12[1]	122,000,000	122,034,255
0.191%, due 05/06/12[1]	265,000,000	264,891,152
Federal National Mortgage Association*
0.100%, due 10/15/12[2]	250,000,000	249,884,028
US Treasury Bills
0.150%, due 09/13/12[2]	240,000,000	239,865,000
US Treasury Notes
0.750%, due 05/31/12	118,000,000	118,051,819
1.375%, due 10/15/12	235,000,000	236,304,216
1.375%, due 11/15/12	125,000,000	125,811,286
0.625%, due 12/31/12	100,000,000	100,306,866
1.375%, due 01/15/13	500,000,000	504,161,697
0.625%, due 02/28/13	75,000,000	75,258,143
2.750%, due 02/28/13	75,000,000	76,599,686
Total US government and agency obligations (cost—$3,070,923,205)		3,070,923,205
Time deposit—1.86%
Banking-US—1.86%
Northern Trust Corp.
0.080%, due 05/01/12 (cost—$291,400,000)	291,400,000	291,400,000

38

Prime Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Certificates of deposit—27.97%
Banking-non-US—27.97%
Bank of Montreal
0.140%, due 05/03/12	$350,000,000	$350,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.360%, due 07/10/12	250,000,000	250,000,000
0.380%, due 07/25/12	42,000,000	42,001,977
0.380%, due 07/30/12	40,000,000	40,001,995
BNP Paribas SA
0.200%, due 05/01/12	100,000,000	100,000,000
0.530%, due 05/01/12	300,000,000	300,000,000
Deutsche Bank AG
0.450%, due 07/30/12	300,000,000	300,000,000
DNB Bank ASA
0.140%, due 05/02/12	200,000,000	200,000,000
DNB NOR AB
0.270%, due 05/29/12	250,000,000	250,000,000
Mizuho Corporate Bank Ltd.
0.170%, due 05/02/12	150,000,000	150,000,000
0.170%, due 05/10/12	250,000,000	250,000,000
0.170%, due 05/30/12	50,000,000	50,000,000
National Australia Bank Ltd.
0.291%, due 05/09/12[1]	200,000,000	200,000,000
Natixis
0.570%, due 05/02/12	175,000,000	175,000,000
Nordea Bank Finland
0.400%, due 06/12/12	165,000,000	165,000,000
0.400%, due 06/12/12	85,000,000	85,000,000
Oversea-Chinese Banking Corp., Ltd.
0.250%, due 07/23/12	126,000,000	126,000,000
Skandinaviska Enskilda Banken AB
0.140%, due 05/07/12	125,000,000	124,999,893
0.470%, due 07/25/12	175,000,000	175,000,000
Societe Generale
0.270%, due 05/01/12	100,000,000	100,000,000
0.400%, due 05/01/12	110,000,000	110,000,000
0.500%, due 06/01/12	250,000,000	250,000,000

39

Prime Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
Sumitomo Mitsui Banking Corp.
0.350%, due 07/19/12	$145,000,000	$145,000,000
Toronto-Dominion Bank
0.542%, due 05/02/12[1]	150,000,000	150,000,000
0.210%, due 05/08/12	300,000,000	300,000,000
Total certificates of deposit (cost—$4,388,003,865)		4,388,003,865
Commercial paper[2]—35.46%
Asset backed-banking US—1.11%
Atlantis One Funding
0.220%, due 06/04/12	175,000,000	174,963,639
Asset backed-miscellaneous—11.50%
Atlantic Asset Securitization LLC
0.420%, due 05/01/12	150,000,000	150,000,000
0.500%, due 06/01/12	250,000,000	249,892,361
Barton Capital LLC
0.230%, due 05/02/12	330,000,000	329,997,892
FCAR Owner Trust
0.290%, due 07/13/12	95,000,000	94,944,135
LMA Americas LLC
0.450%, due 05/11/12	60,000,000	59,992,500
0.600%, due 06/01/12	275,000,000	274,857,917
Regency Markets No. 1 LLC
0.200%, due 05/17/12	130,000,000	129,988,444
0.200%, due 05/21/12	106,500,000	106,488,167
Thames Asset Global Securitization No. 1
0.350%, due 05/10/12	182,911,000	182,894,995
0.340%, due 05/11/12	125,000,000	124,988,194
Victory Receivables Corp.
0.180%, due 05/21/12	100,030,000	100,019,997
		1,804,064,602

40

Prime Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Commercial paper[2]—(continued)
Asset backed-securities—3.42%
Argento Variable Funding Co. LLC
0.230%, due 05/14/12	$50,000,000	$49,995,847
Cancara Asset Securitisation LLC
0.270%, due 05/02/12	136,000,000	135,998,980
0.270%, due 05/10/12	50,000,000	49,996,625
0.230%, due 05/14/12	100,000,000	99,991,695
0.250%, due 05/14/12	200,000,000	199,981,944
		535,965,091
Banking-non-US—13.06%
Australia & New Zealand Banking Group Ltd.
0.550%, due 07/13/12	200,000,000	199,776,944
0.550%, due 07/18/12	121,000,000	120,855,808
Commonwealth Bank of Australia
0.513%, due 05/21/12[1,3]	270,000,000	270,000,000
0.180%, due 06/08/12	60,000,000	59,988,600
0.770%, due 01/11/13	165,000,000	164,100,063
Credit Suisse
0.290%, due 07/10/12	100,000,000	99,943,611
Oversea-Chinese Banking Corp., Ltd.
0.250%, due 06/29/12	200,000,000	199,918,056
Skandinaviska Enskilda Banken AB
0.495%, due 07/09/12	150,000,000	149,857,687
Sumitomo Mitsui Banking Corp.
0.350%, due 07/20/12	175,000,000	174,863,889
0.350%, due 07/25/12	160,000,000	159,867,778
Svenska Handelsbanken
0.420%, due 05/17/12	150,000,000	149,972,000
Westpac Securities NZ Ltd.
0.390%, due 05/17/12[1,3]	125,000,000	125,000,000
0.768%, due 07/06/12[1]	175,000,000	175,000,000
		2,049,144,436

41

Prime Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Commercial paper[2]—(concluded)
Banking-US—4.78%
ABN Amro Funding USA LLC
0.430%, due 06/13/12	$100,000,000	$99,948,639
0.410%, due 06/18/12	200,000,000	199,890,666
ING (US) Funding LLC
0.460%, due 05/24/12	250,000,000	249,926,528
0.390%, due 06/27/12	200,000,000	199,876,500
		749,642,333
Finance-noncaptive diversified—1.59%
General Electric Capital Corp.
0.370%, due 07/09/12	250,000,000	249,822,709
Total commercial paper (cost—$5,563,602,810)		5,563,602,810
Short-term corporate obligations—2.98%
Banking-non-US—2.18%
Svenska Handelsbanken
0.515%, due 06/08/12[1,3]	203,000,000	203,000,000
Westpac Securities NZ Ltd.
0.411%, due 05/04/12[1,3]	140,000,000	140,000,000
		343,000,000
Banking-US—0.80%
JPMorgan Chase Bank N.A.
0.505%, due 06/11/12[1]	125,000,000	125,000,000
Total short-term corporate obligations (cost—$468,000,000)		468,000,000
Repurchase agreements—12.11%
Repurchase agreements dated 04/30/12 with Bank
of America Securities, 0.170% due 05/01/12,
collateralized by $419,215,000 Federal Home
Loan Bank obligations, 0.190% to 2.375% due
02/28/13 to 03/14/14, $160,201,000 Federal
Home Loan Mortgage Corp. obligations, zero
coupon due 07/30/12, $198,522,700 US
Treasury Notes, 0.875% due 02/28/17 and
$259,504,200 US Treasury Bills, zero coupon
due 10/11/12; (value—$1,045,500,249);
proceeds: $1,025,004,840	1,025,000,000	1,025,000,000

42

Prime Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 04/30/12 with Barclays
Capital, Inc., 0.410% due 05/01/12, collateralized
by $48,442,523 various common stocks;
(value—$267,500,012); proceeds: $250,002,847	$250,000,000	$250,000,000
Repurchase agreement dated 04/30/12 with
Barclays Capital, Inc., 0.460% due 05/01/12,
collateralized by $35,554,555 various common
stocks, preferred stocks and warrants;
(value—$517,486,085); proceeds: $475,006,069	475,000,000	475,000,000
Repurchase agreement dated 04/30/12 with Deutsche
Bank Securities, Inc., 0.200% due 05/01/12,
collateralized by $153,002,000 Federal Home
Loan Bank obligations, zero coupon due
05/10/12; (value—$153,000,470); proceeds:
$150,000,833	150,000,000	150,000,000
Repurchase agreement dated 04/30/12 with State
Street Bank & Trust Co., 0.010% due 05/01/12,
collateralized by $10,000 US Treasury Notes,
0.180% due 04/04/13; (value—$9,985);
proceeds: $8,000	8,000	8,000
Total repurchase agreements (cost—$1,900,008,000)		1,900,008,000
Total investments (cost—$15,681,937,880
which approximates cost for federal income
tax purposes)—99.96%		15,681,937,880
Other assets in excess of liabilities—0.04%		6,624,562
Net assets—100.00%		$15,688,562,442

43

Prime Master Fund
Statement of net assets—April 30, 2012

Affiliated issuer activity

The table below details the Fund’s transaction activity in an affiliated issuer during the year ended April 30, 2012. The advisor earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 04/30/11	Purchases during the year ended 04/30/12	Sales during the year ended 04/30/12	Value at 04/30/12	Net income earned from affiliate for the year ended 04/30/12
UBS Private Money
Market Fund LLC	$—	$136,893,750	$136,893,750	$—	$201

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the Fund’s investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and
agency obligations	$—	$3,070,923,205	$—	$3,070,923,205
Time deposit	—	291,400,000	—	291,400,000
Certificates of
deposit	—	4,388,003,865	—	4,388,003,865
Commercial paper	—	5,563,602,810	—	5,563,602,810
Short-term
corporate
obligations	—	468,000,000	—	468,000,000
Repurchase
agreements	—	1,900,008,000	—	1,900,008,000
Total	$—	$15,681,937,880	$—	$15,681,937,880

44

Prime Master Fund
Statement of net assets—April 30, 2012

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	56.8%
Australia	9.3
Japan	8.0
France	6.6
Canada	5.1
Sweden	5.1
Norway	2.9
Singapore	2.1
Germany	1.9
Finland	1.6
Switzerland	0.6
Total	100.0%

Portfolio footnotes

* On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
1 Variable or floating rate security. The interest rate shown is the current rate as of April 30, 2012 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.
2 Rates shown are the discount rates at date of purchase.
3 Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 4.70% of net assets as of April 30, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements	45

Treasury Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
US government obligations—49.78%
US Treasury Bills
0.135%, due 05/03/12[1]	$700,000,000	$699,997,146
0.102%, due 05/17/12[1]	250,000,000	249,988,667
0.113%, due 05/17/12[1]	500,000,000	499,974,222
0.082%, due 05/24/12[1]	250,000,000	249,986,823
0.070%, due 05/31/12[1]	150,000,000	149,991,250
0.033%, due 06/14/12[1]	150,000,000	149,994,042
0.100%, due 06/14/12[1]	150,000,000	149,981,667
0.125%, due 08/09/12[1]	190,000,000	189,934,028
0.140%, due 08/30/12[1]	200,000,000	199,905,889
0.150%, due 09/13/12[1]	250,000,000	249,859,375
0.147%, due 09/20/12[1]	375,000,000	374,781,872
US Treasury Notes
1.375%, due 05/15/12	166,000,000	166,084,696
1.875%, due 06/15/12	900,000,000	901,983,769
1.500%, due 07/15/12	305,000,000	305,874,598
0.625%, due 07/31/12	80,000,000	80,102,648
4.625%, due 07/31/12	55,000,000	55,620,273
1.750%, due 08/15/12	150,000,000	150,709,821
0.375%, due 08/31/12	340,000,000	340,275,090
4.125%, due 08/31/12	150,000,000	152,010,688
1.375%, due 09/15/12	150,000,000	150,714,711
3.875%, due 10/31/12	150,000,000	152,773,987
1.375%, due 11/15/12	360,000,000	362,330,709
1.375%, due 02/15/13	345,000,000	348,223,889
0.625%, due 02/28/13	60,000,000	60,206,514
2.750%, due 02/28/13	100,000,000	102,132,915
Total US government obligations (cost—$6,493,439,289)		6,493,439,289

46

Treasury Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Repurchase agreements—50.11%
Repurchase agreement dated 04/30/12
with Bank of America Securities,
0.170% due 05/01/12, collateralized
by $1,927,044,300 US Treasury Notes,
0.500% to 3.500% due 10/15/13
to 11/15/21; (value—$2,040,000,026);
proceeds: $2,000,009,444	$2,000,000,000	$2,000,000,000
Repurchase agreement dated 04/24/12
with Barclays Capital, Inc., 0.100%
due 05/01/12, collateralized by
$466,861,100 US Treasury Notes,
0.625% to 3.250% due 07/15/14
to 03/31/19; (value—$510,000,053);
proceeds: $500,009,722	500,000,000	500,000,000
Repurchase agreement dated 04/25/12
with Barclays Capital, Inc., 0.150%
due 05/02/12, collateralized by
$149,961,500 US Treasury Inflation
Index Notes, 1.125% to 2.000%
due 07/15/14 to 01/15/21 and
$293,599,500 US Treasury Notes,
1.500% to 3.250% due 05/31/16
to 03/31/19; (value—$510,000,054);
proceeds: $500,014,583	500,000,000	500,000,000
Repurchase agreement dated 04/30/12
with Barclays Capital, Inc., 0.180%
due 05/01/12, collateralized by
$260,655,200 US Treasury Notes,
0.500% to 2.625% due 10/15/14
to 12/31/14; (value—$265,200,005);
proceeds: $260,001,300	260,000,000	260,000,000
Repurchase agreement dated 04/30/12
with BNP Paribas Securities Corp. 0.180%
due 05/01/12, collateralized by
$66,735,100 US Treasury Bills, zero
coupon due 08/09/12 to 10/25/12 and
$185,995,500 US Treasury Notes, 1.375%
due 01/15/13; (value—$255,000,068);
proceeds: $250,001,250	250,000,000	250,000,000

47

Treasury Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 04/30/12
with Deutsche Bank, 0.190% due
05/01/12, collateralized by $84,451,000
US Treasury Bills, zero coupon due
10/11/12, $56,148,000 US Treasury
Bonds, 6.000% due 02/15/26 and
$1,031,945,808 US Treasury Notes,
0.250% to 4.625% due 01/31/13 to
08/15/21; (value—$1,250,826,037);
proceeds: $1,226,306,472	$1,226,300,000	$1,226,300,000
Repurchase agreement dated 04/25/12
with Goldman Sachs & Co., 0.080%
due 05/02/12, collateralized by
$434,362,800 US Treasury Inflation Index
Notes, 0.125% to 2.000% due 01/15/16
to 04/15/16; (value—$510,000,107);
proceeds: $500,007,778	500,000,000	500,000,000
Repurchase agreement dated 04/30/12
with Goldman Sachs & Co., 0.100%
due 05/01/12, collateralized by
$434,388,400 US Treasury Inflation
Index Bonds, 3.875% due 04/15/29 and
$289,484,100 US Treasury Inflation Index
Notes, 0.500% to 2.000% due 04/15/15
to 01/15/16; (value—$1,326,000,110);
proceeds: $1,300,003,611	1,300,000,000	1,300,000,000
Repurchase agreement dated 04/30/12
with State Street Bank & Trust Co.,
0.010% due 05/01/12, collateralized
by $200,000 US Treasury Notes, 1.500%
due 07/31/13; (value—$207,711);
proceeds: $202,000	202,000	202,000
Total repurchase agreements (cost—$6,536,502,000)		6,536,502,000
Total investments (cost—$13,029,941,289
which approximates cost for federal income
tax purposes)—99.89%		13,029,941,289
Other assets in excess of liabilities—0.11%		14,442,449
Net assets—100.00%		$13,044,383,738

48

Treasury Master Fund
Statement of net assets—April 30, 2012

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the Fund’s investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government
obligations	$—	$6,493,439,289	$—	$6,493,439,289
Repurchase
agreements	—	6,536,502,000	—	6,536,502,000
Total	$—	$13,029,941,289	$—	$13,029,941,289

Portfolio footnotes

1 Rates shown are the discount rates at date of purchase.

See accompanying notes to financial statements	49

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—79.70%
Alabama—0.84%
Birmingham Special Care Facilities Financing
Authority Revenues Refunding
(Methodist Home Aging),
0.250%, VRD	$5,230,000	$5,230,000
Mobile County Industrial Development
Authority Pollution Control Revenue
Refunding (ExxonMobil Project),
0.210%, VRD	4,525,000	4,525,000
		9,755,000
Alaska—3.59%
Anchorage Tax Anticipation Notes,
2.000%, due 08/31/12	20,000,000	20,125,846
Valdez Marine Terminal Revenue Refunding
(Exxon Pipeline Co. Project),
0.200%, VRD	2,670,000	2,670,000
Series A,
0.210%, VRD	18,855,000	18,855,000
		41,650,846
Arizona—0.72%
AK-Chin Indian Community Revenue,
0.280%, VRD	4,300,000	4,300,000
Pima County Industrial Development
Authority Industrial Revenue
(Tucson Electric Power Co.-Irvington Project),
0.250%, VRD	300,000	300,000
Salt River Project Agricultural Improvement &
Power District Electric Systems Revenue
(Barclays Capital Municipal Trust Receipts,
Series 9W),
0.270%, VRD[1,2]	3,750,000	3,750,000
		8,350,000
California—3.48%
California Health Facilities Financing Authority
Revenue (Adventist Health Systems), Series A,
0.220%, VRD	5,200,000	5,200,000

50

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
California—(concluded)
California Infrastructure & Economic Development
Bank Revenue (Jewish Community Center),
Series A,
0.280%, VRD	$2,700,000	$2,700,000
California State Economic Recovery, Series C-5,
0.250%, VRD	3,400,000	3,400,000
San Diego County & School District Note
Participations Tax & Revenue Anticipation
Notes, Series A,
2.000%, due 06/29/12	3,000,000	3,008,388
San Diego County Certificates of Participation
(San Diego Foundation),
0.230%, VRD	2,000,000	2,000,000
Sonoma-Marin Area Rail Transportation
District, Measure Q Sales Tax Revenue
(Sales & Use Tax), Series A
(Mandatory Put 01/10/13 @ 100),
1.000%, due 01/10/13	4,000,000	4,005,933
Ventura County Tax & Revenue
Anticipation Notes,
2.250%, due 06/29/12	20,000,000	20,063,474
		40,377,795
Colorado—3.64%
Aurora Water Improvement Revenue (JP Morgan
PUTTERs, Series 2010) (AMBAC Insured),
0.270%, VRD[1,2]	11,990,000	11,990,000
Colorado Educational & Cultural Facilities
Authority Revenue (National Jewish
Federation Board Program), Series C-6,
0.240%, VRD	3,380,000	3,380,000
Colorado State Education Loan Program Tax And
Revenue Anticipation Notes,
2.000%, due 06/29/12	4,775,000	4,789,117
Colorado State Education Loan Program, Series A,
2.000%, due 06/29/12	5,000,000	5,015,049

51

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Colorado—(concluded)
Denver City & County Certificates of
Participation Refunding,
Series A2,
0.240%, VRD	$6,865,000	$6,865,000
Series A3,
0.240%, VRD	10,230,000	10,230,000
		42,269,166
Connecticut—1.18%
Connecticut Health & Educational Facilities
Authority Revenue (Yale University), Series Y-2,
0.220%, VRD	3,000,000	3,000,000
Connecticut State (JP Morgan PUTTERs,
Series 1170) (FGIC Insured),
0.270%, VRD[1,2]	10,735,000	10,735,000
		13,735,000
District of Columbia—0.34%
District of Columbia Revenue (German Marshall
Fund of the United States),
0.250%, VRD	4,000,000	4,000,000
Florida—1.81%
Florida State Board of Education (Public Education
Capital Outlay Bonds), Series H (AGM Insured)
5.250%, due 06/01/12	3,000,000	3,013,129
Gainesville Utilities System Revenue, Series A,
0.250%, VRD	2,485,000	2,485,000
Hillsborough County School Board Certificates of
Participation (Master Lease Program),
Series C (NATL-RE Insured),
0.280%, VRD	6,600,000	6,600,000
Jacksonville Health Facilities Authority Hospital
Revenue Refunding (Baptist), Series D,
0.280%, VRD	2,925,000	2,925,000
Orlando & Orange County Expressway
Authority Revenue Refunding,
Series C-4 (AGM Insured),
0.220%, VRD	6,000,000	6,000,000
		21,023,129

52

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Georgia—2.97%
Cobb County Tax Anticipation Notes,
1.500%, due 11/30/12	$10,000,000	$10,077,996
Forsyth County Water & Sewer Authority
Revenue (JP Morgan PUTTERs,
Series 2253) (AGM Insured),
0.290%, VRD[1,2]	4,750,000	4,750,000
Georgia State, Series G,
5.000%, due 12/01/12	4,000,000	4,114,247
Metropolitan Atlanta Rapid Transit Authority
Sales Tax Revenue, Series B,
0.240%, VRD	2,400,000	2,400,000
Private Colleges & Universities Authority
Revenue (Emory University), Series B-1,
0.210%, VRD	1,300,000	1,300,000
Private Colleges & Universities Authority Revenue
Refunding (Mercer University), Series C,
0.260%, VRD	8,415,000	8,415,000
Thomasville Hospital Authority Revenue
Anticipation Certificates (John Archbold),
Series B,
0.250%, VRD	3,395,000	3,395,000
		34,452,243
Idaho—0.43%
Idaho Tax Anticipation Notes,
2.000%, due 06/29/12	5,000,000	5,013,980
Illinois—3.76%
Chicago Board of Education Refunding
(Dedicated Revenues), Series A-2,
0.240%, VRD	5,900,000	5,900,000
Chicago (Neighborhoods Alive 21), Series B,
0.260%, VRD	10,900,000	10,900,000
City of Chicago,
Series D-1,
0.230%, VRD	5,000,000	5,000,000
Series D-2,
0.230%, VRD	5,000,000	5,000,000

53

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(concluded)
Chicago Sales Tax Revenue Refunding,
0.270%, VRD	$7,660,000	$7,660,000
Illinois Development Finance Authority Revenue
(Chicago Symphony Orchestra),
0.240%, VRD	4,700,000	4,700,000
Quad Cities Regional Economic Development
Authority Revenue (Two Rivers YMCA Project),
0.280%, VRD	4,460,000	4,460,000
		43,620,000
Indiana—3.75%
Indiana Development Finance Authority Revenue
(Educational Facilities-Culver Educational),
0.260%, VRD	5,000,000	5,000,000
Indiana Finance Authority Environmental Revenue
Refunding (Duke Energy Industrial Project),
Series A-5,
0.240%, VRD	3,000,000	3,000,000
Indiana Finance Authority Environmental
Revenue Refunding (Duke Energy, Inc.
Project), Series A-4,
0.260%, VRD	22,700,000	22,700,000
Indiana Municipal Power Agency Power Supply
Systems Revenue Refunding, Series A,
0.250%, VRD	4,440,000	4,440,000
Marshall County Economic Development Revenue
(Culver Educational Foundation Project),
0.260%, VRD	8,400,000	8,400,000
		43,540,000
Iowa—0.23%
Iowa Finance Authority Private College Revenue
Facilities (Morningside College Project),
0.280%, VRD	2,695,000	2,695,000
Kentucky—2.63%
Breckinridge County Lease Program Revenue
(Kentucky Association Leasing Trust), Series A,
0.240%, VRD	8,845,000	8,845,000

54

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Kentucky—(concluded)
Christian County Association of County’s Leasing
Trust Lease Program, Series A,
0.240%, VRD	$3,010,000	$3,010,000
Shelby County Lease Revenue, Series A,
0.240%, VRD	7,925,000	7,925,000
Trimble County Association of Counties Leasing
Trust Lease Program Revenue, Series A,
0.240%, VRD	6,380,000	6,380,000
Williamstown League of Cities Funding
Trust Lease Revenue, Series A,
0.240%, VRD	4,350,000	4,350,000
		30,510,000
Louisiana—0.33%
East Baton Rouge Parish Industrial Development
Board, Inc. Revenue (ExxonMobil Project),
Series A,
0.200%, VRD	3,800,000	3,800,000
Maryland—1.65%
Washington Suburban Sanitation District Bond
Anticipation Notes,
Series A,
0.330%, VRD	11,515,000	11,515,000
Series A-7,
0.330%, VRD	2,950,000	2,950,000
Series A-9,
0.320%, VRD	4,650,000	4,650,000
		19,115,000
Massachusetts—2.58%
Massachusetts Development Finance Agency
Revenue (Boston University), Series U-6E,
0.210%, VRD	2,800,000	2,800,000

55

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Massachusetts—(concluded)
Massachusetts Development Finance
Agency Revenue Refunding
(Higher Education-Smith College),
0.220%, VRD	$3,492,000	$3,492,000
Massachusetts Health & Educational
Facilities Authority Revenue
(Citigroup ROCS RR-II-R-11585),
0.250%, VRD[1,2]	10,000,000	10,000,000
Massachusetts Health & Educational
Facilities Authority Revenue
(Henry Heywood), Series C,
0.250%, VRD	2,890,000	2,890,000
Massachusetts Health & Educational
Facilities Authority Revenue
(Pooled Loan Program), Series N,
0.250%, VRD	5,270,000	5,270,000
University of Massachusetts Building
Authority Revenue Refunding, Series 1,
0.200%, VRD	5,450,000	5,450,000
		29,902,000
Michigan—3.76%
Green Lake Township Economic
Development Corp. Revenue Refunding
(Interlochen Center Project),
0.240%, VRD	3,900,000	3,900,000
University of Michigan Refunding (Hospital),
Series A-2,
0.250%, VRD	9,000,000	9,000,000
University of Michigan Refunding
(Medical Service Plan), Series A-1,
0.250%, VRD	17,680,000	17,680,000
University of Michigan Revenues (Hospital),
Series A,
0.250%, VRD	13,035,000	13,035,000
		43,615,000

56

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Minnesota—0.45%
Rochester Health Care Facilities Revenue
(Mayo Clinic), Series B,
0.200%, VRD	$5,200,000	$5,200,000
Mississippi—2.33%
Mississippi Business Finance
Commission Gulf Opportunity Zone
(Chevron USA, Inc. Project), Series D,
0.240%, VRD	14,000,000	14,000,000
Series E,
0.220%, VRD	7,300,000	7,300,000
Series I,
0.230%, VRD	1,000,000	1,000,000
Series K,
0.250%, VRD	3,000,000	3,000,000
Series L,
0.240%, VRD	1,800,000	1,800,000
		27,100,000
Missouri—2.47%
Missouri Health & Educational Facilities Authority
Educational Facilities Revenue
(Washington University), Series C,
0.250%, VRD	3,200,000	3,200,000
Missouri State Health & Educational Facilities
Authority (SSM Health Care), Series E,
0.220%, VRD	11,210,000	11,210,000
Missouri State Health & Educational Facilities
Authority Educational Facilities Revenue
(De Smet Jesuit High School),
0.280%, VRD	4,190,000	4,190,000
Missouri State Health & Educational Facilities
Authority Educational Facilities Revenue
(Washington University), Series C,
0.250%, VRD	5,100,000	5,100,000
St. Louis General Fund Revenue Tax
& Revenue Anticipation Notes,
2.000%, due 06/29/12	5,000,000	5,013,003
		28,713,003

57

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Nebraska—0.82%
Lancaster County Hospital Authority No.1
Hospital Revenue Refunding
(Bryanlgh Medical Center), Series B-1,
0.280%, VRD	$9,555,000	$9,555,000
New Hampshire—0.15%
New Hampshire Health & Educational
Facilities Authority Revenue
(Dartmouth College), Series A,
0.260%, VRD	1,700,000	1,700,000
New York—5.25%
City of New York NY, Subseries G-7,
0.220%, VRD	10,000,000	10,000,000
Metropolitan Transportation Authority,
Subseries B-1,
0.220%, VRD[1,2]	600,000	600,000
New York City Transitional Finance Authority
(New York City Recovery), Series 3,
Subseries 3-F,
0.230%, VRD	400,000	400,000
New York City Transitional Finance Authority
Revenue (New York City Recovery),
Series 3, Subseries 3-B,
0.230%, VRD	8,900,000	8,900,000
New York State Dormitory Authority Revenue
State Supported Debt (City University),
Series D,
0.220%, VRD	3,600,000	3,600,000
New York,
Subseries L-4,
0.240%, VRD	7,595,000	7,595,000
Subseries L-6,
0.230%, VRD	13,990,000	13,990,000
Triborough Bridge & Tunnel Authority Revenues,
Series B-2C,
0.230%, VRD	15,870,000	15,870,000
		60,955,000

58

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
North Carolina—5.09%
Guilford County, Series B,
0.230%, VRD	$1,855,000	$1,855,000
Mecklenburg County, Series B,
0.240%, VRD	5,570,000	5,570,000
New Hanover County (School),
0.240%, VRD	2,485,000	2,485,000
North Carolina (Public Improvement), Series D,
0.220%, VRD	6,000,000	6,000,000
North Carolina Capital Facilities Finance
Agency Educational Facilities Revenue
(Campbell University),
0.250%, VRD	5,645,000	5,645,000
North Carolina Medical Care Commission Hospital
Revenue (Duke University Hospital Project),
Series A,
0.210%, VRD	4,800,000	4,800,000
University of North Carolina Chapel Hill Revenue,
Series B,
0.250%, VRD	15,475,000	15,475,000
Wake County (Public Improvement),
Series B,
0.210%, VRD	17,300,000	17,300,000
		59,130,000
Ohio—0.90%
Columbus Sewer Revenue
(JP Morgan PUTTERs, Series 2456),
0.250%, VRD[1,2]	2,800,000	2,800,000
Ohio Higher Educational Facilities Commission
Revenue (JP Morgan PUTTERs, Series 3244Z),
0.250%, VRD[1,2]	2,845,000	2,845,000
Ohio Higher Educational Facilities Revenue
(Oberlin College Project),
0.240%, VRD	4,800,000	4,800,000
		10,445,000

59

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Oregon—0.03%
Salem Hospital Facility Authority Revenue
(Salem Hospital Project), Series B,
0.230%, VRD	$400,000	$400,000
Pennsylvania—5.07%
Allegheny County Higher Education Building
Authority University Revenue Refunding
(Carnegie Mellon University),
0.250%, VRD	5,900,000	5,900,000
Montgomery County, Series A,
0.250%, VRD	10,025,000	10,025,000
Pennsylvania Higher Educational Facilities
Authority College & University Revenues
(St. Joseph’s University), Series A,
0.230%, VRD	2,000,000	2,000,000
Pennsylvania University Refunding, Series B
(Mandatory Put 06/01/12 @100),
0.300%, VRD	7,850,000	7,850,000
Philadelphia Authority for Industrial Development
Lease Revenue Refunding, Series B-3,
0.240%, VRD	5,325,000	5,325,000
Philadelphia School District Refunding, Series C
0.220%, VRD	3,000,000	3,000,000
Pittsburgh Water & Sewer Authority Water &
Sewer Systems Revenue (1st Lien), Series B2,
0.250%, VRD	1,400,000	1,400,000
University of Pittsburgh of the Commonwealth
Systems of Higher Education,
2.000%, due 06/18/12	12,000,000	12,026,327
Washington County Authority Refunding
(University of Pennsylvania),
0.230%, VRD	3,535,000	3,535,000
Washington County Hospital Authority Revenue
(Monongahela Valley Hospital Project)
Series A,
0.240%, VRD	2,540,000	2,540,000

60

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Pennsylvania—(concluded)
Westmoreland County Industrial Development
Authority Revenue (Excela Health Project),
Series B,
0.260%, VRD	$5,300,000	$5,300,000
		58,901,327
South Carolina—1.39%
Piedmont Municipal Power Agency Electric
Revenue Refunding, Series C,
0.220%, VRD	10,950,000	10,950,000
South Carolina Jobs Economic Development
Authority Hospital Revenue Refunding
(Anmed Health Project), Series C,
0.220%, VRD	1,995,000	1,995,000
South Carolina Jobs Economic Development
Authority Hospital Revenue Refunding
(Regional Medical Center of Orangeburg),
0.240%, VRD	3,150,000	3,150,000
		16,095,000
Tennessee—0.41%
Sevier County Public Building Authority (Local
Government Public Improvement), Series B-1,
0.250%, VRD	4,735,000	4,735,000
Texas—7.84%
Alamo Community College District (Citigroup
ROCS Series RR-II-R-883WF) (FGIC Insured),
0.240%, VRD[1,2]	7,750,000	7,750,000
Harris County Cultural Educational Facilities
Finance Corp. Revenue (Methodist Hospital),
Sub series C-1,
0.230%, VRD	5,900,000	5,900,000
Harris County Health Facilities Development Corp.
Revenue Refunding (Methodist Hospital
Systems),
Series A-1,
0.230%, VRD	10,280,000	10,280,000
Series A-2,
0.230%, VRD	8,400,000	8,400,000

61

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(concluded)
Houston Higher Education Finance Corp. Higher
Education Revenue (Rice University Project),
Series A,
0.230%, VRD	$1,800,000	$1,800,000
Series B,
0.220%, VRD	11,795,000	11,795,000
Lower Neches Valley Authority Industrial
Development Corp. Revenue
(ExxonMobil Project),
0.200%, VRD	4,400,000	4,400,000
San Antonio Hotel Occupancy Revenue
Refunding (Sub Lien),
0.250%, VRD	4,235,000	4,235,000
Texas (JP Morgan PUTTERs, Series 3238),
0.250%, VRD[1,2]	2,165,000	2,165,000
Texas State (Bank of America Austin Certificates,
Series 2008-1053),
0.310, VRD[1,2]	6,670,000	6,670,000
Texas State Mobility, Series B,
0.230%, VRD	7,165,000	7,165,000
Texas State Transportation Commission Revenue
(JP Morgan PUTTERs, Series 2563),
0.250%, VRD[1,2]	3,330,000	3,330,000
Texas Tax & Revenue Anticipation Notes, Series A,
2.500%, due 08/30/12	10,000,000	10,074,000
University of Texas (Financing Systems), Series B,
0.160%, VRD	7,000,000	7,000,000
		90,964,000
Vermont—0.58%
Winooski Special Obligation Refunding, Series A,
0.220%, VRD	6,755,000	6,755,000
Virginia—3.52%
Albermarle County Economic Development
Authority Hospital Revenue
(Martha Jefferson Hospital), Series A,
0.200%, VRD	10,150,000	10,150,000

62

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Virginia—(concluded)
Virginia Commonwealth University,
Series A
0.260%, VRD	$750,000	$750,000
Virginia Small Business Financing
Authority Hospital Revenue
(Carilion Clinic Obligation), Series B,
0.250%, VRD	29,930,000	29,930,000
		40,830,000
Washington—4.98%
Central Puget Sound Regional Transportation
Authority Sales & Use Tax Revenue
(JP Morgan PUTTERs, Series 2643Z),
0.250%, VRD[1,2]	4,995,000	4,995,000
Energy Northwest Electric Revenue (JP Morgan
PUTTERs, Series 1282) (AMBAC-TCRs Insured),
0.270%, VRD[1,2]	15,415,000	15,415,000
King County (Multi Modal Ltd. Tax Sewer),
Series B,
0.200%, VRD	1,500,000	1,500,000
King County Sewer Revenue (Junior Lien),
Series A,
0.260%, VRD	10,575,000	10,575,000
Seattle Water System Revenue (Morgan
Stanley Floater Certificates, Series 2170)
(AGM Insured),
0.240%, VRD[1,2]	5,085,000	5,085,000
Washington (JP Morgan PUTTERs,
Series 2650Z) (AGM Insured),
0.250%, VRD[1,2]	3,995,000	3,995,000
Washington Health Care Facilities Authority
(Multicare Health Systems), Series D,
0.250%, VRD	8,625,000	8,625,000
Washington Housing Finance Commission
Multifamily Housing Revenue Refunding
(New Haven Apartments) (FNMA Insured),
0.230%, VRD	3,900,000	3,900,000

63

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(concluded)
Washington—(concluded)
Washington Housing Finance Commission
Multifamily Housing Revenue
Refunding (Washington Terrace),
0.230%, VRD	$3,750,000	$3,750,000
		57,840,000
Wisconsin—0.73%
State of Wisconsin
2.000%, due 06/15/12	5,000,000	5,011,342
Wisconsin Health & Educational Facilities Authority
Revenue (Meriter Hospital, Inc.), Series A,
0.280%, VRD	3,410,000	3,410,000
		8,421,342
Total municipal bonds and notes (cost—$925,163,831)		925,163,831
Tax-exempt commercial paper—20.17%
California—1.08%
California State Health Facilities Financing
(Stanford Hospital), Series B-2, Subseries 2,
0.230%, due 06/07/12	4,500,000	4,500,000
Los Angeles Department of Water and Power,
0.130%, due 05/03/12	5,000,000	5,000,000
Riverside County Teeter Plan,
0.200%, due 05/14/12	3,000,000	3,000,000
		12,500,000
Connecticut—1.10%
Yale University,
0.200%, due 06/11/12	7,775,000	7,775,000
0.170%, due 06/14/12	5,000,000	5,000,000
		12,775,000
Florida—0.69%
Florida Local Government,
0.170%, due 06/05/12	7,978,000	7,978,000
Georgia—0.26%
Atlanta Airport,
0.260%, due 05/08/12	3,048,000	3,048,000

64

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Tax-exempt commercial paper—(continued)
Illinois—0.65%
Illinois Educational Facilities Authority Revenue,
0.130%, due 05/09/12	$7,485,000	$7,485,000
Kentucky—1.72%
Pendleton County Multi-County Lease Revenue
(Associated Counties Leasing Program),
0.550%, due 5/14/12	10,000,000	10,000,000
0.580%, due 5/14/12	10,000,000	10,000,000
		20,000,000
Maryland—1.59%
Johns Hopkins University,
0.130%, due 06/12/12	5,000,000	5,000,000
0.130%, due 06/14/12	9,000,000	9,000,000
0.130%, due 06/20/12	4,500,000	4,500,000
		18,500,000
Massachusetts—1.29%
Harvard University,
0.150%, due 06/11/12	10,000,000	10,000,000
0.120%, due 06/13/12	5,000,000	5,000,000
		15,000,000
Minnesota—2.24%
Mayo Clinic,
0.140%, due 08/21/12	20,000,000	20,000,000
0.220%, due 09/13/12	6,000,000	6,000,000
		26,000,000
Missouri—1.68%
University of Missouri,
0.170%, due 05/01/12	3,500,000	3,500,000
0.130%, due 05/07/12	5,000,000	5,000,000
0.200%, due 05/09/12	11,000,000	11,000,000
		19,500,000
New York—0.86%
Metropolitan Transportation Authority,
0.130%, due 05/02/12	10,000,000	10,000,000
65

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Tax-exempt commercial paper—(concluded)
Tennessee—0.86%
Vanderbilt University,
0.190%, due 06/01/12	$5,000,000	$5,000,000
0.170%, due 06/01/12	5,000,000	5,000,000
		10,000,000
Texas—2.84%
Methodist Hospital,
0.280%, due 08/06/12	10,000,000	10,000,000
State of Texas,
0.170%, due 08/30/12	5,000,000	5,000,000
University of Texas,
0.120%, due 06/14/12	18,000,000	18,000,000
		33,000,000
Virginia—0.52%
University of Virginia,
0.150%, due 08/09/12	6,000,000	6,000,000
Washington—0.43%
University of Washington,
0.160%, due 06/06/12	5,000,000	5,000,000
Wisconsin—0.81%
City of Milwaukee,
0.240%, due 05/07/12	4,395,000	4,395,000
0.130%, due 05/09/12	5,000,000	5,000,000
		9,395,000
Wyoming—1.55%
PacifiCorp,
0.250%, due 05/08/12	18,000,000	18,000,000
Total tax-exempt commercial paper (cost—$234,181,000)		234,181,000
Total investments (cost—$1,159,344,831
which approximates cost for federal income
tax purposes)—99.87%		1,159,344,831
Other assets in excess of liabilities—0.13%		1,446,721
Net assets—100.00%		$1,160,791,552

66

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the Fund’s investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds
and notes	$—	$925,163,831	$—	$925,163,831
Tax-exempt
commercial paper	—	234,181,000	—	234,181,000
Total	$—	$1,159,344,831	$—	$1,159,344,831

Portfolio footnotes

[1] Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 8.35% of net assets as of April 30, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[2] The Fund does not directly own the municipal security indicated; the Fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the Fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

Portfolio acronyms

AGM	Assured Guaranty Municipal Corporation
AMBAC	American Municipal Bond Assurance Corporation
FGIC	Financial Guaranty Insurance Company
FNMA	Federal National Mortgage Association
NATL-RE	National Reinsurance
PUTTERs	Puttable Tax-Exempt Receipts
ROCS	Reset Option Certificates
TCRs	Transferable Custodial Receipts
VRD	Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of April 30, 2012 and reset periodically.

See accompanying notes to financial statements	67

Master Trust

(Note: The expense information provided in this section is relevant for direct investors in the Master Funds. Investors in related “feeder funds” should instead focus on separate expense examples relevant to the particular feeder funds; the expense examples for the feeder funds will reflect their proportionate share of the corresponding Master Funds’ expenses.)

Understanding a Master Fund’s expenses (unaudited)

As an owner of a Master Fund, an investor such as a feeder fund incurs ongoing costs, including management fees and other Master Fund expenses. These examples are intended to help you understand a Master Fund investor’s ongoing costs (in dollars) of investing in a Master Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2011 to April 30, 2012.

Actual expenses
The first line in the table below for each Master Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

68

Master Trust

Understanding a Master Fund’s expenses (unaudited) (continued)

Hypothetical example for comparison purposes
The second line in the table below for each Master Fund provides information about hypothetical account values and hypothetical expenses based on the Master Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Master Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Master Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table for each Master Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees. In addition, if those transactional costs were included, your costs for those other funds would have been higher.

69

Master Trust

Understanding a Master Fund’s expenses (unaudited) (concluded)

Prime Master Fund

	Beginning account value November 1, 2011	Ending account value April 30, 2012	Expenses paid during period[1] 11/01/11 to 04/30/12	Expense ratio during the period
Actual	$1,000.00	$1,001.20	$0.50	0.10%
Hypothetical
(5% annual return
before expenses)	1,000.00	1,024.37	0.50	0.10

Treasury Master Fund

	Beginning account value November 1, 2011	Ending account value April 30, 2012	Expenses paid during period[1] 11/01/11 to 04/30/12	Expense ratio during the period
Actual	$1,000.00	$1,000.10	$0.35	0.07%
Hypothetical
(5% annual return
before expenses)	1,000.00	1,024.52	0.35	0.07

Tax-Free Master Fund

	Beginning account value November 1, 2011	Ending account value April 30, 2012	Expenses paid during period[1] 11/01/11 to 04/30/12	Expense ratio during the period
Actual	$1,000.00	$1,000.20	$0.50	0.10%
Hypothetical
(5% annual return
before expenses)	1,000.00	1,024.37	0.50	0.10

[1] Expenses are equal to the Master Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

70

Prime Master Fund

Portfolio characteristics at a glance (unaudited)

Characteristics	04/30/12	10/31/11	04/30/11
Weighted average maturity[1]	50 days	43 days	51 days
Net assets (bln)	$15.7	$17.1	$29.6

Portfolio composition[2]	04/30/12	10/31/11	04/30/11
Commercial paper	35.4%	40.8%	50.3%
Certificates of deposit	28.0	16.3	14.6
US government and agency obligations	19.6	24.5	13.5
Repurchase agreements	12.1	8.6	16.4
Time deposits	1.9	4.9	0.6
Short-term corporate obligations	3.0	3.0	0.8
Bank note	—	2.1	—
US master note	—	—	3.2
Other assets less liabilities	0.0 [3]	(0.2)	0.6
Total	100.0%	100.0%	100.0%

[1] The Master Fund is actively managed, and its weighted average maturity will differ over time.
[2] Weightings represent percentages of the Master Fund’s net assets as of the dates indicated. The Master Fund’s portfolio is actively managed, and its composition will vary over time.
[3] Represents less than 0.05% of net assets as of the date indicated.

An investment in Prime Master Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment so that the shares of each related feeder fund are at $1.00 per share, it is possible to lose money by investing in the Fund.

71

Treasury Master Fund

Portfolio characteristics at a glance (unaudited)

Characteristics	04/30/12	10/31/11	04/30/11
Weighted average maturity[1]	46 days	47 days	48 days
Net assets (bln)	$13.0	$12.6	$7.2

Portfolio composition[2]	04/30/12	10/31/11	04/30/11
Repurchase agreements	50.1%	53.5%	58.0%
US government obligations	49.8	48.3	34.6
Other assets less liabilities	0.1	(1.8)	7.4
Total	100.0%	100.0%	100.0%

[1] The Master Fund is actively managed, and its weighted average maturity will differ over time.
[2] Weightings represent percentages of the Master Fund’s net assets as of the dates indicated. The Master Fund’s portfolio is actively managed, and its composition will vary over time.

An investment in Treasury Master Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment so that the shares of each related feeder fund are at $1.00 per share, it is possible to lose money by investing in the Fund.

72

Tax-Free Master Fund

Portfolio characteristics at a glance (unaudited)

Characteristics	04/30/12	10/31/11	04/30/11
Weighted average maturity[1]	20 days	20 days	21 days
Net assets (bln)	$1.2	$1.3	$1.5

Portfolio composition[2]	04/30/12	10/31/11	04/30/11
Municipal bonds and notes	79.7%	86.9%	82.2%
Tax-exempt commercial paper	20.2	13.0	17.0
Other assets less liabilities	0.1	0.1	0.8
Total	100.0%	100.0%	100.0%

[1] The Master Fund is actively managed, and its weighted average maturity will differ over time.
[2] Weightings represent percentages of the Master Fund’s net assets as of the dates indicated. The Master Fund’s portfolio is actively managed, and its composition will vary over time.

An investment in Tax-Free Master Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment so that the shares of each related feeder fund are at $1.00 per share, it is possible to lose money by investing in the Fund.

73

Master Trust
Statement of operations

For the year ended April 30, 2012
Prime Master Fund
Investment income:
Interest	$57,585,823
Securities lending income
(includes $201 earned from an affiliated entity)	1,992
57,587,815
Expenses:
Investment advisory and administration fees	19,478,372
Trustees’ fees	119,959
Net expenses	19,598,331
Net investment income	37,989,484
Net realized gain	475,186
Net increase in net assets resulting from operations	$38,464,670

Treasury Master Fund
Investment income:
Interest	$8,820,240
Expenses:
Investment advisory and administration fees	11,609,868
Trustees’ fees	64,672
11,674,540
Fee waiver by advisor	(4,132,289)
Net expenses	7,542,251
Net investment income	1,277,989
Net realized gain	4,091
Net increase in net assets resulting from operations	$1,282,080

Tax-Free Master Fund
Investment income:
Interest	$2,154,698
Expenses:
Investment advisory and administration fees	1,309,777
Trustees’ fees	25,454
Interest expense	3,728
1,338,959
Fee waiver by advisor	(15,681)
Net expenses	1,323,278
Net investment income	831,420
Net realized gain	60,390
Net increase in net assets resulting from operations	$891,810

74	See accompanying notes to financial statements

Master Trust
Statement of changes in net assets

	For the years ended April 30,
	2012	2011
Prime Master Fund
From operations:
Net investment income	$37,989,484	$48,397,996
Net realized gain	475,186	97,704
Net increase in net assets resulting from operations	38,464,670	48,495,700
Net increase (decrease) in net assets from
beneficial interest transactions	(13,919,355,966)	6,929,088,964
Net increase (decrease) in net assets	(13,880,891,296)	6,977,584,664
Net assets:
Beginning of year	29,569,453,738	22,591,869,074
End of year	$15,688,562,442	$29,569,453,738

Treasury Master Fund
From operations:
Net investment income	$1,277,989	$7,040,471
Net realized gain	4,091	19,906
Net increase in net assets resulting from operations	1,282,080	7,060,377
Net increase (decrease) in net assets from
beneficial interest transactions	5,823,395,477	(122,879,014)
Net increase (decrease) in net assets	5,824,677,557	(115,818,637)
Net assets:
Beginning of year	7,219,706,181	7,335,524,818
End of year	$13,044,383,738	$7,219,706,181

Tax-Free Master Fund
From operations:
Net investment income	$831,420	$2,916,015
Net realized gain	60,390	6,398
Net increase in net assets resulting from operations	891,810	2,922,413
Net decrease in net assets from
beneficial interest transactions	(325,884,510)	(450,269,676)
Net decrease in net assets	(324,992,700)	(447,347,263)
Net assets:
Beginning of year	1,485,784,252	1,933,131,515
End of year	$1,160,791,552	$1,485,784,252

See accompanying notes to financial statements	75

Master Trust
Financial highlights

Selected financial data throughout each period is presented below.

Year ended April 30, 2012
Prime Master Fund
Ratios to average net assets:
Expenses before fee waivers by advisor	0.10%
Expenses after fee waivers by advisor	0.10%
Net investment income	0.19%
Supplemental data:
Net assets, end of period (000’s)	$15,688,562

Treasury Master Fund
Ratios to average net assets:
Expenses before fee waivers by advisor	0.10%
Expenses after fee waivers by advisor	0.06%
Net investment income	0.01%
Supplemental data:
Net assets, end of period (000’s)	$13,044,384

Tax-Free Master Fund
Ratios to average net assets:
Expenses before fee waivers by advisor	0.10%
Expenses after fee waivers by advisor	0.10%[2]
Net investment income	0.06%
Supplemental data:
Net assets, end of period (000’s)	$1,160,792

[1]	Commencement of operations.
[2]	Waiver by advisor represents less than 0.005%.
[3]	Annualized.
[4]	Amount represents less than 0.005%.

76	See accompanying notes to financial statements

Years ended April 30,			For the period August 28, 2007[1] to April 30, 2008
2011	2010	2009

0.10%	0.10%	0.10%	0.10%[3]
0.10%	0.10%[2]	0.10%	0.10%[3]
0.21%	0.25%	1.90%	4.28%[3]

$29,569,454	$22,591,869	$19,607,887	$13,948,101

0.10%	0.10%	0.10%	0.10%[3]
0.10%[2]	0.10%	0.10%[2]	0.10%[3]
0.09%	0.12%	0.77%	2.96%[3]

$7,219,706	$7,335,525	$10,699,897	$6,711,384

0.10%	0.10%	0.10%	0.10%[3]
0.10%	0.10%[2]	0.04%	0.00%[3,4]
0.18%	0.20%	1.42%	2.73%[3]

$1,485,784	$1,933,132	$2,770,040	$2,642,116

See accompanying notes to financial statements	77

Master Trust
Notes to financial statements

Organization and significant accounting policies
Prime Master Fund, Treasury Master Fund and Tax-Free Master Fund (each a “Master Fund”, collectively, the “Master Funds”) are each registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a diversified series of Master Trust, an open-end management investment company organized as a Delaware statutory trust on June 12, 2007.

Each Master Fund commenced operations on August 28, 2007. On August 28, 2007, the Prime Master Fund and Treasury Master Fund received substantially all of the net assets of UBS Select Prime Institutional Fund (then known as UBS Select Money Market Fund) and UBS Select Treasury Institutional Fund (then known as UBS Select Treasury Fund) (open-end registered investment companies affiliated with the Master Funds) in exchange for ownership interests in the respective Master Funds.

In the normal course of business the Master Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Master Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Funds that have not yet occurred. However, the Master Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Master Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Master Funds’ financial

78

Master Trust
Notes to financial statements

statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
Investments are valued at amortized cost unless Master Trust’s Board of Trustees (the “Master Board”) determines that this does not represent fair value. Periodic review and monitoring of the valuation of securities held by the Master Funds is performed in an effort to ensure that amortized cost approximates market value.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of Master Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of Master Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of each Master Fund’s Statement of net assets.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the

79

Master Trust
Notes to financial statements

sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosure about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosures are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Repurchase agreements
The Master Funds may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Master Funds maintain custody of the underlying obligations prior to their repurchase, either through their regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Master Funds and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of

80

Master Trust
Notes to financial statements

default of the obligation to repurchase, the Master Funds generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Master Funds may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Master Funds may participate in joint repurchase agreement transactions with other funds managed or advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Under certain circumstances, a Master Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Master Fund assessed a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income
Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Concentration of risk
The ability of the issuers of the debt securities held by the Master Funds to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

Investment advisor and administrator
The Master Board has approved an investment advisory and administration contract (“Management Contract”) with respect to each Master Fund under

81

Master Trust
Notes to financial statements

which UBS Global AM serves as investment advisor and administrator. In accordance with the Management Contract, each Master Fund pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

Average daily net assets	Annual rate
Up to $30 billion	0.1000%
In excess of $30 billion up to $40 billion	0.0975
In excess of $40 billion up to $50 billion	0.0950
In excess of $50 billion up to $60 billion	0.0925
Over $60 billion	0.0900

At April 30, 2012, Prime Master Fund, Treasury Master Fund and Tax-Free Master Fund owed UBS Global AM $1,317,553, $1,066,790 and $96,575, respectively, for investment advisory and administration fees. In exchange for these fees, UBS Global AM has agreed to bear all of the Master Funds’ expenses other than taxes, extraordinary costs and the cost of securities purchased and sold by the Master Funds, including any transaction costs. Although UBS Global AM is not obligated to pay the fees and expenses of the Master Funds’ independent trustees, it is contractually obligated to reduce its management fee in an amount equal to those fees and expenses. UBS Global AM estimates that these fees and expenses will be less than 0.01% of each Master Fund’s average daily net assets. At April 30, 2012, UBS Global AM owed $19,156, $13,435 and $4,780 for the independent trustees fees to Prime Master Fund, Treasury Master Fund and Tax-Free Master Fund, respectively. In addition, UBS Global AM has undertaken to waive fees in the event that the current Master Fund yields drop below a certain level. This additional undertaking is voluntary and not contractual and may be terminated at any time. At April 30, 2012, UBS Global AM owed Treasury Master Fund $35,973 for this additional fee waiver. For the year ended April 30, 2012, UBS Global AM voluntarily waived $4,132,289 and $15,681 for Treasury Master Fund and Tax-Free Master Fund, respectively.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Master Funds may conduct

82

Master Trust
Notes to financial statements

transactions, resulting in him being an interested trustee of the Master Funds. The Master Funds have been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended April 30, 2012, the Master Funds purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having aggregate values as follows:

Prime Master Fund	$29,131,539,354
Treasury Master Fund	25,429,109,694
Tax-Free Master Fund	644,721,000

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Master Fund’s investment manger, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending
Each Master Fund may lend securities up to 33⅓% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. A Master Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, a Master Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. A Master Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Master Funds’ lending agent. At April 30, 2012, the Master Funds did not have any securities on loan.

83

Master Trust
Notes to financial statements

Bank line of credit
Tax-Free Master Fund participates with other funds managed or advised by UBS Global AM in a $100 million credit facility with State Street Bank and Trust Company (“Committed Credit Facility”), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of interests of Tax-Free Master Fund at the request of the interest holders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, Tax-Free Master Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility, which fees are paid by UBS Global AM, not Tax-Free Master Fund, pursuant to the Management Contract. Tax-Free Master Fund borrows based upon prevailing rates in effect at the time of borrowing. For the year ended April 30, 2012, Tax-Free Master Fund had an average daily amount of outstanding borrowings of $19,665,346 for six days with a related weighted average annualized interest rate of 1.137%, which resulted in $3,728 of interest expense.

Beneficial interest transactions

	For the years ended April 30,
Prime Master Fund	2012	2011
Contributions	$45,655,074,151	$62,006,201,623
Withdrawals	(59,574,430,117)	(55,077,112,659)
Net increase (decrease) in beneficial interest	$(13,919,355,966)	$6,929,088,964

	For the years ended April 30,
Treasury Master Fund	2012	2011
Contributions	$27,556,159,797	$15,572,222,458
Withdrawals	(21,732,764,320)	(15,695,101,472)
Net increase (decrease) in beneficial interest	$5,823,395,477	$(122,879,014)

	For the years ended April 30,
Tax-Free Master Fund	2012	2011
Contributions	$1,077,234,035	$1,496,454,004
Withdrawals	(1,403,118,545)	(1,946,723,680)
Net decrease in beneficial interest	$(325,884,510)	$(450,269,676)

84

Master Trust
Notes to financial statements

Federal tax status
Each Master Fund is considered a non-publicly traded partnership for federal income tax purposes under the Internal Revenue Code; therefore, no federal tax provision is necessary. As such, each investor in a Master Fund is treated as owning its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Master Fund. UBS Global AM intends that each Master Fund’s assets, income and distributions will be managed in such a way that an investor in a Master Fund will be able to continue to qualify as a regulated investment company by investing its net assets through the Master Fund.

As of and during the year ended April 30, 2012, the Master Funds did not have any liabilities for any uncertain tax positions. The Master Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of operations. During the year ended April 30, 2012, the Master Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended April 30, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Master Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

85

Master Trust
Report of independent registered public accounting firm

To the Interestholders and Board of Trustees of Master Trust

We have audited the accompanying statements of net assets of Master Trust (comprising, respectively, Prime Master Fund, Treasury Master Fund and Tax-Free Master Fund) (the “Trust”) as of April 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

86

Master Trust

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Master Trust at April 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with US generally accepted accounting principles.

New York, New York
June 26, 2012

87

Master Trust
General information (unaudited)

Monthly and quarterly portfolio holdings disclosure
The Master Funds will file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Master Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Master Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Master Funds upon request by calling 1-800-647 1568.

In addition, the Master Funds disclose, on a monthly basis: (a) a complete schedule of their portfolio holdings; and (b) information regarding their weighted average maturity and weighted average life on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Fund information appearing in filings with the SEC on Form N-MFP. A more limited portfolio holdings report for Prime Master Fund is available on a weekly basis at the Web address noted in the Fund’s offering documents.

Proxy voting policies, procedures and record
You may obtain a description of each Master Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Master Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Master Fund directly at 1-800-647 1568, online on UBS’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

88

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UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
Supplemental information (unaudited)

Board of Trustees & Officers
The Funds are governed by a Board of Trustees which oversees each Fund’s operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the trustees or for which a person served as an officer, and other directorships held by the trustees.

The Funds’ Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustees

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Meyer Feldberg††; 70 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 1998

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

90

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
Supplemental information (unaudited)

Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Professor Feldberg is a director or trustee of 22 investment companies (consisting of 57 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

91

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
Supplemental information (unaudited)

Interested Trustees (concluded)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Barry Mandinach†††; 56 UBS Global Asset Management (US) Inc. 1285 Avenue of the Americas New York, NY 10019	Trustee	Since 2010

Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). He has been with UBS Global AM— Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).

Independent Trustees
Richard Q. Armstrong; 77 c/o Keith A. Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Trustee and Chairman of the Board of Trustees	Since 1998 (Trustee) Since 2004 (Chairman of the Board of Trustees)

Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 until 1995).

Alan S. Bernikow; 71 207 Benedict Ave. Staten Island NY 10314	Trustee	Since 2005

Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

92

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
Supplemental information (unaudited)

Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

Mr. Armstrong is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

93

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
Supplemental information (unaudited)

Independent Trustees (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Richard R. Burt; 65 McLarty Associates 900 17th Street NW, 8th Floor Washington DC 20006	Trustee	Since 1998

Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since April 2007). He was chairman of IEP Advisors (international investments and consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 72 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Heather R. Higgins; 52 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable. She also serves on the board of the Hoover Institution (from 2001–2007 and since January 2009).

94

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
Supplemental information (unaudited)

Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc.

Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Garil is also a director of OFI Trust Company (commercial trust company), the Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Ms. Higgins is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

95

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 46	Vice President and Assistant Secretary	Since 2005

Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM—Americas region. Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Rose Ann Bubloski*; 44	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since March 2012) (prior to which she was an associate director) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM serves as investment advisor or manager.

96

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark E. Carver*; 48	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow*; 46	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of North American Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

97

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Michael J. Flook*; 47	Vice President and Assistant Treasurer	Since 2006

Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Elbridge T. Gerry III*; 55	Vice President	Since 1999

Mr. Gerry is a managing director—municipal fixed income of UBS Global AM—Americas region (since 2001). Mr. Gerry is a vice president of five investment companies (consisting of 21 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Erin O. Houston*; 35	Vice President	Since 2009

Ms. Houston is a director (since March 2012) (prior to which she was an associate director) (since 2009) and portfolio manager (since 2009) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Ms. Houston was with Western Investors (from 2005 to 2009) and Citigroup Asset Management (2005). Ms. Houston is a vice president of four investment companies (consisting of 20 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

98

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 54	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), assistant secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Joanne M. Kilkeary*; 44	Vice President and Assistant Treasurer	Since 2004

Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

99

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Tammie Lee*; 41	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Joseph McGill*; 50	Vice President and Chief Compliance Officer	Since 2004

Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Ryan Nugent*; 34	Vice President	Since 2009

Mr. Nugent is a director (since 2010) (prior to which he was an associate director) (since 2004) and portfolio manager (since 2005) of UBS Global AM—Americas region. Prior to that he was an assistant portfolio manager to the tax free money market funds (since 2002). Mr. Nugent is a vice president of four investment companies (consisting of 20 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

100

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy Osborn*; 46	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Robert Sabatino**; 38	Vice President	Since 2001

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2009) and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of six investment companies (consisting of 37 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

101

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders*; 46	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Andrew Shoup*; 55	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the global treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

102

UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 50	Vice President and Assistant Secretary	Since 1998

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†	Each trustee serves an indefinite term of office. Officers of the Fund are appointed by the trustees and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) because he is a senior advisor to Morgan Stanley, a financial services firm with which the Master Funds may conduct transactions.
†††	Mr. Mandinach is deemed an “interested person” of the Trust as defined in the 1940 Act because of his employment by UBS Global AM—Americas region.

103

(This page has been left blank intentionally)

Trustees
Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach

Principal Officers
Mark E. Carver President Mark F. Kemper Vice President and Secretary Elbridge T. Gerry III Vice President Erin O. Houston Vice President	Thomas Disbrow Vice President and Treasurer Robert Sabatino Vice President Ryan Nugent Vice President

Administrator (and Manager for the Master Funds) UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

Principal Underwriter (for the feeder funds) UBS Global Asset Management (US) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Funds unless accompanied or preceded by an effective prospectus.

©UBS 2012. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

Money Market Funds

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
Annual Report
April 30, 2012

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund

June 15, 2012

Dear shareholder,

We present you with the annual report for the UBS Select Institutional Series of Funds, namely UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, and UBS Select Tax-Free Institutional Fund (the “Funds”), for the 12 months ended April 30, 2012.

Performance
The seven-day current yields for the Funds (after fee waivers/expense reimbursements) were as follows:

  UBS Select Prime Institutional Fund: 0.14% as of April 30, 2012, versus 0.13% as of April 30, 2011.

  UBS Select Treasury Institutional Fund: 0.01% as of April 30, 2012, unchanged from April 30, 2011.

  UBS Select Tax-Free Institutional Fund: 0.05% as of April 30, 2012, versus 0.12% as of April 30, 2011.

For detailed information on the Funds’ performance, refer to “Yields and characteristics at a glance” on pages 10 and 11.

UBS Select Prime
Institutional Fund

UBS Select Treasury
Institutional Fund

Investment goals
(both Funds):
Maximum current income consistent with liquidity and capital preservation

Portfolio Manager:
Robert Sabatino
UBS Global Asset
Management (Americas) Inc.

Commencement:
UBS Select Prime Institutional Fund—August 10, 1998;
UBS Select Treasury Institutional Fund—March 23, 2004

Dividend payments:
Monthly

UBS Select Tax-Free
Institutional Fund

Investment goal:
Maximum current income exempt from federal income tax consistent with liquidity and the preservation of capital

Portfolio Managers:
Elbridge T. Gerry III
Ryan Nugent
Erin O. Houston
UBS Global Asset
Management (Americas) Inc.

Commencement:
August 28, 2007

Dividend payments:
Monthly

1

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund

An interview with the Portfolio Managers
Q.	How would you describe the economic environment during the reporting period?
A:

Although the overall US economy continued to grow, elevated unemployment and ongoing strains in the housing market held back a more robust expansion. Looking back, the Commerce Department reported that gross domestic product (“GDP”) growth in the US was a tepid 1.3% during the second quarter of 2011, and then grew 1.8% and 3.0% over the third and fourth quarters, respectively. The Commerce Department’s most recent estimate for first quarter 2012 GDP, which was announced after the Funds’ fiscal period had ended, came in at 1.9%.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.

In August 2011, the Fed, acknowledging that economic growth had been considerably slower than it expected, declared that it would keep the extremely low federal funds rate of between 0% and 0.25% on hold until at least through mid-2013. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) In January 2012, the Fed extended this period, noting that economic conditions warranted maintaining exceptionally low levels at least through late 2014.

Additionally, the Fed also announced its plan to purchase $400 billion of longer-term Treasury securities, and to sell an equal amount of shorter-term Treasury securities by June 2012. Dubbed “Operation Twist,” the Fed noted that its intention with this program was to “put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

2

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund

Q.	Given that the Funds are “feeder funds,” how were the portfolios in which they invest managed during the reporting period?
A.	Each fund is a “feeder fund,” investing all of its assets in “Master Funds”—the Prime Master Fund, the Treasury Master Fund and the Tax-Free Master Fund, respectively. As always, quality and liquidity remained paramount in our management process for the Master Funds.

  The weighted average maturity (“WAM”) for the Prime Master Fund in which UBS Select Prime Institutional Fund invests was 51 days when the reporting period began. Over the period, we tactically adjusted the Master Fund’s WAM in response to Standard & Poor’s downgrade of US long-term debt and the ongoing European sovereign debt crisis. As of April 30, 2012, the Master Fund’s WAM was 50 days.

  At the issuer level, we maintained a high level of diversification, investing in smaller positions with the goal of reducing risk and keeping the Fund highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Fund is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

  At the security level, we increased the Master Fund’s exposure to   certificates of deposit, US government and agency obligations, time deposits and short-term corporate obligations. In contrast, we decreased the Fund’s exposure to commercial paper, repurchase agreements and a US master note. (Repurchase agreements are transactions that require the seller of a security to buy it back at a predetermined time and price, or upon demand.)

  The WAM for the Master Fund in which UBS Select Treasury Institutional Fund invests was 48 days when the reporting period began. Over the review period, the WAM was reduced; at period end on April 30, 2012, it was 46 days. At the security level, we increased the Master Fund’s exposure to US government obligations and reduced its exposure to repurchase agreements.

3

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund

  The WAM for the Master Fund in which UBS Select Tax-Free Institutional Fund invests was 21 days when the reporting period began. We tactically adjusted the Fund’s WAM based on market conditions and seasonality factors within the tax-exempt market. At the end of the reporting period, the Fund’s WAM was 20 days. Given the issues and volatility tied to the ongoing European sovereign debt crisis, we continued to emphasize high-quality US municipal issuers, and we pared the Fund’s indirect European exposure (e.g., exposure to municipal securities with guarantor features linked to major Eurozone banks). Our remaining European position is largely from indirect exposure to municipal security features linked to banks in the UK and Germany. Over the review period, we focused our purchases on high-quality municipal issuances of both state and local general obligation debt, as well as essential service revenue obligations. Within the commercial paper market, during the second half of the period we emphasized self liquidity issues (issues where the municipality provides its own liquidity rather than relying on a bank to provide the liquidity, should an investor wish to sell the security). This was done given uncertainties tied to certain financial institutions, as well as to increase the Fund’s diversification.

Q.	What factors do you believe will affect the Funds over the coming months?
A.	The US economy gained some momentum during the reporting period, as unemployment moved lower, and as data in the housing market and activity in the manufacturing sector—which experienced a soft patch in the summer of 2011—improved. In addition, consumer confidence generally rose, as did retail sales. We continue to feel that the US economy will see further expansion in 2012, although growth will likely be far from robust. In Europe, we believe the sovereign debt crisis will spur continued market volatility.

4

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver
President—UBS Money Series
UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
Managing Director
UBS Global Asset Management
(Americas) Inc.

Elbridge T. Gerry III Portfolio Manager— UBS Select Tax-Free Institutional Fund Managing Director UBS Global Asset Management (Americas) Inc.

Robert Sabatino Portfolio Manager— UBS Select Prime Institutional Fund UBS Select Treasury Institutional Fund Managing Director UBS Global Asset Management (Americas) Inc.	Ryan Nugent Portfolio Manager— UBS Select Tax-Free Institutional Fund Director UBS Global Asset Management (Americas) Inc.

Erin O. Houston Portfolio Manager— UBS Select Tax-Free Institutional Fund Director UBS Global Asset Management (Americas) Inc.

5

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund

This letter is intended to assist shareholders in understanding how the Funds performed during the 12 months ended April 30, 2012. The views and opinions in the letter were current as of June 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Funds’ future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

6

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund

Understanding your Fund’s expenses (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since each Fund is a “feeder fund” that invests in a corresponding “master fund,” the expense information below reflects the combined effect of the two levels of expenses and not just those imposed directly at the feeder fund level.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2011 to April 30, 2012.

Actual expenses
The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

7

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund

Understanding your Fund’s expenses (unaudited) (continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees. In addition, if those transactional costs were included, your costs for those other funds would have been higher.

8

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund

Understanding your Fund’s expenses1 (unaudited) (concluded)

UBS Select Prime Institutional Fund

	Beginning account value November 1, 2011	Ending account value[2] April 30, 2012	Expenses paid during period[3] 11/01/11 to 04/30/12	Expense ratio during the period
Actual	$1,000.00	$1,000.80	$0.90	0.18%
Hypothetical
(5% annual return
before expenses)	1,000.00	1,023.97	0.91	0.18

UBS Select Treasury Institutional Fund

	Beginning account value November 1, 2011	Ending account value[2] April 30, 2012	Expenses paid during period[3] 11/01/11 to 04/30/12	Expense ratio during the period
Actual	$1,000.00	$1,000.10	$0.35	0.07%
Hypothetical
(5% annual return
before expenses)	1,000.00	1,024.52	0.35	0.07

UBS Select Tax-Free Institutional Fund

	Beginning account value November 1, 2011	Ending account value[2] April 30, 2012	Expenses paid during period[3] 11/01/11 to 04/30/12	Expense ratio during the period
Actual	$1,000.00	$1,000.10	$0.65	0.13%
Hypothetical
(5% annual return
before expenses)	1,000.00	1,024.22	0.65	0.13

1 The expenses for the Funds reflect the expenses of the corresponding master funds in which they invest in addition to their own direct expenses.
2 “Actual — Ending account value” may not be reflective of a shareholder’s actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.
3 Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

9

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund

Yields and characteristics at a glance (unaudited)

UBS Select Prime Institutional Fund

Yields and characteristics	04/30/12	10/31/11	04/30/11
Seven-day current yield after fee waivers
and/or expense reimbursements[1]	0.14%	0.13%	0.13%
Seven-day effective yield after fee waivers
and/or expense reimbursements[1]	0.14	0.13	0.13
Seven-day current yield before fee waivers
and/or expense reimbursements[1]	0.14	0.13	0.09
Seven-day effective yield before fee waivers
and/or expense reimbursements[1]	0.14	0.13	0.09
Weighted average maturity[2]	50 days	43 days	51 days
Net assets (bln)	$6.7	$6.1	$9.9

UBS Select Treasury Institutional Fund

Yields and characteristics	04/30/12	10/31/11	04/30/11
Seven-day current yield after fee waivers
and/or expense reimbursements[1]	0.01%	0.01%	0.01%
Seven-day effective yield after fee waivers
and/or expense reimbursements[1]	0.01	0.01	0.01
Seven-day current yield before fee waivers
and/or expense reimbursements[1]	(0.07)	(0.12)	(0.07)
Seven-day effective yield before fee waivers
and/or expense reimbursements[1]	(0.07)	(0.12)	(0.07)
Weighted average maturity[2]	46 days	47 days	48 days
Net assets (bln)	$4.6	$4.9	$3.3

10

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund

Yields and characteristics at a glance (unaudited) (concluded)

UBS Select Tax-Free Institutional Fund

Yields and characteristics	04/30/12	10/31/11	04/30/11
Seven-day current yield after fee waivers
and/or expense reimbursements[1]	0.05%	0.01%	0.12%
Seven-day effective yield after fee waivers
and/or expense reimbursements[1]	0.05	0.01	0.12
Seven-day current yield before fee waivers
and/or expense reimbursements[1]	0.05	(0.03)	0.12
Seven-day effective yield before fee waivers
and/or expense reimbursements[1]	0.05	(0.03)	0.12
Weighted average maturity[2]	20 days	20 days	21 days
Net assets (bln)	$0.8	$0.9	$1.0

1 Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.
2 Weighted average maturity provided is that of the related master fund, which is actively managed and its weighted average maturity will differ over time.

An investment in UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, and UBS Select Tax-Free Institutional Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

11

UBS Select Prime Institutional Fund
Statement of assets and liabilities—April 30, 2012

Assets:
Investment in Prime Master Fund (“Master”), at value
(cost—$6,674,851,052 which approximates cost for
federal income tax purposes)	$6,674,851,052
Liabilities:
Dividends payable to shareholders	809,377
Payable to affiliate	434,940
Total liabilities	1,244,317
Net assets:
Shares of beneficial interest—$0.001 par value per share,
unlimited amount authorized; 6,673,525,335 outstanding	$6,673,525,335
Accumulated net realized gain	81,400
Net assets	$6,673,606,735
Net asset value per share	$1.00

12	See accompanying notes to financial statements

UBS Select Treasury Institutional Fund
Statement of assets and liabilities—April 30, 2012

Assets:
Investment in Treasury Master Fund (“Master”), at value
(cost—$4,613,770,917 which approximates cost for
federal income tax purposes)	$4,613,770,917
Liabilities:
Payable to affiliate	956
Dividends payable to shareholders	38,763
Total liabilities	39,719
Net assets:
Shares of beneficial interest—$0.001 par value per share,
unlimited amount authorized; 4,613,730,913 outstanding	4,613,730,913
Accumulated net realized gain	285
Net assets	$4,613,731,198
Net asset value per share	$1.00

See accompanying notes to financial statements	13

UBS Select Tax-Free Institutional Fund
Statement of assets and liabilities—April 30, 2012

Assets:
Investment in Tax-Free Master Fund (“Master”), at value
(cost—$763,404,459 which approximates cost for
federal income tax purposes)	$763,404,459
Liabilities:
Payable to affiliate	61,616
Dividends payable to shareholders	24,571
Total liabilities	86,187
Net assets:
Shares of beneficial interest—$0.001 par value per share,
unlimited amount authorized; 763,285,171 outstanding	763,284,927
Accumulated net realized gain	33,345
Net assets	$763,318,272
Net asset value per share	$1.00

14	See accompanying notes to financial statements

UBS Select Prime Institutional Fund
Statement of operations

For the year ended April 30, 2012
Investment income:
Interest income allocated from Master	$21,340,729
Securities lending income allocated from Master	747
Expenses allocated from Master	(7,230,872)
Net investment income allocated from Master	14,110,604
Expenses:
Administration fees	5,726,575
Trustees’ fees	57,346
5,783,921
Fee waivers by administrator	(708,651)
Net expenses	5,075,270
Net investment income	9,035,334
Net realized gain allocated from Master	181,533
Net increase in net assets resulting from operations	$9,216,867

See accompanying notes to financial statements	15

UBS Select Treasury Institutional Fund
Statement of operations

For the year ended April 30, 2012
Investment income:
Interest income allocated from Master	$3,434,524
Expenses allocated from Master	(4,535,090)
Expense waiver allocated from Master	1,596,062
Net investment income allocated from Master	495,496
Expenses:
Administration fees	3,585,403
Trustees’ fees	42,680
3,628,083
Fee waivers by administrator	(3,587,335)
Net expenses	40,748
Net investment income	454,748
Net realized gain allocated from Master	1,637
Net increase in net assets resulting from operations	$456,385

16	See accompanying notes to financial statements

UBS Select Tax-Free Institutional Fund
Statement of operations

For the year ended April 30, 2012
Investment income:
Interest income allocated from Master	$1,422,032
Expenses allocated from Master	(882,628)
Expense waiver allocated from Master	10,397
Net investment income allocated from Master	549,801
Expenses:
Administration fees	683,143
Trustees’ fees	22,872
706,015
Fee waivers by administrator	(320,152)
Net expenses	385,863
Net investment income	163,938
Net realized gain allocated from Master	40,357
Net increase in net assets resulting from operations	$204,295

See accompanying notes to financial statements	17

UBS Select Prime Institutional Fund
Statement of changes in net assets

	For the years ended April 30,
	2012	2011
From operations:
Net investment income	$9,035,334	$15,012,602
Net realized gain	181,533	35,812
Net increase in net assets resulting
from operations	9,216,867	15,048,414
Dividends and distributions to shareholders from:
Net investment income	(9,035,334)	(15,012,602)
Net realized gains	(125,775)	(41,158)
Total dividends and distributions
to shareholders	(9,161,109)	(15,053,760)
Net increase (decrease) in net assets from
beneficial interest transactions	(3,190,464,280)	30,847,364
Net increase (decrease) in net assets	(3,190,408,522)	30,842,018
Net assets:
Beginning of year	9,864,015,257	9,833,173,239
End of year	$6,673,606,735	$9,864,015,257
Accumulated undistributed net
investment income	$—	$—

18	See accompanying notes to financial statements

UBS Select Treasury Institutional Fund
Statement of changes in net assets

	For the years ended April 30,
	2012	2011
From operations:
Net investment income	$454,748	$947,556
Net realized gain	1,637	10,109
Net increase in net assets resulting
from operations	456,385	957,665
Dividends and distributions to shareholders from:
Net investment income	(454,748)	(947,556)
Net realized gains	(18,378)	(16,473)
Total dividends and distributions to shareholders	(473,126)	(964,029)
Net increase (decrease) in net assets from
beneficial interest transactions	1,337,027,862	(1,457,711,727)
Net increase (decrease) in net assets	1,337,011,121	(1,457,718,091)
Net assets:
Beginning of year	3,276,720,077	4,734,438,168
End of year	$4,613,731,198	$3,276,720,077
Accumulated undistributed net
investment income	$—	$—

See accompanying notes to financial statements	19

UBS Select Tax-Free Institutional Fund
Statement of changes in net assets

	For the years ended April 30,
	2012	2011
From operations:
Net investment income	$163,938	$1,085,908
Net realized gain	40,357	4,519
Net increase in net assets resulting
from operations	204,295	1,090,427
Dividends and distributions to shareholders from:
Net investment income	(163,938)	(1,085,908)
Net realized gains	(11,775)	(95,871)
Total dividends and distributions to shareholders	(175,713)	(1,181,779)
Net decrease in net assets from
beneficial interest transactions	(242,030,985)	(288,270,632)
Net decrease in net assets	(242,002,403)	(288,361,984)
Net assets:
Beginning of year	1,005,320,675	1,293,682,659
End of year	$763,318,272	$1,005,320,675
Accumulated undistributed net
investment income	$—	$—

20	See accompanying notes to financial statements

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21

UBS Select Prime Institutional Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Year ended April 30, 2012
Net asset value, beginning of year	$1.00
Net investment income	0.001
Dividends from net investment income	(0.001)
Distributions from net realized gains	(0.000)[1]
Total dividends and distributions	(0.001)
Net asset value, end of year	$1.00
Total investment return[2]	0.13%
Ratios to average net assets:
Expenses before fee waivers by advisor/administrator[3]	0.18%
Expenses after fee waivers by advisor/administrator[3]	0.17%
Net investment income[3]	0.12%
Supplemental data:
Net assets, end of year (000’s)	$6,673,607

[1] Amount represents less than $0.0005 per share.

[2] Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

[3] Ratios include the Fund’s share of income and expenses allocated from the Master.

22	See accompanying notes to financial statements

Years ended April 30,
2011	2010	2009	2008
$1.00	$1.00	$1.00	$1.00
0.002	0.002	0.019	0.046
(0.002)	(0.002)	(0.019)	(0.046)
(0.000)[1]	—	—	—
(0.002)	(0.002)	(0.019)	(0.046)
$1.00	$1.00	$1.00	$1.00
0.17%	0.18%	1.94%	4.66%

0.18%	0.19%	0.20%	0.18%
0.14%	0.18%	0.20%	0.18%
0.17%	0.19%	1.87%	4.47%

$9,864,015	$9,833,173	$14,448,140	$12,969,050

See accompanying notes to financial statements	23

UBS Select Treasury Institutional Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Year ended April 30, 2012
Net asset value, beginning of year	$1.00
Net investment income	0.000 [1]
Dividends from net investment income	(0.000)[1]
Distributions from net realized gains[1]	(0.000)
Total dividends and distributions	(0.000)[1]
Net asset value, end of year	$1.00
Total investment return[2]	0.01%
Ratios to average net assets:
Expenses before fee waivers by advisor/administrator[3]	0.18%
Expenses after fee waivers by advisor/administrator[3]	0.07%
Net investment income[3]	0.01%
Supplemental data:
Net assets, end of year (000’s)	$4,613,731

[1] Amount represents less than $0.0005 per share.

[2] Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

[3] Ratios include the Fund’s share of income and expenses allocated from the Master.

24	See accompanying notes to financial statements

Years ended April 30,
2011	2010	2009	2008
$1.00	$1.00	$1.00	$1.00
0.000 [1]	0.000 [1]	0.009	0.038
(0.000)[1]	(0.000)[1]	(0.009)	(0.038)
(0.000)	(0.000)	(0.000)	(0.000)
(0.000)[1]	(0.000)[1]	(0.009)	(0.038)
$1.00	$1.00	$1.00	$1.00
0.02%	0.04%	0.86%	3.85%

0.18%	0.20%	0.20%	0.18%
0.17%	0.18%	0.20%	0.18%
0.02%	0.04%	0.69%	3.14%

$3,276,720	$4,734,438	$7,669,190	$5,604,307

See accompanying notes to financial statements	25

UBS Select Tax-Free Institutional Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Year ended April 30, 2012
Net asset value, beginning of period	$1.00
Net investment income	0.000 [2]
Dividends from net investment income	(0.000)[2]
Distributions from net realized gains	(0.000)[2]
Total dividends and distributions	(0.000)[2]
Net asset value, end of period	$1.00
Total investment return[3]	0.02%
Ratios to average net assets:
Expenses before fee waivers by advisor/administrator[4]	0.18%
Expenses after fee waivers by advisor/administrator[4]	0.14%
Net investment income[4]	0.02%
Supplemental data:
Net assets, end of period (000’s)	$763,318

[1] Commencement of operations.
[2] Amount represents less than $0.0005 per share.

[3] Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.

[4] Ratios include the Fund’s share of income and expenses allocated from the Master.
[5] Annualized.

26	See accompanying notes to financial statements

Years ended April 30,			For the period August 28, 2007[1] to April 30, 2008
2011	2010	2009
$1.00	$1.00	$1.00	$1.00
0.001	0.001	0.013	0.019
(0.001)	(0.001)	(0.013)	(0.019)
(0.000)[2]	(0.000)[2]	(0.000)[2]	—
(0.001)	(0.001)	(0.013)	(0.019)
$1.00	$1.00	$1.00	$1.00
0.10%	0.11%	1.30%	1.96%

0.18%	0.21%	0.21%	0.18%[5]
0.18%	0.20%	0.15%	0.08%[5]
0.10%	0.11%	1.33%	2.61%[5]

$1,005,321	$1,293,683	$2,398,608	$2,574,640

See accompanying notes to financial statements	27

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
Notes to financial statements

Organization and significant accounting policies
UBS Select Prime Institutional Fund (“Prime Institutional Fund”) (formerly UBS Select Money Market Fund), UBS Select Treasury Institutional Fund (“Treasury Institutional Fund”) (formerly UBS Select Treasury Fund), and UBS Select Tax-Free Institutional Fund (“Tax-Free Institutional Fund”) (each a “Fund”, collectively, the “Funds”) are each registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of UBS Money Series (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on April 29, 1998. The Trust is a series mutual fund with fourteen series. The financial statements for the other series of the Trust are not included herein.

Prior to August 28, 2007, Prime Institutional Fund and Treasury Institutional Fund invested in securities directly. Effective August 28, 2007, Prime Institutional Fund and Treasury Institutional Fund invest substantially all of their assets in the Prime Master Fund and the Treasury Master Fund (each a “Master Fund”), respectively, each a diversified series of Master Trust, an open-end investment company registered with the SEC under the 1940 Act. Each Fund has the same investment objective as the Master Fund in which it invests. Each Fund transferred assets to the corresponding Master Fund in exchange for ownership interests in the corresponding Master Fund. Tax-Free Institutional Fund commenced operations on August 28, 2007.

Tax-Free Institutional Fund also is a “feeder fund” that invests substantially all of its assets in a corresponding “master fund”—Tax-Free Master Fund (also a “Master Fund” and a series of Master Trust). The performance of each Fund is directly affected by the performance of the corresponding Master Fund. The value of such investment reflects the Fund’s proportionate interest in the net assets of its corresponding Master Fund (42.55% for Prime Institutional Fund, 35.37% for Treasury Institutional Fund and 65.77% for Tax-Free Institutional Fund at April 30, 2012). All of the net investment income and realized and unrealized gains and losses from investment activities of a Master Fund is allocated pro rata, based on respective ownership interests, among

28

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
Notes to financial statements

the corresponding Fund and other investors in the Master Fund (e.g., other feeder funds) at the time of such determination. The financial statements of the Master Funds, including the Statement of net assets, are included elsewhere in this report and should be read in connection with the Fund’s financial statements.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

Each Fund attempts to maintain a stable net asset value of $1.00 per share; each Fund has adopted certain investment, portfolio valuation and dividend and distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share.

In the normal course of business the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Funds’ financial statements are prepared in accordance with GAAP,

29

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
Notes to financial statements

which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
Each Fund records its investment in its corresponding Master Fund at value. Securities held by the Master Funds are valued as indicated in the Master Funds’ Notes to financial statements, which are included elsewhere in this report.

Dividends and distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Master Funds to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

Investment advisor and/or administrator
Effective August 28, 2007, UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) serves as administrator to each Fund pursuant to an Administration Agreement approved by the Trust’s board. In accordance with the Administration Agreement, each Fund pays UBS Global AM an administration fee, which is accrued daily and paid monthly, at the annual rate of 0.08% of each Fund’s average daily net assets. At April 30, 2012, Prime Institutional Fund, Treasury Institutional

30

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
Notes to financial statements

Fund and Tax-Free Institutional Fund owed UBS Global AM $445,322, $314,857 and $67,738, respectively, for administrative services.

In exchange for these fees, UBS Global AM has agreed to bear all of the Funds’ expenses other than interest, taxes, extraordinary costs and the cost of securities purchased and sold by the Funds, including any transaction costs. Although UBS Global AM is not obligated to pay the fees and expenses of the Funds’ independent trustees, it is contractually obligated to reduce its fee in an amount equal to those fees and expenses. UBS Global AM estimates that these fees and expenses will be less than 0.01% of each Fund’s average daily net assets. At April 30, 2012, UBS Global AM owed $10,382, $8,936 and $4,344 for independent trustees fees to Prime Institutional Fund, Treasury Institutional Fund and Tax-Free Institutional Fund, respectively.

Prior to August 28, 2007, UBS Global AM received a fee of 0.18% of the average daily net assets of each of Prime Institutional Fund and Treasury Institutional Fund for its investment advisory and administrative services under superseded agreements, prior to conversion of those Funds to feeder funds on such date.

During the period May 1, 2011 through May 31, 2011, UBS Global AM voluntarily waived 0.03% of its administration fees for Prime Institutional Fund. During the period June 1, 2011 through August 31, 2011, this voluntary waiver was reduced to 0.02%, and was further reduced to 0.01% for the period September 1, 2011 through September 30, 2011. Effective October 1, 2011, this voluntary waiver was eliminated. For the year ended April 30, 2012, UBS Global AM voluntarily waived $708,651 for Prime Institutional Fund. In addition, UBS Global AM has undertaken to waive fees in the event that the current Fund yields drop below a certain level. This additional undertaking is voluntary and not contractual and may be terminated at any time. At April 30, 2012, UBS Global AM owed Treasury Institutional Fund and Tax-Free Institutional Fund $304,965 and $1,778, respectively, for fee waivers. For the year ended April 30, 2012, UBS Global AM voluntarily waived $3,587,335 and $320,152 for Treasury Institutional Fund and Tax-Free Institutional Fund, respectively.

31

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
Notes to financial statements

Shares of beneficial interest
There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the years ended April 30,
Prime Institutional Fund	2012	2011
Shares sold	31,790,037,985	40,471,033,987
Shares repurchased	(34,987,888,915)	(40,452,487,505)
Dividends reinvested	7,386,650	12,300,882
Net increase (decrease) in shares outstanding	(3,190,464,280)	30,847,364

	For the years ended April 30,
Treasury Institutional Fund	2012	2011
Shares sold	14,027,951,269	11,985,967,662
Shares repurchased	(12,691,342,206)	(13,444,616,974)
Dividends reinvested	418,799	937,585
Net increase (decrease) in shares outstanding	1,337,027,862	(1,457,711,727)

	For the years ended April 30,
Tax-Free Institutional Fund	2012	2011
Shares sold	1,285,011,247	1,769,577,068
Shares repurchased	(1,527,252,991)	(2,059,003,497)
Dividends reinvested	210,759	1,155,797
Net decrease in shares outstanding	(242,030,985)	(288,270,632)

Federal tax status
Each Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of their net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax.

32

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
Notes to financial statements

The tax character of distributions paid to shareholders by Prime Institutional Fund and Treasury Institutional Fund during the fiscal years ended April 30, 2012 and April 30, 2011, was ordinary income. The tax character of distributions paid to shareholders by Tax-Free Institutional Fund during the fiscal years ended April 30, 2012 and April 30, 2011 was 93.30% and 91.89% tax-exempt income, 2.12% and 7.64% ordinary income, and 4.58% and 0.47% long-term capital gain, respectively.

At April 30, 2012, the components of accumulated earnings on a tax basis were (1) undistributed ordinary income of $890,777 for Prime Institutional Fund, (2) undistributed ordinary income of $39,048 for Treasury Institutional Fund, and (3) undistributed tax-exempt income of $24,815, undistributed ordinary income of $1,480, and undistributed long-term capital gains of $31,621 for Tax-Free Institutional Fund.

During the fiscal year ended April 30, 2012, Prime Institutional Fund utilized $16,151 of capital loss carryforwards to offset realized gains for such fiscal year.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

As of and during the year ended April 30, 2012, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the year ended April 30, 2012, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended April 30, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

33

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
Report of independent registered public
accounting firm

To the Shareholders and Board of Trustees of
UBS Select Prime Institutional Fund,
UBS Select Treasury Institutional Fund and
UBS Select Tax-Free Institutional Fund

We have audited the accompanying statements of assets and liabilities of UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund and UBS Select Tax-Free Institutional Fund (three of the series comprising UBS Money Series) (collectively, the “Funds”) as of April 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

34

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund and UBS Select Tax-Free Institutional Fund at April 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with US generally accepted accounting principles.

New York, New York
June 26, 2012

35

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
General information (unaudited)

Monthly and quarterly portfolio holdings disclosure
The Funds and Master Funds will file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ and Master Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ and Master Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds and Master Funds upon request by calling 1-800-647 1568.

In addition, each Fund discloses, on a monthly basis: (a) a complete schedule of the related Master Fund’s portfolio holdings; and (b) information regarding each Master Fund’s weighted average maturity and weighted average life on UBS’s Web site at the following internet address: www.ubs.com/moneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Fund information appearing in filings with the SEC on Form N-MFP. A more limited portfolio holdings report for Master Trust—Prime Master Fund (the master fund in which UBS Select Prime Institutional Fund invests) is available on a weekly basis at the Web address noted in the Funds’ prospectus. Investors also may find additional information about the Funds at the above referenced UBS Website internet address.

Proxy voting policies, procedures and record
You may obtain a description of each Fund’s (and corresponding Master Fund’s) (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a fund directly at 1-800-647 1568, online on UBS’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

36

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
General information (unaudited)

Other tax information
Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, each Fund designates 100% of its “qualified short-term gains” (as defined in Section 871(k)(2)(D)) related to the distribution made in December 2011 as short-term capital gain dividends.

Treasury Institutional Fund hereby designates 96.12% and 3.88% of the ordinary income dividends paid during the fiscal year ended April 30, 2012 as interest related dividends and qualified short-term gain dividends, respectively.

37

Prime Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
US government and agency obligations—19.58%
Federal Farm Credit Bank
0.200%, due 05/01/12[1]	$100,000,000	$99,994,414
0.250%, due 05/01/12[1]	80,000,000	80,012,230
0.270%, due 05/01/12[1]	50,000,000	50,002,821
0.240%, due 05/02/12[1]	56,750,000	56,758,593
0.250%, due 04/02/13	86,000,000	86,000,000
Federal Home Loan Bank
0.280%, due 05/01/12[1]	200,000,000	200,000,000
0.350%, due 05/01/12[1]	50,000,000	50,000,000
0.350%, due 05/01/12[1]	157,000,000	157,000,000
1.375%, due 06/08/12	127,840,000	127,986,999
0.330%, due 11/08/12	50,000,000	50,000,000
Federal Home Loan Mortgage Corp.*
0.350%, due 05/01/12[1]	122,000,000	122,034,255
0.191%, due 05/06/12[1]	265,000,000	264,891,152
Federal National Mortgage Association*
0.100%, due 10/15/12[2]	250,000,000	249,884,028
US Treasury Bills
0.150%, due 09/13/12[2]	240,000,000	239,865,000
US Treasury Notes
0.750%, due 05/31/12	118,000,000	118,051,819
1.375%, due 10/15/12	235,000,000	236,304,216
1.375%, due 11/15/12	125,000,000	125,811,286
0.625%, due 12/31/12	100,000,000	100,306,866
1.375%, due 01/15/13	500,000,000	504,161,697
0.625%, due 02/28/13	75,000,000	75,258,143
2.750%, due 02/28/13	75,000,000	76,599,686
Total US government and agency obligations (cost—$3,070,923,205)		3,070,923,205
Time deposit—1.86%
Banking-US—1.86%
Northern Trust Corp.
0.080%, due 05/01/12 (cost—$291,400,000)	291,400,000	291,400,000

38

Prime Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Certificates of deposit—27.97%
Banking-non-US—27.97%
Bank of Montreal
0.140%, due 05/03/12	$350,000,000	$350,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.360%, due 07/10/12	250,000,000	250,000,000
0.380%, due 07/25/12	42,000,000	42,001,977
0.380%, due 07/30/12	40,000,000	40,001,995
BNP Paribas SA
0.200%, due 05/01/12	100,000,000	100,000,000
0.530%, due 05/01/12	300,000,000	300,000,000
Deutsche Bank AG
0.450%, due 07/30/12	300,000,000	300,000,000
DNB Bank ASA
0.140%, due 05/02/12	200,000,000	200,000,000
DNB NOR AB
0.270%, due 05/29/12	250,000,000	250,000,000
Mizuho Corporate Bank Ltd.
0.170%, due 05/02/12	150,000,000	150,000,000
0.170%, due 05/10/12	250,000,000	250,000,000
0.170%, due 05/30/12	50,000,000	50,000,000
National Australia Bank Ltd.
0.291%, due 05/09/12[1]	200,000,000	200,000,000
Natixis
0.570%, due 05/02/12	175,000,000	175,000,000
Nordea Bank Finland
0.400%, due 06/12/12	165,000,000	165,000,000
0.400%, due 06/12/12	85,000,000	85,000,000
Oversea-Chinese Banking Corp., Ltd.
0.250%, due 07/23/12	126,000,000	126,000,000
Skandinaviska Enskilda Banken AB
0.140%, due 05/07/12	125,000,000	124,999,893
0.470%, due 07/25/12	175,000,000	175,000,000
Societe Generale
0.270%, due 05/01/12	100,000,000	100,000,000
0.400%, due 05/01/12	110,000,000	110,000,000
0.500%, due 06/01/12	250,000,000	250,000,000

39

Prime Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
Sumitomo Mitsui Banking Corp.
0.350%, due 07/19/12	$145,000,000	$145,000,000
Toronto-Dominion Bank
0.542%, due 05/02/12[1]	150,000,000	150,000,000
0.210%, due 05/08/12	300,000,000	300,000,000
Total certificates of deposit (cost—$4,388,003,865)		4,388,003,865
Commercial paper[2]—35.46%
Asset backed-banking US—1.11%
Atlantis One Funding
0.220%, due 06/04/12	175,000,000	174,963,639
Asset backed-miscellaneous—11.50%
Atlantic Asset Securitization LLC
0.420%, due 05/01/12	150,000,000	150,000,000
0.500%, due 06/01/12	250,000,000	249,892,361
Barton Capital LLC
0.230%, due 05/02/12	330,000,000	329,997,892
FCAR Owner Trust
0.290%, due 07/13/12	95,000,000	94,944,135
LMA Americas LLC
0.450%, due 05/11/12	60,000,000	59,992,500
0.600%, due 06/01/12	275,000,000	274,857,917
Regency Markets No. 1 LLC
0.200%, due 05/17/12	130,000,000	129,988,444
0.200%, due 05/21/12	106,500,000	106,488,167
Thames Asset Global Securitization No. 1
0.350%, due 05/10/12	182,911,000	182,894,995
0.340%, due 05/11/12	125,000,000	124,988,194
Victory Receivables Corp.
0.180%, due 05/21/12	100,030,000	100,019,997
		1,804,064,602

40

Prime Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Commercial paper[2]—(continued)
Asset backed-securities—3.42%
Argento Variable Funding Co. LLC
0.230%, due 05/14/12	$50,000,000	$49,995,847
Cancara Asset Securitisation LLC
0.270%, due 05/02/12	136,000,000	135,998,980
0.270%, due 05/10/12	50,000,000	49,996,625
0.230%, due 05/14/12	100,000,000	99,991,695
0.250%, due 05/14/12	200,000,000	199,981,944
		535,965,091
Banking-non-US—13.06%
Australia & New Zealand Banking Group Ltd.
0.550%, due 07/13/12	200,000,000	199,776,944
0.550%, due 07/18/12	121,000,000	120,855,808
Commonwealth Bank of Australia
0.513%, due 05/21/12[1,3]	270,000,000	270,000,000
0.180%, due 06/08/12	60,000,000	59,988,600
0.770%, due 01/11/13	165,000,000	164,100,063
Credit Suisse
0.290%, due 07/10/12	100,000,000	99,943,611
Oversea-Chinese Banking Corp., Ltd.
0.250%, due 06/29/12	200,000,000	199,918,056
Skandinaviska Enskilda Banken AB
0.495%, due 07/09/12	150,000,000	149,857,687
Sumitomo Mitsui Banking Corp.
0.350%, due 07/20/12	175,000,000	174,863,889
0.350%, due 07/25/12	160,000,000	159,867,778
Svenska Handelsbanken
0.420%, due 05/17/12	150,000,000	149,972,000
Westpac Securities NZ Ltd.
0.390%, due 05/17/12[1,3]	125,000,000	125,000,000
0.768%, due 07/06/12[1]	175,000,000	175,000,000
		2,049,144,436

41

Prime Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Commercial paper[2]—(concluded)
Banking-US—4.78%
ABN Amro Funding USA LLC
0.430%, due 06/13/12	$100,000,000	$99,948,639
0.410%, due 06/18/12	200,000,000	199,890,666
ING (US) Funding LLC
0.460%, due 05/24/12	250,000,000	249,926,528
0.390%, due 06/27/12	200,000,000	199,876,500
		749,642,333
Finance-noncaptive diversified—1.59%
General Electric Capital Corp.
0.370%, due 07/09/12	250,000,000	249,822,709
Total commercial paper (cost—$5,563,602,810)		5,563,602,810
Short-term corporate obligations—2.98%
Banking-non-US—2.18%
Svenska Handelsbanken
0.515%, due 06/08/12[1,3]	203,000,000	203,000,000
Westpac Securities NZ Ltd.
0.411%, due 05/04/12[1,3]	140,000,000	140,000,000
		343,000,000
Banking-US—0.80%
JPMorgan Chase Bank N.A.
0.505%, due 06/11/12[1]	125,000,000	125,000,000
Total short-term corporate obligations (cost—$468,000,000)		468,000,000
Repurchase agreements—12.11%
Repurchase agreements dated 04/30/12 with Bank
of America Securities, 0.170% due 05/01/12,
collateralized by $419,215,000 Federal Home
Loan Bank obligations, 0.190% to 2.375% due
02/28/13 to 03/14/14, $160,201,000 Federal
Home Loan Mortgage Corp. obligations, zero
coupon due 07/30/12, $198,522,700 US
Treasury Notes, 0.875% due 02/28/17 and
$259,504,200 US Treasury Bills, zero coupon
due 10/11/12; (value—$1,045,500,249);
proceeds: $1,025,004,840	1,025,000,000	1,025,000,000

42

Prime Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 04/30/12 with Barclays
Capital, Inc., 0.410% due 05/01/12, collateralized
by $48,442,523 various common stocks;
(value—$267,500,012); proceeds: $250,002,847	$250,000,000	$250,000,000
Repurchase agreement dated 04/30/12 with
Barclays Capital, Inc., 0.460% due 05/01/12,
collateralized by $35,554,555 various common
stocks, preferred stocks and warrants;
(value—$517,486,085); proceeds: $475,006,069	475,000,000	475,000,000
Repurchase agreement dated 04/30/12 with Deutsche
Bank Securities, Inc., 0.200% due 05/01/12,
collateralized by $153,002,000 Federal Home
Loan Bank obligations, zero coupon due
05/10/12; (value—$153,000,470); proceeds:
$150,000,833	150,000,000	150,000,000
Repurchase agreement dated 04/30/12 with State
Street Bank & Trust Co., 0.010% due 05/01/12,
collateralized by $10,000 US Treasury Notes,
0.180% due 04/04/13; (value—$9,985);
proceeds: $8,000	8,000	8,000
Total repurchase agreements (cost—$1,900,008,000)		1,900,008,000
Total investments (cost—$15,681,937,880
which approximates cost for federal income
tax purposes)—99.96%		15,681,937,880
Other assets in excess of liabilities—0.04%		6,624,562
Net assets—100.00%		$15,688,562,442

43

Prime Master Fund
Statement of net assets—April 30, 2012

Affiliated issuer activity

The table below details the Fund’s transaction activity in an affiliated issuer during the year ended April 30, 2012. The advisor earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 04/30/11	Purchases during the year ended 04/30/12	Sales during the year ended 04/30/12	Value at 04/30/12	Net income earned from affiliate for the year ended 04/30/12
UBS Private Money
Market Fund LLC	$—	$136,893,750	$136,893,750	$—	$201

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the Fund’s investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and
agency obligations	$—	$3,070,923,205	$—	$3,070,923,205
Time deposit	—	291,400,000	—	291,400,000
Certificates of
deposit	—	4,388,003,865	—	4,388,003,865
Commercial paper	—	5,563,602,810	—	5,563,602,810
Short-term
corporate
obligations	—	468,000,000	—	468,000,000
Repurchase
agreements	—	1,900,008,000	—	1,900,008,000
Total	$—	$15,681,937,880	$—	$15,681,937,880

44

Prime Master Fund
Statement of net assets—April 30, 2012

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	56.8%
Australia	9.3
Japan	8.0
France	6.6
Canada	5.1
Sweden	5.1
Norway	2.9
Singapore	2.1
Germany	1.9
Finland	1.6
Switzerland	0.6
Total	100.0%

Portfolio footnotes

* On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[1] Variable or floating rate security. The interest rate shown is the current rate as of April 30, 2012 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.
[2] Rates shown are the discount rates at date of purchase.
[3] Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 4.70% of net assets as of April 30, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements	45

Treasury Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
US government obligations—49.78%
US Treasury Bills
0.135%, due 05/03/12[1]	$700,000,000	$699,997,146
0.102%, due 05/17/12[1]	250,000,000	249,988,667
0.113%, due 05/17/12[1]	500,000,000	499,974,222
0.082%, due 05/24/12[1]	250,000,000	249,986,823
0.070%, due 05/31/12[1]	150,000,000	149,991,250
0.033%, due 06/14/12[1]	150,000,000	149,994,042
0.100%, due 06/14/12[1]	150,000,000	149,981,667
0.125%, due 08/09/12[1]	190,000,000	189,934,028
0.140%, due 08/30/12[1]	200,000,000	199,905,889
0.150%, due 09/13/12[1]	250,000,000	249,859,375
0.147%, due 09/20/12[1]	375,000,000	374,781,872
US Treasury Notes
1.375%, due 05/15/12	166,000,000	166,084,696
1.875%, due 06/15/12	900,000,000	901,983,769
1.500%, due 07/15/12	305,000,000	305,874,598
0.625%, due 07/31/12	80,000,000	80,102,648
4.625%, due 07/31/12	55,000,000	55,620,273
1.750%, due 08/15/12	150,000,000	150,709,821
0.375%, due 08/31/12	340,000,000	340,275,090
4.125%, due 08/31/12	150,000,000	152,010,688
1.375%, due 09/15/12	150,000,000	150,714,711
3.875%, due 10/31/12	150,000,000	152,773,987
1.375%, due 11/15/12	360,000,000	362,330,709
1.375%, due 02/15/13	345,000,000	348,223,889
0.625%, due 02/28/13	60,000,000	60,206,514
2.750%, due 02/28/13	100,000,000	102,132,915
Total US government obligations (cost—$6,493,439,289)		6,493,439,289

46

Treasury Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Repurchase agreements—50.11%
Repurchase agreement dated 04/30/12
with Bank of America Securities,
0.170% due 05/01/12, collateralized
by $1,927,044,300 US Treasury Notes,
0.500% to 3.500% due 10/15/13
to 11/15/21; (value—$2,040,000,026);
proceeds: $2,000,009,444	$2,000,000,000	$2,000,000,000
Repurchase agreement dated 04/24/12
with Barclays Capital, Inc., 0.100%
due 05/01/12, collateralized by
$466,861,100 US Treasury Notes,
0.625% to 3.250% due 07/15/14
to 03/31/19; (value—$510,000,053);
proceeds: $500,009,722	500,000,000	500,000,000
Repurchase agreement dated 04/25/12
with Barclays Capital, Inc., 0.150%
due 05/02/12, collateralized by
$149,961,500 US Treasury Inflation
Index Notes, 1.125% to 2.000%
due 07/15/14 to 01/15/21 and
$293,599,500 US Treasury Notes,
1.500% to 3.250% due 05/31/16
to 03/31/19; (value—$510,000,054);
proceeds: $500,014,583	500,000,000	500,000,000
Repurchase agreement dated 04/30/12
with Barclays Capital, Inc., 0.180%
due 05/01/12, collateralized by
$260,655,200 US Treasury Notes,
0.500% to 2.625% due 10/15/14
to 12/31/14; (value—$265,200,005);
proceeds: $260,001,300	260,000,000	260,000,000
Repurchase agreement dated 04/30/12
with BNP Paribas Securities Corp. 0.180%
due 05/01/12, collateralized by
$66,735,100 US Treasury Bills, zero
coupon due 08/09/12 to 10/25/12 and
$185,995,500 US Treasury Notes, 1.375%
due 01/15/13; (value—$255,000,068);
proceeds: $250,001,250	250,000,000	250,000,000

47

Treasury Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 04/30/12
with Deutsche Bank, 0.190% due
05/01/12, collateralized by $84,451,000
US Treasury Bills, zero coupon due
10/11/12, $56,148,000 US Treasury
Bonds, 6.000% due 02/15/26 and
$1,031,945,808 US Treasury Notes,
0.250% to 4.625% due 01/31/13 to
08/15/21; (value—$1,250,826,037);
proceeds: $1,226,306,472	$1,226,300,000	$1,226,300,000
Repurchase agreement dated 04/25/12
with Goldman Sachs & Co., 0.080%
due 05/02/12, collateralized by
$434,362,800 US Treasury Inflation Index
Notes, 0.125% to 2.000% due 01/15/16
to 04/15/16; (value—$510,000,107);
proceeds: $500,007,778	500,000,000	500,000,000
Repurchase agreement dated 04/30/12
with Goldman Sachs & Co., 0.100%
due 05/01/12, collateralized by
$434,388,400 US Treasury Inflation
Index Bonds, 3.875% due 04/15/29 and
$289,484,100 US Treasury Inflation Index
Notes, 0.500% to 2.000% due 04/15/15
to 01/15/16; (value—$1,326,000,110);
proceeds: $1,300,003,611	1,300,000,000	1,300,000,000
Repurchase agreement dated 04/30/12
with State Street Bank & Trust Co.,
0.010% due 05/01/12, collateralized
by $200,000 US Treasury Notes, 1.500%
due 07/31/13; (value—$207,711);
proceeds: $202,000	202,000	202,000
Total repurchase agreements (cost—$6,536,502,000)		6,536,502,000
Total investments (cost—$13,029,941,289
which approximates cost for federal income
tax purposes)—99.89%		13,029,941,289
Other assets in excess of liabilities—0.11%		14,442,449
Net assets—100.00%		$13,044,383,738

48

Treasury Master Fund
Statement of net assets—April 30, 2012

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the Fund’s investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government
obligations	$—	$6,493,439,289	$—	$6,493,439,289
Repurchase
agreements	—	6,536,502,000	—	6,536,502,000
Total	$—	$13,029,941,289	$—	$13,029,941,289

Portfolio footnotes

1 Rates shown are the discount rates at date of purchase.

See accompanying notes to financial statements	49

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—79.70%
Alabama—0.84%
Birmingham Special Care Facilities Financing
Authority Revenues Refunding
(Methodist Home Aging),
0.250%, VRD	$5,230,000	$5,230,000
Mobile County Industrial Development
Authority Pollution Control Revenue
Refunding (ExxonMobil Project),
0.210%, VRD	4,525,000	4,525,000
		9,755,000
Alaska—3.59%
Anchorage Tax Anticipation Notes,
2.000%, due 08/31/12	20,000,000	20,125,846
Valdez Marine Terminal Revenue Refunding
(Exxon Pipeline Co. Project),
0.200%, VRD	2,670,000	2,670,000
Series A,
0.210%, VRD	18,855,000	18,855,000
		41,650,846
Arizona—0.72%
AK-Chin Indian Community Revenue,
0.280%, VRD	4,300,000	4,300,000
Pima County Industrial Development
Authority Industrial Revenue
(Tucson Electric Power Co.-Irvington Project),
0.250%, VRD	300,000	300,000
Salt River Project Agricultural Improvement &
Power District Electric Systems Revenue
(Barclays Capital Municipal Trust Receipts,
Series 9W),
0.270%, VRD[1,2]	3,750,000	3,750,000
		8,350,000
California—3.48%
California Health Facilities Financing Authority
Revenue (Adventist Health Systems), Series A,
0.220%, VRD	5,200,000	5,200,000
50

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
California—(concluded)
California Infrastructure & Economic Development
Bank Revenue (Jewish Community Center),
Series A,
0.280%, VRD	$2,700,000	$2,700,000
California State Economic Recovery, Series C-5,
0.250%, VRD	3,400,000	3,400,000
San Diego County & School District Note
Participations Tax & Revenue Anticipation
Notes, Series A,
2.000%, due 06/29/12	3,000,000	3,008,388
San Diego County Certificates of Participation
(San Diego Foundation),
0.230%, VRD	2,000,000	2,000,000
Sonoma-Marin Area Rail Transportation
District, Measure Q Sales Tax Revenue
(Sales & Use Tax), Series A
(Mandatory Put 01/10/13 @ 100),
1.000%, due 01/10/13	4,000,000	4,005,933
Ventura County Tax & Revenue
Anticipation Notes,
2.250%, due 06/29/12	20,000,000	20,063,474
		40,377,795
Colorado—3.64%
Aurora Water Improvement Revenue (JP Morgan
PUTTERs, Series 2010) (AMBAC Insured),
0.270%, VRD[1,2]	11,990,000	11,990,000
Colorado Educational & Cultural Facilities
Authority Revenue (National Jewish
Federation Board Program), Series C-6,
0.240%, VRD	3,380,000	3,380,000
Colorado State Education Loan Program Tax And
Revenue Anticipation Notes,
2.000%, due 06/29/12	4,775,000	4,789,117
Colorado State Education Loan Program, Series A,
2.000%, due 06/29/12	5,000,000	5,015,049

51

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Colorado—(concluded)
Denver City & County Certificates of
Participation Refunding,
Series A2,
0.240%, VRD	$6,865,000	$6,865,000
Series A3,
0.240%, VRD	10,230,000	10,230,000
		42,269,166
Connecticut—1.18%
Connecticut Health & Educational Facilities
Authority Revenue (Yale University), Series Y-2,
0.220%, VRD	3,000,000	3,000,000
Connecticut State (JP Morgan PUTTERs,
Series 1170) (FGIC Insured),
0.270%, VRD[1,2]	10,735,000	10,735,000
		13,735,000
District of Columbia—0.34%
District of Columbia Revenue (German Marshall
Fund of the United States),
0.250%, VRD	4,000,000	4,000,000
Florida—1.81%
Florida State Board of Education (Public Education
Capital Outlay Bonds), Series H (AGM Insured)
5.250%, due 06/01/12	3,000,000	3,013,129
Gainesville Utilities System Revenue, Series A,
0.250%, VRD	2,485,000	2,485,000
Hillsborough County School Board Certificates of
Participation (Master Lease Program),
Series C (NATL-RE Insured),
0.280%, VRD	6,600,000	6,600,000
Jacksonville Health Facilities Authority Hospital
Revenue Refunding (Baptist), Series D,
0.280%, VRD	2,925,000	2,925,000
Orlando & Orange County Expressway
Authority Revenue Refunding,
Series C-4 (AGM Insured),
0.220%, VRD	6,000,000	6,000,000
		21,023,129

52

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Georgia—2.97%
Cobb County Tax Anticipation Notes,
1.500%, due 11/30/12	$10,000,000	$10,077,996
Forsyth County Water & Sewer Authority
Revenue (JP Morgan PUTTERs,
Series 2253) (AGM Insured),
0.290%, VRD[1,2]	4,750,000	4,750,000
Georgia State, Series G,
5.000%, due 12/01/12	4,000,000	4,114,247
Metropolitan Atlanta Rapid Transit Authority
Sales Tax Revenue, Series B,
0.240%, VRD	2,400,000	2,400,000
Private Colleges & Universities Authority
Revenue (Emory University), Series B-1,
0.210%, VRD	1,300,000	1,300,000
Private Colleges & Universities Authority Revenue
Refunding (Mercer University), Series C,
0.260%, VRD	8,415,000	8,415,000
Thomasville Hospital Authority Revenue
Anticipation Certificates (John Archbold),
Series B,
0.250%, VRD	3,395,000	3,395,000
		34,452,243
Idaho—0.43%
Idaho Tax Anticipation Notes,
2.000%, due 06/29/12	5,000,000	5,013,980
Illinois—3.76%
Chicago Board of Education Refunding
(Dedicated Revenues), Series A-2,
0.240%, VRD	5,900,000	5,900,000
Chicago (Neighborhoods Alive 21), Series B,
0.260%, VRD	10,900,000	10,900,000
City of Chicago,
Series D-1,
0.230%, VRD	5,000,000	5,000,000
Series D-2,
0.230%, VRD	5,000,000	5,000,000

53

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(concluded)
Chicago Sales Tax Revenue Refunding,
0.270%, VRD	$7,660,000	$7,660,000
Illinois Development Finance Authority Revenue
(Chicago Symphony Orchestra),
0.240%, VRD	4,700,000	4,700,000
Quad Cities Regional Economic Development
Authority Revenue (Two Rivers YMCA Project),
0.280%, VRD	4,460,000	4,460,000
		43,620,000
Indiana—3.75%
Indiana Development Finance Authority Revenue
(Educational Facilities-Culver Educational),
0.260%, VRD	5,000,000	5,000,000
Indiana Finance Authority Environmental Revenue
Refunding (Duke Energy Industrial Project),
Series A-5,
0.240%, VRD	3,000,000	3,000,000
Indiana Finance Authority Environmental
Revenue Refunding (Duke Energy, Inc.
Project), Series A-4,
0.260%, VRD	22,700,000	22,700,000
Indiana Municipal Power Agency Power Supply
Systems Revenue Refunding, Series A,
0.250%, VRD	4,440,000	4,440,000
Marshall County Economic Development Revenue
(Culver Educational Foundation Project),
0.260%, VRD	8,400,000	8,400,000
		43,540,000
Iowa—0.23%
Iowa Finance Authority Private College Revenue
Facilities (Morningside College Project),
0.280%, VRD	2,695,000	2,695,000
Kentucky—2.63%
Breckinridge County Lease Program Revenue
(Kentucky Association Leasing Trust), Series A,
0.240%, VRD	8,845,000	8,845,000

54

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Kentucky—(concluded)
Christian County Association of County’s Leasing
Trust Lease Program, Series A,
0.240%, VRD	$3,010,000	$3,010,000
Shelby County Lease Revenue, Series A,
0.240%, VRD	7,925,000	7,925,000
Trimble County Association of Counties Leasing
Trust Lease Program Revenue, Series A,
0.240%, VRD	6,380,000	6,380,000
Williamstown League of Cities Funding
Trust Lease Revenue, Series A,
0.240%, VRD	4,350,000	4,350,000
		30,510,000
Louisiana—0.33%
East Baton Rouge Parish Industrial Development
Board, Inc. Revenue (ExxonMobil Project),
Series A,
0.200%, VRD	3,800,000	3,800,000
Maryland—1.65%
Washington Suburban Sanitation District Bond
Anticipation Notes,
Series A,
0.330%, VRD	11,515,000	11,515,000
Series A-7,
0.330%, VRD	2,950,000	2,950,000
Series A-9,
0.320%, VRD	4,650,000	4,650,000
		19,115,000
Massachusetts—2.58%
Massachusetts Development Finance Agency
Revenue (Boston University), Series U-6E,
0.210%, VRD	2,800,000	2,800,000

55

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Massachusetts—(concluded)
Massachusetts Development Finance
Agency Revenue Refunding
(Higher Education-Smith College),
0.220%, VRD	$3,492,000	$3,492,000
Massachusetts Health & Educational
Facilities Authority Revenue
(Citigroup ROCS RR-II-R-11585),
0.250%, VRD[1,2]	10,000,000	10,000,000
Massachusetts Health & Educational
Facilities Authority Revenue
(Henry Heywood), Series C,
0.250%, VRD	2,890,000	2,890,000
Massachusetts Health & Educational
Facilities Authority Revenue
(Pooled Loan Program), Series N,
0.250%, VRD	5,270,000	5,270,000
University of Massachusetts Building
Authority Revenue Refunding, Series 1,
0.200%, VRD	5,450,000	5,450,000
		29,902,000
Michigan—3.76%
Green Lake Township Economic
Development Corp. Revenue Refunding
(Interlochen Center Project),
0.240%, VRD	3,900,000	3,900,000
University of Michigan Refunding (Hospital),
Series A-2,
0.250%, VRD	9,000,000	9,000,000
University of Michigan Refunding
(Medical Service Plan), Series A-1,
0.250%, VRD	17,680,000	17,680,000
University of Michigan Revenues (Hospital),
Series A,
0.250%, VRD	13,035,000	13,035,000
		43,615,000

56

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Minnesota—0.45%
Rochester Health Care Facilities Revenue
(Mayo Clinic), Series B,
0.200%, VRD	$5,200,000	$5,200,000
Mississippi—2.33%
Mississippi Business Finance
Commission Gulf Opportunity Zone
(Chevron USA, Inc. Project), Series D,
0.240%, VRD	14,000,000	14,000,000
Series E,
0.220%, VRD	7,300,000	7,300,000
Series I,
0.230%, VRD	1,000,000	1,000,000
Series K,
0.250%, VRD	3,000,000	3,000,000
Series L,
0.240%, VRD	1,800,000	1,800,000
		27,100,000
Missouri—2.47%
Missouri Health & Educational Facilities Authority
Educational Facilities Revenue
(Washington University), Series C,
0.250%, VRD	3,200,000	3,200,000
Missouri State Health & Educational Facilities
Authority (SSM Health Care), Series E,
0.220%, VRD	11,210,000	11,210,000
Missouri State Health & Educational Facilities
Authority Educational Facilities Revenue
(De Smet Jesuit High School),
0.280%, VRD	4,190,000	4,190,000
Missouri State Health & Educational Facilities
Authority Educational Facilities Revenue
(Washington University), Series C,
0.250%, VRD	5,100,000	5,100,000
St. Louis General Fund Revenue Tax
& Revenue Anticipation Notes,
2.000%, due 06/29/12	5,000,000	5,013,003
		28,713,003

57

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Nebraska—0.82%
Lancaster County Hospital Authority No.1
Hospital Revenue Refunding
(Bryanlgh Medical Center), Series B-1,
0.280%, VRD	$9,555,000	$9,555,000
New Hampshire—0.15%
New Hampshire Health & Educational
Facilities Authority Revenue
(Dartmouth College), Series A,
0.260%, VRD	1,700,000	1,700,000
New York—5.25%
City of New York NY, Subseries G-7,
0.220%, VRD	10,000,000	10,000,000
Metropolitan Transportation Authority,
Subseries B-1,
0.220%, VRD[1,2]	600,000	600,000
New York City Transitional Finance Authority
(New York City Recovery), Series 3,
Subseries 3-F,
0.230%, VRD	400,000	400,000
New York City Transitional Finance Authority
Revenue (New York City Recovery),
Series 3, Subseries 3-B,
0.230%, VRD	8,900,000	8,900,000
New York State Dormitory Authority Revenue
State Supported Debt (City University),
Series D,
0.220%, VRD	3,600,000	3,600,000
New York,
Subseries L-4,
0.240%, VRD	7,595,000	7,595,000
Subseries L-6,
0.230%, VRD	13,990,000	13,990,000
Triborough Bridge & Tunnel Authority Revenues,
Series B-2C,
0.230%, VRD	15,870,000	15,870,000
		60,955,000

58

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
North Carolina—5.09%
Guilford County, Series B,
0.230%, VRD	$1,855,000	$1,855,000
Mecklenburg County, Series B,
0.240%, VRD	5,570,000	5,570,000
New Hanover County (School),
0.240%, VRD	2,485,000	2,485,000
North Carolina (Public Improvement), Series D,
0.220%, VRD	6,000,000	6,000,000
North Carolina Capital Facilities Finance
Agency Educational Facilities Revenue
(Campbell University),
0.250%, VRD	5,645,000	5,645,000
North Carolina Medical Care Commission Hospital
Revenue (Duke University Hospital Project),
Series A,
0.210%, VRD	4,800,000	4,800,000
University of North Carolina Chapel Hill Revenue,
Series B,
0.250%, VRD	15,475,000	15,475,000
Wake County (Public Improvement),
Series B,
0.210%, VRD	17,300,000	17,300,000
		59,130,000
Ohio—0.90%
Columbus Sewer Revenue
(JP Morgan PUTTERs, Series 2456),
0.250%, VRD[1,2]	2,800,000	2,800,000
Ohio Higher Educational Facilities Commission
Revenue (JP Morgan PUTTERs, Series 3244Z),
0.250%, VRD[1,2]	2,845,000	2,845,000
Ohio Higher Educational Facilities Revenue
(Oberlin College Project),
0.240%, VRD	4,800,000	4,800,000
		10,445,000

59

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Oregon—0.03%
Salem Hospital Facility Authority Revenue
(Salem Hospital Project), Series B,
0.230%, VRD	$400,000	$400,000
Pennsylvania—5.07%
Allegheny County Higher Education Building
Authority University Revenue Refunding
(Carnegie Mellon University),
0.250%, VRD	5,900,000	5,900,000
Montgomery County, Series A,
0.250%, VRD	10,025,000	10,025,000
Pennsylvania Higher Educational Facilities
Authority College & University Revenues
(St. Joseph’s University), Series A,
0.230%, VRD	2,000,000	2,000,000
Pennsylvania University Refunding, Series B
(Mandatory Put 06/01/12 @100),
0.300%, VRD	7,850,000	7,850,000
Philadelphia Authority for Industrial Development
Lease Revenue Refunding, Series B-3,
0.240%, VRD	5,325,000	5,325,000
Philadelphia School District Refunding, Series C
0.220%, VRD	3,000,000	3,000,000
Pittsburgh Water & Sewer Authority Water &
Sewer Systems Revenue (1st Lien), Series B2,
0.250%, VRD	1,400,000	1,400,000
University of Pittsburgh of the Commonwealth
Systems of Higher Education,
2.000%, due 06/18/12	12,000,000	12,026,327
Washington County Authority Refunding
(University of Pennsylvania),
0.230%, VRD	3,535,000	3,535,000
Washington County Hospital Authority Revenue
(Monongahela Valley Hospital Project)
Series A,
0.240%, VRD	2,540,000	2,540,000

60

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Pennsylvania—(concluded)
Westmoreland County Industrial Development
Authority Revenue (Excela Health Project),
Series B,
0.260%, VRD	$5,300,000	$5,300,000
		58,901,327
South Carolina—1.39%
Piedmont Municipal Power Agency Electric
Revenue Refunding, Series C,
0.220%, VRD	10,950,000	10,950,000
South Carolina Jobs Economic Development
Authority Hospital Revenue Refunding
(Anmed Health Project), Series C,
0.220%, VRD	1,995,000	1,995,000
South Carolina Jobs Economic Development
Authority Hospital Revenue Refunding
(Regional Medical Center of Orangeburg),
0.240%, VRD	3,150,000	3,150,000
		16,095,000
Tennessee—0.41%
Sevier County Public Building Authority (Local
Government Public Improvement), Series B-1,
0.250%, VRD	4,735,000	4,735,000
Texas—7.84%
Alamo Community College District (Citigroup
ROCS Series RR-II-R-883WF) (FGIC Insured),
0.240%, VRD[1,2]	7,750,000	7,750,000
Harris County Cultural Educational Facilities
Finance Corp. Revenue (Methodist Hospital),
Sub series C-1,
0.230%, VRD	5,900,000	5,900,000
Harris County Health Facilities Development Corp.
Revenue Refunding (Methodist Hospital
Systems),
Series A-1,
0.230%, VRD	10,280,000	10,280,000
Series A-2,
0.230%, VRD	8,400,000	8,400,000

61

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(concluded)
Houston Higher Education Finance Corp. Higher
Education Revenue (Rice University Project),
Series A,
0.230%, VRD	$1,800,000	$1,800,000
Series B,
0.220%, VRD	11,795,000	11,795,000
Lower Neches Valley Authority Industrial
Development Corp. Revenue
(ExxonMobil Project),
0.200%, VRD	4,400,000	4,400,000
San Antonio Hotel Occupancy Revenue
Refunding (Sub Lien),
0.250%, VRD	4,235,000	4,235,000
Texas (JP Morgan PUTTERs, Series 3238),
0.250%, VRD[1,2]	2,165,000	2,165,000
Texas State (Bank of America Austin Certificates,
Series 2008-1053),
0.310, VRD[1,2]	6,670,000	6,670,000
Texas State Mobility, Series B,
0.230%, VRD	7,165,000	7,165,000
Texas State Transportation Commission Revenue
(JP Morgan PUTTERs, Series 2563),
0.250%, VRD[1,2]	3,330,000	3,330,000
Texas Tax & Revenue Anticipation Notes, Series A,
2.500%, due 08/30/12	10,000,000	10,074,000
University of Texas (Financing Systems), Series B,
0.160%, VRD	7,000,000	7,000,000
		90,964,000
Vermont—0.58%
Winooski Special Obligation Refunding, Series A,
0.220%, VRD	6,755,000	6,755,000
Virginia—3.52%
Albermarle County Economic Development
Authority Hospital Revenue
(Martha Jefferson Hospital), Series A,
0.200%, VRD	10,150,000	10,150,000

62

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Virginia—(concluded)
Virginia Commonwealth University,
Series A
0.260%, VRD	$750,000	$750,000
Virginia Small Business Financing
Authority Hospital Revenue
(Carilion Clinic Obligation), Series B,
0.250%, VRD	29,930,000	29,930,000
		40,830,000
Washington—4.98%
Central Puget Sound Regional Transportation
Authority Sales & Use Tax Revenue
(JP Morgan PUTTERs, Series 2643Z),
0.250%, VRD[1,2]	4,995,000	4,995,000
Energy Northwest Electric Revenue (JP Morgan
PUTTERs, Series 1282) (AMBAC-TCRs Insured),
0.270%, VRD[1,2]	15,415,000	15,415,000
King County (Multi Modal Ltd. Tax Sewer),
Series B,
0.200%, VRD	1,500,000	1,500,000
King County Sewer Revenue (Junior Lien),
Series A,
0.260%, VRD	10,575,000	10,575,000
Seattle Water System Revenue (Morgan
Stanley Floater Certificates, Series 2170)
(AGM Insured),
0.240%, VRD[1,2]	5,085,000	5,085,000
Washington (JP Morgan PUTTERs,
Series 2650Z) (AGM Insured),
0.250%, VRD[1,2]	3,995,000	3,995,000
Washington Health Care Facilities Authority
(Multicare Health Systems), Series D,
0.250%, VRD	8,625,000	8,625,000
Washington Housing Finance Commission
Multifamily Housing Revenue Refunding
(New Haven Apartments) (FNMA Insured),
0.230%, VRD	3,900,000	3,900,000

63

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(concluded)
Washington—(concluded)
Washington Housing Finance Commission
Multifamily Housing Revenue
Refunding (Washington Terrace),
0.230%, VRD	$3,750,000	$3,750,000
		57,840,000
Wisconsin—0.73%
State of Wisconsin
2.000%, due 06/15/12	5,000,000	5,011,342
Wisconsin Health & Educational Facilities Authority
Revenue (Meriter Hospital, Inc.), Series A,
0.280%, VRD	3,410,000	3,410,000
		8,421,342
Total municipal bonds and notes (cost—$925,163,831)		925,163,831
Tax-exempt commercial paper—20.17%
California—1.08%
California State Health Facilities Financing
(Stanford Hospital), Series B-2, Subseries 2,
0.230%, due 06/07/12	4,500,000	4,500,000
Los Angeles Department of Water and Power,
0.130%, due 05/03/12	5,000,000	5,000,000
Riverside County Teeter Plan,
0.200%, due 05/14/12	3,000,000	3,000,000
		12,500,000
Connecticut—1.10%
Yale University,
0.200%, due 06/11/12	7,775,000	7,775,000
0.170%, due 06/14/12	5,000,000	5,000,000
		12,775,000
Florida—0.69%
Florida Local Government,
0.170%, due 06/05/12	7,978,000	7,978,000
Georgia—0.26%
Atlanta Airport,
0.260%, due 05/08/12	3,048,000	3,048,000

64

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Tax-exempt commercial paper—(continued)
Illinois—0.65%
Illinois Educational Facilities Authority Revenue,
0.130%, due 05/09/12	$7,485,000	$7,485,000
Kentucky—1.72%
Pendleton County Multi-County Lease Revenue
(Associated Counties Leasing Program),
0.550%, due 5/14/12	10,000,000	10,000,000
0.580%, due 5/14/12	10,000,000	10,000,000
		20,000,000
Maryland—1.59%
Johns Hopkins University,
0.130%, due 06/12/12	5,000,000	5,000,000
0.130%, due 06/14/12	9,000,000	9,000,000
0.130%, due 06/20/12	4,500,000	4,500,000
		18,500,000
Massachusetts—1.29%
Harvard University,
0.150%, due 06/11/12	10,000,000	10,000,000
0.120%, due 06/13/12	5,000,000	5,000,000
		15,000,000
Minnesota—2.24%
Mayo Clinic,
0.140%, due 08/21/12	20,000,000	20,000,000
0.220%, due 09/13/12	6,000,000	6,000,000
		26,000,000
Missouri—1.68%
University of Missouri,
0.170%, due 05/01/12	3,500,000	3,500,000
0.130%, due 05/07/12	5,000,000	5,000,000
0.200%, due 05/09/12	11,000,000	11,000,000
		19,500,000
New York—0.86%
Metropolitan Transportation Authority,
0.130%, due 05/02/12	10,000,000	10,000,000

65

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Tax-exempt commercial paper—(concluded)
Tennessee—0.86%
Vanderbilt University,
0.190%, due 06/01/12	$5,000,000	$5,000,000
0.170%, due 06/01/12	5,000,000	5,000,000
		10,000,000
Texas—2.84%
Methodist Hospital,
0.280%, due 08/06/12	10,000,000	10,000,000
State of Texas,
0.170%, due 08/30/12	5,000,000	5,000,000
University of Texas,
0.120%, due 06/14/12	18,000,000	18,000,000
		33,000,000
Virginia—0.52%
University of Virginia,
0.150%, due 08/09/12	6,000,000	6,000,000
Washington—0.43%
University of Washington,
0.160%, due 06/06/12	5,000,000	5,000,000
Wisconsin—0.81%
City of Milwaukee,
0.240%, due 05/07/12	4,395,000	4,395,000
0.130%, due 05/09/12	5,000,000	5,000,000
		9,395,000
Wyoming—1.55%
PacifiCorp,
0.250%, due 05/08/12	18,000,000	18,000,000
Total tax-exempt commercial paper (cost—$234,181,000)		234,181,000
Total investments (cost—$1,159,344,831
which approximates cost for federal income
tax purposes)—99.87%		1,159,344,831
Other assets in excess of liabilities—0.13%		1,446,721
Net assets—100.00%		$1,160,791,552

66

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the Fund’s investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds
and notes	$—	$925,163,831	$—	$925,163,831
Tax-exempt
commercial paper	—	234,181,000	—	234,181,000
Total	$—	$1,159,344,831	$—	$1,159,344,831

Portfolio footnotes

[1] Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 8.35% of net assets as of April 30, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[2] The Fund does not directly own the municipal security indicated; the Fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the Fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

Portfolio acronyms

AGM	Assured Guaranty Municipal Corporation
AMBAC	American Municipal Bond Assurance Corporation
FGIC	Financial Guaranty Insurance Company
FNMA	Federal National Mortgage Association
NATL-RE	National Reinsurance
PUTTERs	Puttable Tax-Exempt Receipts
ROCS	Reset Option Certificates
TCRs	Transferable Custodial Receipts
VRD	Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of April 30, 2012 and reset periodically.

See accompanying notes to financial statements	67

Master Trust

(Note: The expense information provided in this section is relevant for direct investors in the Master Funds. Investors in related “feeder funds” should instead focus on separate expense examples relevant to the particular feeder funds; the expense examples for the feeder funds will reflect their proportionate share of the corresponding Master Funds’ expenses.)

Understanding a Master Fund’s expenses (unaudited)

As an owner of a Master Fund, an investor such as a feeder fund incurs ongoing costs, including management fees and other Master Fund expenses. These examples are intended to help you understand a Master Fund investor’s ongoing costs (in dollars) of investing in a Master Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2011 to April 30, 2012.

Actual expenses
The first line in the table below for each Master Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

68

Master Trust

Understanding a Master Fund’s expenses (unaudited) (continued)

Hypothetical example for comparison purposes
The second line in the table below for each Master Fund provides information about hypothetical account values and hypothetical expenses based on the Master Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Master Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Master Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table for each Master Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees. In addition, if those transactional costs were included, your costs for those other funds would have been higher.

69

Master Trust

Understanding a Master Fund’s expenses (unaudited) (concluded)

Prime Master Fund

	Beginning account value November 1, 2011	Ending account value April 30, 2012	Expenses paid during period[1] 11/01/11 to 04/30/12	Expense ratio during the period
Actual	$1,000.00	$1,001.20	$0.50	0.10%
Hypothetical
(5% annual return
before expenses)	1,000.00	1,024.37	0.50	0.10

Treasury Master Fund

	Beginning account value November 1, 2011	Ending account value April 30, 2012	Expenses paid during period[1] 11/01/11 to 04/30/12	Expense ratio during the period
Actual	$1,000.00	$1,000.10	$0.35	0.07%
Hypothetical
(5% annual return
before expenses)	1,000.00	1,024.52	0.35	0.07

Tax-Free Master Fund

	Beginning account value November 1, 2011	Ending account value April 30, 2012	Expenses paid during period[1] 11/01/11 to 04/30/12	Expense ratio during the period
Actual	$1,000.00	$1,000.20	$0.50	0.10%
Hypothetical
(5% annual return
before expenses)	1,000.00	1,024.37	0.50	0.10

[1] Expenses are equal to the Master Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

70

Prime Master Fund

Portfolio characteristics at a glance (unaudited)

Characteristics	04/30/12	10/31/11	04/30/11
Weighted average maturity[1]	50 days	43 days	51 days
Net assets (bln)	$15.7	$17.1	$29.6

Portfolio composition[2]	04/30/12	10/31/11	04/30/11
Commercial paper	35.4%	40.8%	50.3%
Certificates of deposit	28.0	16.3	14.6
US government and agency obligations	19.6	24.5	13.5
Repurchase agreements	12.1	8.6	16.4
Time deposits	1.9	4.9	0.6
Short-term corporate obligations	3.0	3.0	0.8
Bank note	—	2.1	—
US master note	—	—	3.2
Other assets less liabilities	0.0 [3]	(0.2)	0.6
Total	100.0%	100.0%	100.0%

[1] The Master Fund is actively managed, and its weighted average maturity will differ over time.
[2] Weightings represent percentages of the Master Fund’s net assets as of the dates indicated. The Master Fund’s portfolio is actively managed, and its composition will vary over time.
[3] Represents less than 0.05% of net assets as of the date indicated.

An investment in Prime Master Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment so that the shares of each related feeder fund are at $1.00 per share, it is possible to lose money by investing in the Fund.

71

Treasury Master Fund

Portfolio characteristics at a glance (unaudited)

Characteristics	04/30/12	10/31/11	04/30/11
Weighted average maturity[1]	46 days	47 days	48 days
Net assets (bln)	$13.0	$12.6	$7.2

Portfolio composition[2]	04/30/12	10/31/11	04/30/11
Repurchase agreements	50.1%	53.5%	58.0%
US government obligations	49.8	48.3	34.6
Other assets less liabilities	0.1	(1.8)	7.4
Total	100.0%	100.0%	100.0%

[1] The Master Fund is actively managed, and its weighted average maturity will differ over time.
[2] Weightings represent percentages of the Master Fund’s net assets as of the dates indicated. The Master Fund’s portfolio is actively managed, and its composition will vary over time.

An investment in Treasury Master Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment so that the shares of each related feeder fund are at $1.00 per share, it is possible to lose money by investing in the Fund.

72

Tax-Free Master Fund

Portfolio characteristics at a glance (unaudited)

Characteristics	04/30/12	10/31/11	04/30/11
Weighted average maturity[1]	20 days	20 days	21 days
Net assets (bln)	$1.2	$1.3	$1.5

Portfolio composition[2]	04/30/12	10/31/11	04/30/11
Municipal bonds and notes	79.7%	86.9%	82.2%
Tax-exempt commercial paper	20.2	13.0	17.0
Other assets less liabilities	0.1	0.1	0.8
Total	100.0%	100.0%	100.0%

[1] The Master Fund is actively managed, and its weighted average maturity will differ over time.
[2] Weightings represent percentages of the Master Fund’s net assets as of the dates indicated. The Master Fund’s portfolio is actively managed, and its composition will vary over time.

An investment in Tax-Free Master Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment so that the shares of each related feeder fund are at $1.00 per share, it is possible to lose money by investing in the Fund.

73

Master Trust
Statement of operations

For the year ended April 30, 2012
Prime Master Fund
Investment income:
Interest	$57,585,823
Securities lending income
(includes $201 earned from an affiliated entity)	1,992
57,587,815
Expenses:
Investment advisory and administration fees	19,478,372
Trustees’ fees	119,959
Net expenses	19,598,331
Net investment income	37,989,484
Net realized gain	475,186
Net increase in net assets resulting from operations	$38,464,670

Treasury Master Fund
Investment income:
Interest	$8,820,240
Expenses:
Investment advisory and administration fees	11,609,868
Trustees’ fees	64,672
11,674,540
Fee waiver by advisor	(4,132,289)
Net expenses	7,542,251
Net investment income	1,277,989
Net realized gain	4,091
Net increase in net assets resulting from operations	$1,282,080

Tax-Free Master Fund
Investment income:
Interest	$2,154,698
Expenses:
Investment advisory and administration fees	1,309,777
Trustees’ fees	25,454
Interest expense	3,728
1,338,959
Fee waiver by advisor	(15,681)
Net expenses	1,323,278
Net investment income	831,420
Net realized gain	60,390
Net increase in net assets resulting from operations	$891,810

74	See accompanying notes to financial statements

Master Trust
Statement of changes in net assets

	For the years ended April 30,
	2012	2011
Prime Master Fund
From operations:
Net investment income	$37,989,484	$48,397,996
Net realized gain	475,186	97,704
Net increase in net assets resulting from operations	38,464,670	48,495,700
Net increase (decrease) in net assets from
beneficial interest transactions	(13,919,355,966)	6,929,088,964
Net increase (decrease) in net assets	(13,880,891,296)	6,977,584,664
Net assets:
Beginning of year	29,569,453,738	22,591,869,074
End of year	$15,688,562,442	$29,569,453,738

Treasury Master Fund
From operations:
Net investment income	$1,277,989	$7,040,471
Net realized gain	4,091	19,906
Net increase in net assets resulting from operations	1,282,080	7,060,377
Net increase (decrease) in net assets from
beneficial interest transactions	5,823,395,477	(122,879,014)
Net increase (decrease) in net assets	5,824,677,557	(115,818,637)
Net assets:
Beginning of year	7,219,706,181	7,335,524,818
End of year	$13,044,383,738	$7,219,706,181

Tax-Free Master Fund
From operations:
Net investment income	$831,420	$2,916,015
Net realized gain	60,390	6,398
Net increase in net assets resulting from operations	891,810	2,922,413
Net decrease in net assets from
beneficial interest transactions	(325,884,510)	(450,269,676)
Net decrease in net assets	(324,992,700)	(447,347,263)
Net assets:
Beginning of year	1,485,784,252	1,933,131,515
End of year	$1,160,791,552	$1,485,784,252

See accompanying notes to financial statements	75

Master Trust
Financial highlights

Selected financial data throughout each period is presented below.

Year ended April 30, 2012
Prime Master Fund
Ratios to average net assets:
Expenses before fee waivers by advisor	0.10%
Expenses after fee waivers by advisor	0.10%
Net investment income	0.19%
Supplemental data:
Net assets, end of period (000’s)	$15,688,562

Treasury Master Fund
Ratios to average net assets:
Expenses before fee waivers by advisor	0.10%
Expenses after fee waivers by advisor	0.06%
Net investment income	0.01%
Supplemental data:
Net assets, end of period (000’s)	$13,044,384

Tax-Free Master Fund
Ratios to average net assets:
Expenses before fee waivers by advisor	0.10%
Expenses after fee waivers by advisor	0.10%[2]
Net investment income	0.06%
Supplemental data:
Net assets, end of period (000’s)	$1,160,792

[1] Commencement of operations.
[2] Waiver by advisor represents less than 0.005%.
[3] Annualized.
[4] Amount represents less than 0.005%.

76	See accompanying notes to financial statements

Years ended April 30,			For the period August 28, 2007[1] to April 30, 2008
2011	2010	2009

0.10%	0.10%	0.10%	0.10%[3]
0.10%	0.10%[2]	0.10%	0.10%[3]
0.21%	0.25%	1.90%	4.28%[3]

$29,569,454	$22,591,869	$19,607,887	$13,948,101

0.10%	0.10%	0.10%	0.10%[3]
0.10%[2]	0.10%	0.10%[2]	0.10%[3]
0.09%	0.12%	0.77%	2.96%[3]

$7,219,706	$7,335,525	$10,699,897	$6,711,384

0.10%	0.10%	0.10%	0.10%[3]
0.10%	0.10%[2]	0.04%	0.00%[3,4]
0.18%	0.20%	1.42%	2.73%[3]

$1,485,784	$1,933,132	$2,770,040	$2,642,116

See accompanying notes to financial statements	77

Master Trust
Notes to financial statements

Organization and significant accounting policies
Prime Master Fund, Treasury Master Fund and Tax-Free Master Fund (each a “Master Fund”, collectively, the “Master Funds”) are each registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a diversified series of Master Trust, an open-end management investment company organized as a Delaware statutory trust on June 12, 2007.

Each Master Fund commenced operations on August 28, 2007. On August 28, 2007, the Prime Master Fund and Treasury Master Fund received substantially all of the net assets of UBS Select Prime Institutional Fund (then known as UBS Select Money Market Fund) and UBS Select Treasury Institutional Fund (then known as UBS Select Treasury Fund) (open-end registered investment companies affiliated with the Master Funds) in exchange for ownership interests in the respective Master Funds.

In the normal course of business the Master Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Master Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Funds that have not yet occurred. However, the Master Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Master Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Master Funds’ financial

78

Master Trust
Notes to financial statements

statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
Investments are valued at amortized cost unless Master Trust’s Board of Trustees (the “Master Board”) determines that this does not represent fair value. Periodic review and monitoring of the valuation of securities held by the Master Funds is performed in an effort to ensure that amortized cost approximates market value.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of Master Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of Master Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of each Master Fund’s Statement of net assets.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the

79

Master Trust
Notes to financial statements

sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosure about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosures are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Repurchase agreements
The Master Funds may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Master Funds maintain custody of the underlying obligations prior to their repurchase, either through their regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Master Funds and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of

80

Master Trust
Notes to financial statements

default of the obligation to repurchase, the Master Funds generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Master Funds may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Master Funds may participate in joint repurchase agreement transactions with other funds managed or advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Under certain circumstances, a Master Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Master Fund assessed a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income
Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Concentration of risk
The ability of the issuers of the debt securities held by the Master Funds to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

Investment advisor and administrator
The Master Board has approved an investment advisory and administration contract (“Management Contract”) with respect to each Master Fund under

81

Master Trust
Notes to financial statements

which UBS Global AM serves as investment advisor and administrator. In accordance with the Management Contract, each Master Fund pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

Average daily net assets	Annual rate
Up to $30 billion	0.1000%
In excess of $30 billion up to $40 billion	0.0975
In excess of $40 billion up to $50 billion	0.0950
In excess of $50 billion up to $60 billion	0.0925
Over $60 billion	0.0900

At April 30, 2012, Prime Master Fund, Treasury Master Fund and Tax-Free Master Fund owed UBS Global AM $1,317,553, $1,066,790 and $96,575, respectively, for investment advisory and administration fees. In exchange for these fees, UBS Global AM has agreed to bear all of the Master Funds’ expenses other than taxes, extraordinary costs and the cost of securities purchased and sold by the Master Funds, including any transaction costs. Although UBS Global AM is not obligated to pay the fees and expenses of the Master Funds’ independent trustees, it is contractually obligated to reduce its management fee in an amount equal to those fees and expenses. UBS Global AM estimates that these fees and expenses will be less than 0.01% of each Master Fund’s average daily net assets. At April 30, 2012, UBS Global AM owed $19,156, $13,435 and $4,780 for the independent trustees fees to Prime Master Fund, Treasury Master Fund and Tax-Free Master Fund, respectively. In addition, UBS Global AM has undertaken to waive fees in the event that the current Master Fund yields drop below a certain level. This additional undertaking is voluntary and not contractual and may be terminated at any time. At April 30, 2012, UBS Global AM owed Treasury Master Fund $35,973 for this additional fee waiver. For the year ended April 30, 2012, UBS Global AM voluntarily waived $4,132,289 and $15,681 for Treasury Master Fund and Tax-Free Master Fund, respectively.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Master Funds may conduct transactions, resulting in him being an interested trustee of the Master

82

Master Trust
Notes to financial statements

Funds. The Master Funds have been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended April 30, 2012, the Master Funds purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having aggregate values as follows:

Prime Master Fund	$29,131,539,354
Treasury Master Fund	25,429,109,694
Tax-Free Master Fund	644,721,000

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Master Fund’s investment manger, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending
Each Master Fund may lend securities up to 33⅓% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. A Master Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, a Master Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. A Master Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Master Funds’ lending agent. At April 30, 2012, the Master Funds did not have any securities on loan.

83

Master Trust
Notes to financial statements

Bank line of credit
Tax-Free Master Fund participates with other funds managed or advised by UBS Global AM in a $100 million credit facility with State Street Bank and Trust Company (“Committed Credit Facility”), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of interests of Tax-Free Master Fund at the request of the interest holders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, Tax-Free Master Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility, which fees are paid by UBS Global AM, not Tax-Free Master Fund, pursuant to the Management Contract. Tax-Free Master Fund borrows based upon prevailing rates in effect at the time of borrowing. For the year ended April 30, 2012, Tax-Free Master Fund had an average daily amount of outstanding borrowings of $19,665,346 for six days with a related weighted average annualized interest rate of 1.137%, which resulted in $3,728 of interest expense.

Beneficial interest transactions

	For the years ended April 30,
Prime Master Fund	2012	2011
Contributions	$45,655,074,151	$62,006,201,623
Withdrawals	(59,574,430,117)	(55,077,112,659)
Net increase (decrease) in beneficial interest	$(13,919,355,966)	$6,929,088,964

	For the years ended April 30,
Treasury Master Fund	2012	2011
Contributions	$27,556,159,797	$15,572,222,458
Withdrawals	(21,732,764,320)	(15,695,101,472)
Net increase (decrease) in beneficial interest	$5,823,395,477	$(122,879,014)

	For the years ended April 30,
Tax-Free Master Fund	2012	2011
Contributions	$1,077,234,035	$1,496,454,004
Withdrawals	(1,403,118,545)	(1,946,723,680)
Net decrease in beneficial interest	$(325,884,510)	$(450,269,676)

84

Master Trust
Notes to financial statements

Federal tax status
Each Master Fund is considered a non-publicly traded partnership for federal income tax purposes under the Internal Revenue Code; therefore, no federal tax provision is necessary. As such, each investor in a Master Fund is treated as owning its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Master Fund. UBS Global AM intends that each Master Fund’s assets, income and distributions will be managed in such a way that an investor in a Master Fund will be able to continue to qualify as a regulated investment company by investing its net assets through the Master Fund.

As of and during the year ended April 30, 2012, the Master Funds did not have any liabilities for any uncertain tax positions. The Master Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of operations. During the year ended April 30, 2012, the Master Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended April 30, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Master Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

85

Master Trust
Report of independent registered public
accounting firm

To the Interestholders and Board of Trustees of Master Trust

We have audited the accompanying statements of net assets of Master Trust (comprising, respectively, Prime Master Fund, Treasury Master Fund and Tax-Free Master Fund) (the “Trust”) as of April 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

86

Master Trust

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Master Trust at April 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with US generally accepted accounting principles.

New York, New York
June 26, 2012

87

Master Trust
General information (unaudited)

Monthly and quarterly portfolio holdings disclosure
The Master Funds will file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Master Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Master Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Master Funds upon request by calling 1-800-647 1568.

In addition, the Master Funds disclose, on a monthly basis: (a) a complete schedule of their portfolio holdings; and (b) information regarding their weighted average maturity and weighted average life on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Fund information appearing in filings with the SEC on Form N-MFP. A more limited portfolio holdings report for Prime Master Fund is available on a weekly basis at the Web address noted in the Fund’s offering documents.

Proxy voting policies, procedures and record
You may obtain a description of each Master Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Master Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Master Fund directly at 1-800-647 1568, online on UBS’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

88

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
Supplemental information (unaudited)

Board of Trustees & Officers
The Funds are governed by a Board of Trustees which oversees each Fund’s operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the trustees or for which a person served as an officer, and other directorships held by the trustees.

The Funds’ Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

89

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
Supplemental information (unaudited)

Interested Trustees

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Meyer Feldberg††; 70 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 1998

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

Barry Mandinach†††; 56 UBS Global Asset Management (US) Inc. 1285 Avenue of the Americas New York, NY 10019	Trustee	Since 2010

Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).

90

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
Supplemental information (unaudited)

Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Professor Feldberg is a director or trustee of 22 investment companies (consisting of 57 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

91

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
Supplemental information (unaudited)

Independent Trustees

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Richard Q. Armstrong; 77 c/o Keith A. Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Trustee and Chairman of the Board of Trustees	Since 1998 (Trustee) Since 2004 (Chairman of the Board of Trustees)

Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 until 1995).

Alan S. Bernikow; 71 207 Benedict Ave. Staten Island NY 10314	Trustee	Since 2005

Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 65 McLarty Associates 900 17th Street NW, 8th Floor Washington DC 20006	Trustee	Since 1998

Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since April 2007). He was chairman of IEP Advisors (international investments and consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

92

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
Supplemental information (unaudited)

Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Mr. Armstrong is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc.

93

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
Supplemental information (unaudited)

Independent Trustees (concluded)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Bernard H. Garil; 72 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Heather R. Higgins; 52 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable. She also serves on the board of the Hoover Institution (from 2001–2007 and since January 2009).

94

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
Supplemental information (unaudited)

Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Garil is also a director of OFI Trust Company (commercial trust company), the Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Ms. Higgins is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

95

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 46	Vice President and Assistant Secretary	Since 2005

Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM—Americas region. Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Rose Ann Bubloski*; 44	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since March 2012) (prior to which she was an associate director) and senior manager of the US mutual fund treasury administration department of UBS
Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM serves as investment advisor or manager.

96

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark E. Carver*; 48	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow*; 46	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of North American Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

97

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Michael J. Flook*; 47	Vice President and Assistant Treasurer	Since 2006

Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Elbridge T. Gerry III*; 55	Vice President	Since 1999

Mr. Gerry is a managing director—municipal fixed income of UBS Global AM—Americas region (since 2001). Mr. Gerry is a vice president of five investment companies (consisting of 21 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Erin O. Houston*; 35	Vice President	Since 2009	Ms. Houston is a director (since March 2012) (prior to which she was an associate director) (since 2009) and portfolio manager (since 2009) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Ms. Houston was with Western Investors (from 2005 to 2009) and Citigroup Asset Management (2005). Ms. Houston is a vice president of four investment companies (consisting of 20 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

98

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 54	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), assistant secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Joanne M. Kilkeary*; 44	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

99

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Tammie Lee*; 41	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM— Americas region serves as investment advisor or manager.

Joseph McGill*; 50	Vice President and Chief Compliance Officer	Since 2004

Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Ryan Nugent*; 34	Vice President	Since 2009	Mr. Nugent is a director (since March 2010) (prior to which he was an associate director) (since 2004) and portfolio manager (since 2005) of UBS Global AM—Americas region. Prior to that he was an assistant portfolio manager to the tax free money market funds (since 2002). Mr. Nugent is a vice president of four investment companies (consisting of 20 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

100

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy Osborn*; 46	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM— Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Robert Sabatino**; 38	Vice President	Since 2001	Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2009) and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of six investment companies (consisting of 37 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

101

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders*; 46	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM— Americas region serves as investment advisor or manager.

Andrew Shoup*; 55	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the global treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM— Americas region serves as investment advisor or manager.

102

UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 50	Vice President and Assistant Secretary	Since 1998

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM— Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†	Each trustee serves an indefinite term of office. Officers of the Fund are appointed by the trustees and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) because he is a senior advisor to Morgan Stanley, a financial services firm with which the Master Funds may conduct transactions.
†††	Mr. Mandinach is deemed an “interested person” of the Trust as defined in the 1940 Act because of his employment by UBS Global AM—Americas region.

103

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Trustees
Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach

Principal Officers
Mark E. Carver President Mark F. Kemper Vice President and Secretary Elbridge T. Gerry III Vice President Erin O. Houston Vice President	Thomas Disbrow Vice President and Treasurer Robert Sabatino Vice President Ryan Nugent Vice President

Administrator (and Manager for the Master Funds) UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

Principal Underwriter (for the feeder funds) UBS Global Asset Management (US) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Funds unless accompanied or preceded by an effective prospectus.

©UBS 2012. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

Money Market Funds

UBS Select Prime Investor Fund
UBS Select Treasury Investor Fund
UBS Select Tax-Free Investor Fund
Annual Report
April 30, 2012

UBS Select Prime Investor Fund
UBS Select Treasury Investor Fund
UBS Select Tax-Free Investor Fund

June 15, 2012

Dear shareholder,

We present you with the annual report for the UBS Select Investor Series of Funds, namely, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, and UBS Select Tax-Free Investor Fund (the “Funds”) for the 12 months ended April 30, 2012.

Performance
The seven-day current yields for the Funds (after fee waivers/expense reimbursements) were as follows:

  UBS Select Prime Investor Fund: 0.01% as of April 30, 2012, unchanged from April 30, 2011.

  UBS Select Treasury Investor Fund: 0.01% as of April 30, 2012, unchanged from April 30, 2011.

  UBS Select Tax-Free Investor Fund: 0.01% as of April 30, 2012, unchanged from April 30, 2011.

For detailed information on the Funds’ performance, refer to “Yields and characteristics at a glance” on pages 9 and 10.

UBS Select Prime Investor Fund

UBS Select Treasury Investor Fund

Investment goals (both Funds):
Maximum current income consistent with liquidity and capital preservation

Portfolio Manager:
Robert Sabatino
UBS Global Asset
Management (Americas) Inc.

Commencement:
UBS Select Prime Investor
Fund—August 1, 2008;
UBS Select Treasury Investor
Fund—September 18, 2008

Dividend payments:
Monthly

UBS Select Tax-Free Investor Fund Investment goal:
Maximum current income exempt from federal income tax consistent with liquidity and the preservation of capital

Portfolio Managers:
Elbridge T. Gerry III
Ryan Nugent
Erin O. Houston
UBS Global Asset
Management (Americas) Inc.

Commencement:
September 22, 2008

Dividend payments:
Monthly

1

UBS Select Prime Investor Fund
UBS Select Treasury Investor Fund
UBS Select Tax-Free Investor Fund

An interview with the Portfolio Managers
Q.	How would you describe the economic environment during the reporting period?
A.	Although the overall US economy continued to grow, elevated unemployment and ongoing strains in the housing market held back a more robust expansion. Looking back, the Commerce Department reported that gross domestic product (“GDP”) growth in the US was a tepid 1.3% during the second quarter of 2011, and then grew 1.8% and 3.0% over the third and fourth quarters, respectively. The Commerce Department’s most recent estimate for first quarter 2012 GDP, which was announced after the Funds’ fiscal period had ended, came in at 1.9%.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	In August 2011, the Fed, acknowledging that economic growth had been considerably slower than it expected, declared that it would keep the extremely low federal funds rate of between 0% and 0.25% on hold until at least through mid-2013. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) In January 2012, the Fed extended this period, noting that economic conditions warranted maintaining exceptionally low levels at least through late 2014.

Additionally, the Fed also announced its plan to purchase $400 billion of longer-term Treasury securities, and to sell an equal amount of shorter-term Treasury securities by June 2012. Dubbed “Operation Twist,” the Fed noted that its intention with this program was to “put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

Q.	Given that the Funds are “feeder funds,” how were the portfolios in which they invest managed during the reporting period?
A.	Each fund is a “feeder fund,” investing all of its assets in “Master Funds”—the Prime Master Fund, the Treasury Master Fund and the Tax-Free Master Fund, respectively. As always, quality and liquidity remained paramount in our management process for the Master Funds.

2

UBS Select Prime Investor Fund
UBS Select Treasury Investor Fund
UBS Select Tax-Free Investor Fund

  The weighted average maturity (“WAM”) for the Prime Master Fund in which UBS Select Prime Investor Fund invests was 51 days when the reporting period began. Over the period, we tactically adjusted the Master Fund’s WAM in response to Standard & Poor’s downgrade of US long-term debt and the ongoing European sovereign debt crisis. As of April 30, 2012, the Master Fund’s WAM was 50 days.

  At the issuer level, we maintained a high level of diversification,   investing in smaller positions with the goal of reducing risk and keeping the Fund highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Fund is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

  At the security level, we increased the Master Fund’s exposure to   certificates of deposit, US government and agency obligations, time deposits and short-term corporate obligations. In contrast, we decreased the Fund’s exposure to commercial paper, repurchase agreements and a US master note. (Repurchase agreements are transactions that require the seller of a security to buy it back at a predetermined time and price, or upon demand.)

  The WAM for the Master Fund in which UBS Select Treasury Investor Fund invests was 48 days when the reporting period began. Over the review period, the WAM was reduced; at period end on April 30, 2012, it was 46 days. At the security level, we increased the Master Fund’s exposure to US government obligations and reduced its exposure to repurchase agreements.

  The WAM for the Master Fund in which UBS Select Tax-Free Investor Fund invests was 21 days when the reporting period began. We tactically adjusted the Fund’s WAM based on market conditions and seasonality factors within the tax-exempt market. At the end of the reporting period, the Fund’s WAM was 20 days. Given the issues and volatility tied to the ongoing European sovereign debt crisis, we continued to emphasize high-quality US municipal issuers, and we pared the Fund’s indirect European exposure (e.g., exposure to municipal securities with guarantor features linked to major Eurozone banks). Our remaining European position is largely from indirect exposure to municipal security features linked to banks in the UK
3

UBS Select Prime Investor Fund
UBS Select Treasury Investor Fund
UBS Select Tax-Free Investor Fund

and Germany. Over the reporting period, we focused our purchases on high-quality municipal issuances of both state and local general obligation debt, as well as essential service revenue obligations. Within the commercial paper market, during the second half of the period we emphasized self liquidity issues (issues where the municipality provides its own liquidity rather than relying on a bank to provide the liquidity, should an investor wish to sell the security). This was done given uncertainties tied to certain financial institutions, as well as to increase the Fund’s diversification.

Q.	What factors do you believe will affect the Funds over the coming months?
A.	The US economy gained some momentum during the reporting period, as unemployment moved lower, and as data in the housing market and activity in the manufacturing sector—which experienced a soft patch in the summer of 2011—improved. In addition, consumer confidence generally rose, as did retail sales. We continue to feel that the US economy will see further expansion in 2012, although growth will likely be far from robust. In Europe, we believe the sovereign debt crisis will spur continued market volatility.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver	Elbridge T. Gerry III
President—UBS Money Series	Portfolio Manager—
UBS Select Prime Investor Fund	UBS Select Tax-Free Investor Fund
UBS Select Treasury Investor Fund	Managing Director
UBS Select Tax-Free Investor Fund	UBS Global Asset Management
Managing Director	(Americas) Inc.
UBS Global Asset Management
(Americas) Inc.

4

UBS Select Prime Investor Fund
UBS Select Treasury Investor Fund
UBS Select Tax-Free Investor Fund

Robert Sabatino	Ryan Nugent
Portfolio Manager—	Portfolio Manager—
UBS Select Prime Investor Fund	UBS Select Tax-Free Investor Fund
UBS Select Treasury Investor Fund	Director
Managing Director	UBS Global Asset Management
UBS Global Asset Management	(Americas) Inc.
(Americas) Inc.

Erin O. Houston
Portfolio Manager—
UBS Select Tax-Free Investor Fund
Director
UBS Global Asset Management
(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Funds performed during the 12 months ended April 30, 2012. The views and opinions in the letter were current as of June 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Funds’ future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

5

UBS Select Prime Investor Fund
UBS Select Treasury Investor Fund
UBS Select Tax-Free Investor Fund

Understanding your Fund’s expenses (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since each Fund is a “feeder fund” that invests in a corresponding “master fund,” the expense information below reflects the combined effect of the two levels of expenses and not just those imposed directly at the feeder fund level.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2011 to April 30, 2012.

Actual expenses
The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

6

UBS Select Prime Investor Fund
UBS Select Treasury Investor Fund
UBS Select Tax-Free Investor Fund

Understanding your Fund’s expenses (unaudited) (continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees. In addition, if those transactional costs were included, your costs for those other funds would have been higher.

7

UBS Select Prime Investor Fund
UBS Select Treasury Investor Fund
UBS Select Tax-Free Investor Fund

Understanding your Fund’s expenses1 (unaudited) (concluded)

UBS Select Prime Investor Fund

	Beginning account value November 1, 2011	Ending account value[2] April 30, 2012	Expenses paid during period[3] 11/01/11 to 04/30/12	Expense ratio during the period
Actual	$1,000.00	$1,000.10	$1.59	0.32%
Hypothetical
(5% annual
return before
expenses)	1,000.00	1,023.27	1.61	0.32

UBS Select Treasury Investor Fund

	Beginning account value November 1, 2011	Ending account value[2] April 30, 2012	Expenses paid during period[3] 11/01/11 to 4/30/12	Expense ratio during the period
Actual	$1,000.00	$1,000.10	$0.35	0.07%
Hypothetical
(5% annual
return before
expenses)	1,000.00	1,024.52	0.35	0.07

UBS Select Tax-Free Investor Fund

	Beginning account value November 1, 2011	Ending account value[2] April 30, 2012	Expenses paid during period[3] 11/01/11 to 4/30/12	Expense ratio during the period
Actual	$1,000.00	$1,000.10	$0.70	0.14%
Hypothetical
(5% annual
return before
expenses)	1,000.00	1,024.17	0.70	0.14

[1] The expenses for the Funds reflect the expenses of the corresponding master funds in which they invest in addition to their own direct expenses.
[2] “Actual — Ending account value” may not be reflective of a shareholder’s actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.
[3] Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

8

UBS Select Prime Investor Fund
UBS Select Treasury Investor Fund
UBS Select Tax-Free Investor Fund

Yields and characteristics at a glance (unaudited)

UBS Select Prime Investor Fund

Yields and characteristics	04/30/12	10/31/11	04/30/11
Seven-day current yield after fee waivers
and/or expense reimbursements[1]	0.01%	0.01%	0.01%
Seven-day effective yield after fee waivers
and/or expense reimbursements[1]	0.01	0.01	0.01
Seven-day current yield before fee waivers
and/or expense reimbursements[1]	(0.26)	(0.29)	(0.29)
Seven-day effective yield before fee waivers
and/or expense reimbursements[1]	(0.26)	(0.29)	(0.29)
Weighted average maturity[2]	50 days	43 days	51 days
Net assets (mm)	$358.0	$387.8	$475.0

UBS Select Treasury Investor Fund

Yields and characteristics	04/30/12	10/31/11	04/30/11
Seven-day current yield after fee waivers
and/or expense reimbursements[1]	0.01%	0.01%	0.01%
Seven-day effective yield after fee waivers
and/or expense reimbursements[1]	0.01	0.01	0.01
Seven-day current yield before fee waivers
and/or expense reimbursements[1]	(0.50)	(0.53)	(0.53)
Seven-day effective yield before fee waivers
and/or expense reimbursements[1]	(0.50)	(0.53)	(0.53)
Weighted average maturity[2]	46 days	47 days	48 days
Net assets (mm)	$340.6	$309.5	$123.9

[1] Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.
[2] Weighted average maturity provided is that of the related master fund, which is actively managed and its weighted average maturity will differ over time.

9

UBS Select Prime Investor Fund
UBS Select Treasury Investor Fund
UBS Select Tax-Free Investor Fund

Yields and characteristics at a glance (unaudited) (concluded)

UBS Select Tax-Free Investor Fund

Yields and characteristics	04/30/12	10/31/11	04/30/11
Seven-day current yield after fee waivers
and/or expense reimbursements[1]	0.01%	0.01%	0.01%
Seven-day effective yield after fee waivers
and/or expense reimbursements[1]	0.01	0.01	0.01
Seven-day current yield before fee waivers
and/or expense reimbursements[1]	(0.65)	(0.72)	(0.22)
Seven-day effective yield before fee waivers
and/or expense reimbursements[1]	(0.65)	(0.72)	(0.22)
Weighted average maturity[2]	20 days	20 days	21 days
Net assets (mm)	$26.5	$33.7	$41.9

1 Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2 Weighted average maturity provided is that of the related master fund, which is actively managed and its weighted average maturity will differ over time.

An investment in UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, and UBS Select Tax-Free Investor Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

10

UBS Select Prime Investor Fund
Statement of assets and liabilities—April 30, 2012

Assets:
Investment in Prime Master Fund (“Master”), at value
(cost—$358,068,282 which approximates cost
for federal income tax purposes)	$358,068,282
Other assets	5,017
Total assets	358,073,299
Liabilities:
Payable to affiliate	51,304
Dividends payable to shareholders	2,953
Accrued expenses and other liabilities	52,546
Total liabilities	106,803
Net assets:
Shares of beneficial interest—$0.001 par value per share,
unlimited amount authorized; 357,961,888 outstanding	357,961,888
Accumulated net realized gain	4,608
Net assets	$357,966,496
Net asset value per share	$1.00

See accompanying notes to financial statements	11

UBS Select Treasury Investor Fund
Statement of assets and liabilities—April 30, 2012

Assets:
Investment in Treasury Master Fund (“Master”), at value
(cost—$340,612,689 which approximates cost
for federal income tax purposes)	$340,612,689
Receivable from affiliate	14,663
Other assets	7,992
Total assets	340,635,344
Liabilities:
Dividends payable to shareholders	2,758
Accrued expenses and other liabilities	10,450
Total liabilities	13,208
Net assets:
Shares of beneficial interest—$0.001 par value per share,
unlimited amount authorized; 340,622,115 outstanding	340,622,115
Accumulated net realized gain	21
Net assets	$340,622,136
Net asset value per share	$1.00

12	See accompanying notes to financial statements

UBS Select Tax-Free Investor Fund
Statement of assets and liabilities—April 30, 2012

Assets:
Investment in Tax-Free Master Fund (“Master”), at value
(cost—$26,493,430 which approximates cost
for federal income tax purposes)	$26,493,430
Receivable from affiliate	6,821
Other assets	2,928
Total assets	26,503,179
Liabilities:
Dividends payable to shareholders	218
Accrued expenses and other liabilities	50,372
Total liabilities	50,590
Net assets:
Shares of beneficial interest—$0.001 par value per share,
unlimited amount authorized; 26,451,424 outstanding	26,451,424
Accumulated net realized gain	1,165
Net assets	$26,452,589
Net asset value per share	$1.00

See accompanying notes to financial statements	13

UBS Select Prime Investor Fund
Statement of operations

For the year ended April 30, 2012
Investment income:
Interest income allocated from Master	$1,187,211
Securities lending income allocated from Master	44
Expenses allocated from Master	(401,537)
Net investment income allocated from Master	785,718
Expenses:
Service and distribution fees	1,404,943
Administration fees	401,404
Professional fees	55,265
Transfer agency fees	48,121
Reports and notices to shareholders	31,465
Trustees’ fees	16,936
State registration fees	16,620
Accounting fees	12,000
Insurance fees	5,806
Other expenses	8,665
2,001,225
Fee waivers and/or expense reimbursements by administrator
and distributor	(1,255,758)
Net expenses	745,467
Net investment income	40,251
Net realized gain allocated from Master	10,830
Net increase in net assets resulting from operations	$51,081

14	See accompanying notes to financial statements

UBS Select Treasury Investor Fund
Statement of operations

For the year ended April 30, 2012
Investment income:
Interest income allocated from Master	$208,963
Expenses allocated from Master	(278,255)
Expense waiver allocated from Master	99,824
Net investment income allocated from Master	30,532
Expenses:
Service and distribution fees	973,850
Administration fees	278,241
Professional fees	55,079
Transfer agency fees	24,366
State registration fees	18,589
Trustees’ fees	16,462
Accounting fees	12,000
Reports and notices to shareholders	10,859
Insurance fees	2,530
Other expenses	9,896
1,401,872
Fee waivers and/or expense reimbursements by administrator
and distributor	(1,399,241)
Net expenses	2,631
Net investment income	27,901
Net realized gain allocated from Master	79
Net increase in net assets resulting from operations	$27,980

See accompanying notes to financial statements	15

UBS Select Tax-Free Investor Fund
Statement of operations

For the year ended April 30, 2012
Investment income:
Interest income allocated from Master	$54,632
Expenses allocated from Master	(33,877)
Expense waiver allocated from Master	400
Net investment income allocated from Master	21,155
Expenses:
Service and distribution fees	118,437
Professional fees	55,036
Administration fees	33,836
Trustees’ fees	15,308
State registration fees	14,131
Accounting fees	12,000
Reports and notices to shareholders	4,711
Transfer agency fees	3,960
Insurance fees	568
Other expenses	6,884
264,871
Fee waivers and/or expense reimbursements by administrator
and distributor	(247,113)
Net expenses	17,758
Net investment income	3,397
Net realized gain allocated from Master	1,453
Net increase in net assets resulting from operations	$4,850

16	See accompanying notes to financial statements

UBS Select Prime Investor Fund
Statement of changes in net assets

	For the years ended April 30,
	2012	2011
From operations:
Net investment income	$40,251	$54,159
Net realized gain	10,830	2,039
Net increase in net assets resulting
from operations	51,081	56,198
Dividends and distributions to shareholders from:
Net investment income	(40,251)	(54,159)
Net realized gains	(7,612)	(3,936)
Total dividends and distributions to shareholders	(47,863)	(58,095)
Net decrease in net assets from
beneficial interest transactions	(117,025,542)	(161,127,019)
Net decrease in net assets	(117,022,324)	(161,128,916)
Net assets:
Beginning of year	474,988,820	636,117,736
End of year	$357,966,496	$474,988,820
Accumulated undistributed net
investment income	$—	$—

See accompanying notes to financial statements	17

UBS Select Treasury Investor Fund
Statement of changes in net assets

	For the years ended April 30,
	2012	2011
From operations:
Net investment income	$27,901	$12,813
Net realized gain	79	307
Net increase in net assets resulting
from operations	27,980	13,120
Dividends and distributions to shareholders from:
Net investment income	(27,901)	(12,813)
Net realized gains	(585)	(366)
Total dividends and distributions to shareholders	(28,486)	(13,179)
Net increase in net assets from
beneficial interest transactions	216,698,134	4,908,823
Net increase in net assets	216,697,628	4,908,764
Net assets:
Beginning of year	123,924,508	119,015,744
End of year	$340,622,136	$123,924,508
Accumulated undistributed net
investment income	$—	$—

18	See accompanying notes to financial statements

UBS Select Tax-Free Investor Fund
Statement of changes in net assets

	For the years ended April 30,
	2012	2011
From operations:
Net investment income	$3,397	$5,410
Net realized gain	1,453	198
Net increase in net assets resulting
from operations	4,850	5,608
Dividends and distributions to shareholders from:
Net investment income	(3,397)	(5,410)
Net realized gains	(486)	(4,491)
Total dividends and distributions to shareholders	(3,883)	(9,901)
Net decrease in net assets from
beneficial interest transactions	(15,413,236)	(21,032,115)
Net decrease in net assets	(15,412,269)	(21,036,408)
Net assets:
Beginning of year	41,864,858	62,901,266
End of year	$26,452,589	$41,864,858
Accumulated undistributed net
investment income	$—	$—

See accompanying notes to financial statements	19

UBS Select Prime Investor Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Years ended April 30,			For the period August 1, 2008[1] to April 30, 2009
	2012	2011	2010
Net asset value,
beginning of period	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000 [2]	0.000 [2]	0.000 [2]	0.011
Dividends from net
investment income	(0.000)[2]	(0.000)[2]	(0.000)[2]	(0.011)
Distributions from net
realized gains	(0.000)[2]	(0.000)[2]	(0.000)[2]	—
Total dividends and
distributions	(0.000)[2]	(0.000)[2]	(0.000)[2]	(0.011)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00
Total investment return[3]	0.01%	0.01%	0.05%	1.08%
Ratios to average
net assets:
Expenses before fee
waivers and/or expense
reimbursements by
advisor/administrator and
distributor[4]	0.60%	0.59%	0.58%	0.60%[5]
Expenses after fee
waivers and/or expense
reimbursements by
advisor/administrator and
distributor[4]	0.29%	0.30%	0.34%	0.45%[5]
Net investment income[4]	0.01%	0.01%	0.05%	0.77%[5]
Supplemental data:
Net assets, end of period (000’s)	$357,966	$474,989	$636,118	$1,512,224

[1] Commencement of operations.
[2] Amount represents less than $0.0005 per share.

[3] Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

[4] Ratios include the Fund’s share of income and expenses allocated from the Master.
[5] Annualized.

20	See accompanying notes to financial statements

UBS Select Treasury Investor Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Years ended April 30,			For the period September 18, 2008[1] to April 30, 2009
	2012	2011	2010
Net asset value,
beginning of period	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000 [2]	0.000 [2]	0.000 [2]	0.001
Dividends from net
investment income	(0.000)[2]	(0.000)[2]	(0.000)[2]	(0.001)
Distributions from net
realized gains[2]	(0.000)	(0.000)	(0.000)	(0.000)
Total dividends and
distributions	(0.000)[2]	(0.000)[2]	(0.000)[2]	(0.001)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00
Total investment return[3]	0.01%	0.01%	0.01%	0.06%
Ratios to average
net assets:
Expenses before fee
waivers and/or expense
reimbursements by
advisor/administrator and
distributor[4]	0.60%	0.64%	0.64%	0.65%[5]
Expenses after fee
waivers and/or expense
reimbursements by
advisor/administrator and
distributor[4]	0.07%	0.18%	0.21%	0.40%[5]
Net investment income[4]	0.01%	0.01%	0.01%	0.06%[5]
Supplemental data:
Net assets, end of period (000’s)	$340,622	$123,925	$119,016	$191,772

[1] Commencement of operations.
[2] Amount represents less than $0.0005 per share.

[3] Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

[4] Ratios include the Fund’s share of income and expenses allocated from the Master.
[5] Annualized.

See accompanying notes to financial statements	21

UBS Select Tax-Free Investor Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Years ended April 30,			For the period September 22, 2008[1] to April 30, 2009
	2012	2011	2010
Net asset value,
beginning of period	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000 [2]	0.000 [2]	0.000 [2]	0.005
Dividends from net
investment income	(0.000)[2]	(0.000)[2]	(0.000)[2]	(0.005)
Distributions from net
realized gains	(0.000)[2]	(0.000)[2]	(0.000)[2]	—
Total dividends and
distributions	(0.000)[2]	(0.000)[2]	(0.000)[2]	(0.005)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00
Total investment return[3]	0.01%	0.02%	0.02%	0.46%
Ratios to average
net assets:
Expenses before fee
waivers and/or expense
reimbursements by
advisor/administrator and
distributor[4]	0.88%	0.74%	0.70%	0.72%[5]
Expenses after fee
waivers and/or expense
reimbursements by
advisor/administrator and
distributor[4]	0.15%	0.27%	0.28%	0.42%[5]
Net investment income[4]	0.01%	0.01%	0.01%	0.55%[5]
Supplemental data:
Net assets, end of period (000’s)	$26,453	$41,865	$62,901	$110,497

[1] Commencement of operations.
[2] Amount represents less than $0.0005 per share.

[3] Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.

[4] Ratios include the Fund’s share of income and expenses allocated from the Master.
[5] Annualized.

22	See accompanying notes to financial statements

UBS Select Prime Investor Fund
UBS Select Treasury Investor Fund
UBS Select Tax-Free Investor Fund
Notes to financial statements

Organization and significant accounting policies
UBS Select Prime Investor Fund (“Prime Investor Fund”), UBS Select Treasury Investor Fund (“Treasury Investor Fund”), and UBS Select Tax-Free Investor Fund (“Tax-Free Investor Fund”) (each a “Fund”, collectively, the “Funds”) are each registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of UBS Money Series (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on April 29, 1998. The Funds commenced operations on August 1, 2008, September 18, 2008, and September 22, 2008, respectively. The Trust is a series mutual fund with fourteen series. The financial statements for the other series of the Trust are not included herein.

Prime Investor Fund, Treasury Investor Fund, and Tax-Free Investor Fund are “feeder funds” that invest substantially all of their assets in “master funds”—Prime Master Fund, Treasury Master Fund and Tax-Free Master Fund, respectively (each a “Master Fund” and each a diversified series of Master Trust, an open-end investment company registered with the SEC under the 1940 Act). The feeder funds and their respective Master Funds have the same investment objectives. The performance of each Fund is directly affected by the performance of the corresponding Master Fund. The value of such investments reflects the Fund’s proportionate interest in the net assets of its corresponding Master Fund (2.28% for Prime Investor Fund, 2.61% for Treasury Investor Fund and 2.28% for Tax-Free Investor Fund at April 30, 2012). All of the net investment income and realized and unrealized gains and losses from investment activities of a Master Fund are allocated pro rata, based on respective ownership interests, among the corresponding Fund and other investors in the Master Fund (e.g., other feeder funds) at the time of such determination. The financial statements of the Master Funds, including the Statement of net assets, are included elsewhere in this report and should be read in connection with the Fund’s financial statements.

23

UBS Select Prime Investor Fund
UBS Select Treasury Investor Fund
UBS Select Tax-Free Investor Fund
Notes to financial statements

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

Each Fund attempts to maintain a stable net asset value of $1.00 per share; each Fund has adopted certain investment, portfolio valuation and dividend and distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share.

In the normal course of business the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Funds’ financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
Each Fund records its investment in its corresponding Master Fund at fair value. Securities held by the Master Funds are valued as indicated in the Master Funds’ Notes to financial statements, which are included elsewhere in this report.

24

UBS Select Prime Investor Fund
UBS Select Treasury Investor Fund
UBS Select Tax-Free Investor Fund
Notes to financial statements

Dividends and distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Master Funds to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

Administrator
UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) serves as administrator to each Fund pursuant to an Administration Agreement approved by the Trust’s board. In accordance with the Administration Agreement, each Fund pays UBS Global AM an administration fee, which is accrued daily and paid monthly, at the annual rate of 0.10% of each Fund’s average daily net assets. At April 30, 2012, Prime Investor Fund, Treasury Investor Fund and Tax-Free Investor Fund owed UBS Global AM $29,842, $27,826, and $2,223, respectively, for administrative services.

UBS Global AM is contractually obligated to waive all or a portion of its administration fees and/or to reimburse certain operating expenses so that the Funds’ total ordinary annual operating expenses through August 31, 2012 (excluding interest expense, if any, and extraordinary items) will not exceed 0.50%. At April 30, 2012, UBS Global AM owed Prime Investor Fund, Treasury Investor Fund and Tax-Free Investor Fund $28,652, $29,396 and $10,280 for fee waivers and/or expense reimbursements pursuant to this undertaking, respectively. For the year ended April 30, 2012, UBS Global AM was contractually obligated to waive $395,709, $189,091 and $129,540, respectively. Each Fund has

25

UBS Select Prime Investor Fund
UBS Select Treasury Investor Fund
UBS Select Tax-Free Investor Fund
Notes to financial statements

agreed to repay UBS Global AM for any such waived fees/reimbursed expenses to the extent that it can do so over the three fiscal years following such waived fees/reimbursed expenses, without causing each Fund’s expenses in any of those three years to exceed such expense cap.

At April 30, 2012, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires April 30, 2013	Expires April 30, 2014	Expires April 30, 2015
UBS Select Prime Investor Fund	$1,664,867	$761,190	$507,968	$395,709
UBS Select Treasury Investor Fund	578,545	207,424	182,030	189,091
UBS Select Tax-Free Investor Fund	425,183	168,041	127,602	129,540

Service and distribution plans
UBS Global Asset Management (US) Inc. (“UBS Global AM—US”) is the principal underwriter of the Funds’ shares. During the year ended April 30, 2012, the Funds each paid UBS Global AM—US monthly distribution (12b-1) and service fees at the annual rate of 0.25% and 0.10%, respectively, of their average daily net assets. At April 30, 2012, the Prime Investor Fund, Treasury Investor Fund and Tax-Free Investor Fund owed UBS Global AM—US $104,449, $97,392 and $7,782 for distribution and service fees, respectively. In addition to UBS Global AM’s fee waivers and/or expense reimbursements noted above, in connection with voluntary agreements with the financial intermediary(ies) that are selling fund shares, UBS Global AM—US has agreed to voluntarily waive fees and/or reimburse fund expenses so that total ordinary annual operating expenses do not exceed 0.45%. UBS Global AM and/or UBS Global AM—US has also undertaken to waive fees and/or reimburse expenses in the event that Fund yields drop below a certain level. These additional undertakings are voluntary and not contractual and may be terminated at any time. At April 30, 2012, UBS Global AM—US owed Prime Investor Fund, Treasury Investor Fund and Tax-Free Investor Fund $54,335, $110,485 and $6,546 for these

26

UBS Select Prime Investor Fund
UBS Select Treasury Investor Fund
UBS Select Tax-Free Investor Fund
Notes to financial statements

additional fee waivers and/or expense reimbursements, respectively. For the year ended April 30, 2012, voluntary additional waivers and/or reimbursement by UBS Global AM—US were as follows: Prime Investor Fund, $860,049; Treasury Investor Fund $1,210,150; and Tax-Free Investor Fund, $117,573. There is no guarantee that these additional voluntary amounts will continue to be waived and/or expenses reimbursed.

Shares of beneficial interest
There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the years ended April 30,
	2012	2011
Prime Investor Fund
Shares sold	490,899,207	634,953,502
Shares repurchased	(607,971,284)	(796,137,770)
Dividends reinvested	46,535	57,249
Net decrease in shares outstanding	(117,025,542)	(161,127,019)

	For the years ended April 30,
	2012	2011
Treasury Investor Fund
Shares sold	649,758,469	156,450,791
Shares repurchased	(433,085,512)	(151,554,052)
Dividends reinvested	25,177	12,084
Net increase in shares outstanding	216,698,134	4,908,823

	For the years ended April 30,
	2012	2011
Tax-Free Investor Fund
Shares sold	37,169,113	63,824,875
Shares repurchased	(52,586,187)	(84,866,739)
Dividends reinvested	3,838	9,749
Net decrease in shares outstanding	(15,413,236)	(21,032,115)

27

UBS Select Prime Investor Fund
UBS Select Treasury Investor Fund
UBS Select Tax-Free Investor Fund
Notes to financial statements

Federal tax status
Each Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of their net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by Prime Investor Fund and Treasury Investor Fund during the fiscal years ended April 30, 2012 and April 30, 2011, was ordinary income. The tax character of distributions paid to shareholders by Tax-Free Investor Fund during the fiscal years ended April 30, 2012 and April 30, 2011, was 87.48% and 54.65% tax-exempt income, 3.99% and 42.90% ordinary income, and 8.53% and 2.45% long-term capital gain, respectively.

At April 30, 2012, the components of accumulated earnings on a tax basis were (1) undistributed ordinary income of $7,561 for Prime Investor Fund, (2) undistributed ordinary income of $2,779 for Treasury Investor Fund, and (3) undistributed tax-exempt income of $218, undistributed ordinary income of $50, and undistributed long-term capital gains of $1,115 for Tax-Free Investor Fund.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

28

UBS Select Prime Investor Fund
UBS Select Treasury Investor Fund
UBS Select Tax-Free Investor Fund
Notes to financial statements

As of and during the year ended April 30, 2012, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of operations. During the year ended April 30, 2012, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended April 30, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

29

UBS Select Prime Investor Fund
UBS Select Treasury Investor Fund
UBS Select Tax-Free Investor Fund
Report of independent registered public
accounting firm

To the Shareholders and Board of Trustees of
UBS Select Prime Investor Fund,
UBS Select Treasury Investor Fund and
UBS Select Tax-Free Investor Fund

We have audited the accompanying statements of assets and liabilities of UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund and UBS Select Tax-Free Investor Fund (three of the series comprising UBS Money Series) (collectively, the “Funds”) as of April 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

30

UBS Select Prime Investor Fund
UBS Select Treasury Investor Fund
UBS Select Tax-Free Investor Fund

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund and UBS Select Tax-Free Investor Fund at April 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with US generally accepted accounting principles.

New York, New York
June 26, 2012

31

UBS Select Prime Investor Fund
UBS Select Treasury Investor Fund
UBS Select Tax-Free Investor Fund
General information (unaudited)

Monthly and quarterly portfolio holdings disclosure
The Funds and Master Funds will file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ and Master Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ and Master Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds and Master Funds upon request by calling 1-800-647 1568.

In addition, each Fund discloses, on a monthly basis: (a) a complete schedule of the related Master Fund’s portfolio holdings; and (b) information regarding each Master Fund’s weighted average maturity and weighted average life on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Fund information appearing in filings with the SEC on Form N-MFP. A more limited portfolio holdings report for Master Trust—Prime Master Fund (the master fund in which UBS Select Prime Investor Fund invests) is available on a weekly basis at the Web address noted in the Funds’ prospectus. Investors also may find additional information about the Funds at the above referenced UBS Web site internet address.

Proxy voting policies, procedures and record
You may obtain a description of each Fund’s (and corresponding Master Fund’s) (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a fund directly at 1-800-647 1568, online on UBS’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

32

UBS Select Prime Investor Fund
UBS Select Treasury Investor Fund
UBS Select Tax-Free Investor Fund
General information (unaudited)

Other tax information
Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, each Fund designates 100% of its “qualified short-term gains” (as defined in Section 871(k)(2)(D)) related to the distribution made in December 2011 as short-term capital gain dividends.

Treasury Investor Fund hereby designates 97.95% and 2.05% of the ordinary income dividends paid during the fiscal year ended April 30, 2012 as interest related dividends and qualified short-term gain dividends, respectively.

33

Prime Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
US government and agency obligations—19.58%
Federal Farm Credit Bank
0.200%, due 05/01/12[1]	$100,000,000	$99,994,414
0.250%, due 05/01/12[1]	80,000,000	80,012,230
0.270%, due 05/01/12[1]	50,000,000	50,002,821
0.240%, due 05/02/12[1]	56,750,000	56,758,593
0.250%, due 04/02/13	86,000,000	86,000,000
Federal Home Loan Bank
0.280%, due 05/01/12[1]	200,000,000	200,000,000
0.350%, due 05/01/12[1]	50,000,000	50,000,000
0.350%, due 05/01/12[1]	157,000,000	157,000,000
1.375%, due 06/08/12	127,840,000	127,986,999
0.330%, due 11/08/12	50,000,000	50,000,000
Federal Home Loan Mortgage Corp.*
0.350%, due 05/01/12[1]	122,000,000	122,034,255
0.191%, due 05/06/12[1]	265,000,000	264,891,152
Federal National Mortgage Association*
0.100%, due 10/15/12[2]	250,000,000	249,884,028
US Treasury Bills
0.150%, due 09/13/12[2]	240,000,000	239,865,000
US Treasury Notes
0.750%, due 05/31/12	118,000,000	118,051,819
1.375%, due 10/15/12	235,000,000	236,304,216
1.375%, due 11/15/12	125,000,000	125,811,286
0.625%, due 12/31/12	100,000,000	100,306,866
1.375%, due 01/15/13	500,000,000	504,161,697
0.625%, due 02/28/13	75,000,000	75,258,143
2.750%, due 02/28/13	75,000,000	76,599,686
Total US government and agency obligations (cost—$3,070,923,205)		3,070,923,205
Time deposit—1.86%
Banking-US—1.86%
Northern Trust Corp.
0.080%, due 05/01/12 (cost—$291,400,000)	291,400,000	291,400,000

34

Prime Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Certificates of deposit—27.97%
Banking-non-US—27.97%
Bank of Montreal
0.140%, due 05/03/12	$350,000,000	$350,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.360%, due 07/10/12	250,000,000	250,000,000
0.380%, due 07/25/12	42,000,000	42,001,977
0.380%, due 07/30/12	40,000,000	40,001,995
BNP Paribas SA
0.200%, due 05/01/12	100,000,000	100,000,000
0.530%, due 05/01/12	300,000,000	300,000,000
Deutsche Bank AG
0.450%, due 07/30/12	300,000,000	300,000,000
DNB Bank ASA
0.140%, due 05/02/12	200,000,000	200,000,000
DNB NOR AB
0.270%, due 05/29/12	250,000,000	250,000,000
Mizuho Corporate Bank Ltd.
0.170%, due 05/02/12	150,000,000	150,000,000
0.170%, due 05/10/12	250,000,000	250,000,000
0.170%, due 05/30/12	50,000,000	50,000,000
National Australia Bank Ltd.
0.291%, due 05/09/12[1]	200,000,000	200,000,000
Natixis
0.570%, due 05/02/12	175,000,000	175,000,000
Nordea Bank Finland
0.400%, due 06/12/12	165,000,000	165,000,000
0.400%, due 06/12/12	85,000,000	85,000,000
Oversea-Chinese Banking Corp., Ltd.
0.250%, due 07/23/12	126,000,000	126,000,000
Skandinaviska Enskilda Banken AB
0.140%, due 05/07/12	125,000,000	124,999,893
0.470%, due 07/25/12	175,000,000	175,000,000
Societe Generale
0.270%, due 05/01/12	100,000,000	100,000,000
0.400%, due 05/01/12	110,000,000	110,000,000
0.500%, due 06/01/12	250,000,000	250,000,000

35

Prime Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
Sumitomo Mitsui Banking Corp.
0.350%, due 07/19/12	$145,000,000	$145,000,000
Toronto-Dominion Bank
0.542%, due 05/02/12[1]	150,000,000	150,000,000
0.210%, due 05/08/12	300,000,000	300,000,000
Total certificates of deposit (cost—$4,388,003,865)		4,388,003,865
Commercial paper[2]—35.46%
Asset backed-banking US—1.11%
Atlantis One Funding
0.220%, due 06/04/12	175,000,000	174,963,639
Asset backed-miscellaneous—11.50%
Atlantic Asset Securitization LLC
0.420%, due 05/01/12	150,000,000	150,000,000
0.500%, due 06/01/12	250,000,000	249,892,361
Barton Capital LLC
0.230%, due 05/02/12	330,000,000	329,997,892
FCAR Owner Trust
0.290%, due 07/13/12	95,000,000	94,944,135
LMA Americas LLC
0.450%, due 05/11/12	60,000,000	59,992,500
0.600%, due 06/01/12	275,000,000	274,857,917
Regency Markets No. 1 LLC
0.200%, due 05/17/12	130,000,000	129,988,444
0.200%, due 05/21/12	106,500,000	106,488,167
Thames Asset Global Securitization No. 1
0.350%, due 05/10/12	182,911,000	182,894,995
0.340%, due 05/11/12	125,000,000	124,988,194
Victory Receivables Corp.
0.180%, due 05/21/12	100,030,000	100,019,997
		1,804,064,602

36

Prime Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Commercial paper[2]—(continued)
Asset backed-securities—3.42%
Argento Variable Funding Co. LLC
0.230%, due 05/14/12	$50,000,000	$49,995,847
Cancara Asset Securitisation LLC
0.270%, due 05/02/12	136,000,000	135,998,980
0.270%, due 05/10/12	50,000,000	49,996,625
0.230%, due 05/14/12	100,000,000	99,991,695
0.250%, due 05/14/12	200,000,000	199,981,944
		535,965,091
Banking-non-US—13.06%
Australia & New Zealand Banking Group Ltd.
0.550%, due 07/13/12	200,000,000	199,776,944
0.550%, due 07/18/12	121,000,000	120,855,808
Commonwealth Bank of Australia
0.513%, due 05/21/12[1,3]	270,000,000	270,000,000
0.180%, due 06/08/12	60,000,000	59,988,600
0.770%, due 01/11/13	165,000,000	164,100,063
Credit Suisse
0.290%, due 07/10/12	100,000,000	99,943,611
Oversea-Chinese Banking Corp., Ltd.
0.250%, due 06/29/12	200,000,000	199,918,056
Skandinaviska Enskilda Banken AB
0.495%, due 07/09/12	150,000,000	149,857,687
Sumitomo Mitsui Banking Corp.
0.350%, due 07/20/12	175,000,000	174,863,889
0.350%, due 07/25/12	160,000,000	159,867,778
Svenska Handelsbanken
0.420%, due 05/17/12	150,000,000	149,972,000
Westpac Securities NZ Ltd.
0.390%, due 05/17/12[1,3]	125,000,000	125,000,000
0.768%, due 07/06/12[1]	175,000,000	175,000,000
		2,049,144,436

37

Prime Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Commercial paper[2]—(concluded)
Banking-US—4.78%
ABN Amro Funding USA LLC
0.430%, due 06/13/12	$100,000,000	$99,948,639
0.410%, due 06/18/12	200,000,000	199,890,666
ING (US) Funding LLC
0.460%, due 05/24/12	250,000,000	249,926,528
0.390%, due 06/27/12	200,000,000	199,876,500
		749,642,333
Finance-noncaptive diversified—1.59%
General Electric Capital Corp.
0.370%, due 07/09/12	250,000,000	249,822,709
Total commercial paper (cost—$5,563,602,810)		5,563,602,810
Short-term corporate obligations—2.98%
Banking-non-US—2.18%
Svenska Handelsbanken
0.515%, due 06/08/12[1,3]	203,000,000	203,000,000
Westpac Securities NZ Ltd.
0.411%, due 05/04/12[1,3]	140,000,000	140,000,000
		343,000,000
Banking-US—0.80%
JPMorgan Chase Bank N.A.
0.505%, due 06/11/12[1]	125,000,000	125,000,000
Total short-term corporate obligations (cost—$468,000,000)		468,000,000
Repurchase agreements—12.11%
Repurchase agreements dated 04/30/12 with Bank
of America Securities, 0.170% due 05/01/12,
collateralized by $419,215,000 Federal Home
Loan Bank obligations, 0.190% to 2.375% due
02/28/13 to 03/14/14, $160,201,000 Federal
Home Loan Mortgage Corp. obligations, zero
coupon due 07/30/12, $198,522,700 US
Treasury Notes, 0.875% due 02/28/17 and
$259,504,200 US Treasury Bills, zero coupon
due 10/11/12; (value—$1,045,500,249);
proceeds: $1,025,004,840	1,025,000,000	1,025,000,000

38

Prime Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 04/30/12 with Barclays
Capital, Inc., 0.410% due 05/01/12, collateralized
by $48,442,523 various common stocks;
(value—$267,500,012); proceeds: $250,002,847	$250,000,000	$250,000,000
Repurchase agreement dated 04/30/12 with
Barclays Capital, Inc., 0.460% due 05/01/12,
collateralized by $35,554,555 various common
stocks, preferred stocks and warrants;
(value—$517,486,085); proceeds: $475,006,069	475,000,000	475,000,000
Repurchase agreement dated 04/30/12 with Deutsche
Bank Securities, Inc., 0.200% due 05/01/12,
collateralized by $153,002,000 Federal Home
Loan Bank obligations, zero coupon due
05/10/12; (value—$153,000,470); proceeds:
$150,000,833	150,000,000	150,000,000
Repurchase agreement dated 04/30/12 with State
Street Bank & Trust Co., 0.010% due 05/01/12,
collateralized by $10,000 US Treasury Notes,
0.180% due 04/04/13; (value—$9,985);
proceeds: $8,000	8,000	8,000
Total repurchase agreements (cost—$1,900,008,000)		1,900,008,000
Total investments (cost—$15,681,937,880
which approximates cost for federal income
tax purposes)—99.96%		15,681,937,880
Other assets in excess of liabilities—0.04%		6,624,562
Net assets—100.00%		$15,688,562,442

39

Prime Master Fund
Statement of net assets—April 30, 2012

Affiliated issuer activity

The table below details the Fund’s transaction activity in an affiliated issuer during the year ended April 30, 2012. The advisor earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 04/30/11	Purchases during the year ended 04/30/12	Sales during the year ended 04/30/12	Value at 04/30/12	Net income earned from affiliate for the year ended 04/30/12
UBS Private Money
Market Fund LLC	$—	$136,893,750	$136,893,750	$—	$201

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the Fund’s investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and
agency obligations	$—	$3,070,923,205	$—	$3,070,923,205
Time deposit	—	291,400,000	—	291,400,000
Certificates of
deposit	—	4,388,003,865	—	4,388,003,865
Commercial paper	—	5,563,602,810	—	5,563,602,810
Short-term
corporate
obligations	—	468,000,000	—	468,000,000
Repurchase
agreements	—	1,900,008,000	—	1,900,008,000
Total	$—	$15,681,937,880	$—	$15,681,937,880

40

Prime Master Fund
Statement of net assets—April 30, 2012

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	56.8%
Australia	9.3
Japan	8.0
France	6.6
Canada	5.1
Sweden	5.1
Norway	2.9
Singapore	2.1
Germany	1.9
Finland	1.6
Switzerland	0.6
Total	100.0%

Portfolio footnotes

* On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[1] Variable or floating rate security. The interest rate shown is the current rate as of April 30, 2012 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.
[2] Rates shown are the discount rates at date of purchase.
[3] Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 4.70% of net assets as of April 30, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements	41

Treasury Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
US government obligations—49.78%
US Treasury Bills
0.135%, due 05/03/12[1]	$700,000,000	$699,997,146
0.102%, due 05/17/12[1]	250,000,000	249,988,667
0.113%, due 05/17/12[1]	500,000,000	499,974,222
0.082%, due 05/24/12[1]	250,000,000	249,986,823
0.070%, due 05/31/12[1]	150,000,000	149,991,250
0.033%, due 06/14/12[1]	150,000,000	149,994,042
0.100%, due 06/14/12[1]	150,000,000	149,981,667
0.125%, due 08/09/12[1]	190,000,000	189,934,028
0.140%, due 08/30/12[1]	200,000,000	199,905,889
0.150%, due 09/13/12[1]	250,000,000	249,859,375
0.147%, due 09/20/12[1]	375,000,000	374,781,872
US Treasury Notes
1.375%, due 05/15/12	166,000,000	166,084,696
1.875%, due 06/15/12	900,000,000	901,983,769
1.500%, due 07/15/12	305,000,000	305,874,598
0.625%, due 07/31/12	80,000,000	80,102,648
4.625%, due 07/31/12	55,000,000	55,620,273
1.750%, due 08/15/12	150,000,000	150,709,821
0.375%, due 08/31/12	340,000,000	340,275,090
4.125%, due 08/31/12	150,000,000	152,010,688
1.375%, due 09/15/12	150,000,000	150,714,711
3.875%, due 10/31/12	150,000,000	152,773,987
1.375%, due 11/15/12	360,000,000	362,330,709
1.375%, due 02/15/13	345,000,000	348,223,889
0.625%, due 02/28/13	60,000,000	60,206,514
2.750%, due 02/28/13	100,000,000	102,132,915
Total US government obligations (cost—$6,493,439,289)		6,493,439,289

42

Treasury Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Repurchase agreements—50.11%
Repurchase agreement dated 04/30/12
with Bank of America Securities,
0.170% due 05/01/12, collateralized
by $1,927,044,300 US Treasury Notes,
0.500% to 3.500% due 10/15/13
to 11/15/21; (value—$2,040,000,026);
proceeds: $2,000,009,444	$2,000,000,000	$2,000,000,000
Repurchase agreement dated 04/24/12
with Barclays Capital, Inc., 0.100%
due 05/01/12, collateralized by
$466,861,100 US Treasury Notes,
0.625% to 3.250% due 07/15/14
to 03/31/19; (value—$510,000,053);
proceeds: $500,009,722	500,000,000	500,000,000
Repurchase agreement dated 04/25/12
with Barclays Capital, Inc., 0.150%
due 05/02/12, collateralized by
$149,961,500 US Treasury Inflation
Index Notes, 1.125% to 2.000%
due 07/15/14 to 01/15/21 and
$293,599,500 US Treasury Notes,
1.500% to 3.250% due 05/31/16
to 03/31/19; (value—$510,000,054);
proceeds: $500,014,583	500,000,000	500,000,000
Repurchase agreement dated 04/30/12
with Barclays Capital, Inc., 0.180%
due 05/01/12, collateralized by
$260,655,200 US Treasury Notes,
0.500% to 2.625% due 10/15/14
to 12/31/14; (value—$265,200,005);
proceeds: $260,001,300	260,000,000	260,000,000
Repurchase agreement dated 04/30/12
with BNP Paribas Securities Corp. 0.180%
due 05/01/12, collateralized by
$66,735,100 US Treasury Bills, zero
coupon due 08/09/12 to 10/25/12 and
$185,995,500 US Treasury Notes, 1.375%
due 01/15/13; (value—$255,000,068);
proceeds: $250,001,250	250,000,000	250,000,000

43

Treasury Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 04/30/12
with Deutsche Bank, 0.190% due
05/01/12, collateralized by $84,451,000
US Treasury Bills, zero coupon due
10/11/12, $56,148,000 US Treasury
Bonds, 6.000% due 02/15/26 and
$1,031,945,808 US Treasury Notes,
0.250% to 4.625% due 01/31/13 to
08/15/21; (value—$1,250,826,037);
proceeds: $1,226,306,472	$1,226,300,000	$1,226,300,000
Repurchase agreement dated 04/25/12
with Goldman Sachs & Co., 0.080%
due 05/02/12, collateralized by
$434,362,800 US Treasury Inflation Index
Notes, 0.125% to 2.000% due 01/15/16
to 04/15/16; (value—$510,000,107);
proceeds: $500,007,778	500,000,000	500,000,000
Repurchase agreement dated 04/30/12
with Goldman Sachs & Co., 0.100%
due 05/01/12, collateralized by
$434,388,400 US Treasury Inflation
Index Bonds, 3.875% due 04/15/29 and
$289,484,100 US Treasury Inflation Index
Notes, 0.500% to 2.000% due 04/15/15
to 01/15/16; (value—$1,326,000,110);
proceeds: $1,300,003,611	1,300,000,000	1,300,000,000
Repurchase agreement dated 04/30/12
with State Street Bank & Trust Co.,
0.010% due 05/01/12, collateralized
by $200,000 US Treasury Notes, 1.500%
due 07/31/13; (value—$207,711);
proceeds: $202,000	202,000	202,000
Total repurchase agreements (cost—$6,536,502,000)		6,536,502,000
Total investments (cost—$13,029,941,289
which approximates cost for federal income
tax purposes)—99.89%		13,029,941,289
Other assets in excess of liabilities—0.11%		14,442,449
Net assets—100.00%		$13,044,383,738

44

Treasury Master Fund
Statement of net assets—April 30, 2012

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the Fund’s investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government
obligations	$—	$6,493,439,289	$—	$6,493,439,289
Repurchase
agreements	—	6,536,502,000	—	6,536,502,000
Total	$—	$13,029,941,289	$—	$13,029,941,289

Portfolio footnotes

1 Rates shown are the discount rates at date of purchase.

See accompanying notes to financial statements	45

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—79.70%
Alabama—0.84%
Birmingham Special Care Facilities Financing
Authority Revenues Refunding
(Methodist Home Aging),
0.250%, VRD	$5,230,000	$5,230,000
Mobile County Industrial Development
Authority Pollution Control Revenue
Refunding (ExxonMobil Project),
0.210%, VRD	4,525,000	4,525,000
		9,755,000
Alaska—3.59%
Anchorage Tax Anticipation Notes,
2.000%, due 08/31/12	20,000,000	20,125,846
Valdez Marine Terminal Revenue Refunding
(Exxon Pipeline Co. Project),
0.200%, VRD	2,670,000	2,670,000
Series A,
0.210%, VRD	18,855,000	18,855,000
		41,650,846
Arizona—0.72%
AK-Chin Indian Community Revenue,
0.280%, VRD	4,300,000	4,300,000
Pima County Industrial Development
Authority Industrial Revenue
(Tucson Electric Power Co.-Irvington Project),
0.250%, VRD	300,000	300,000
Salt River Project Agricultural Improvement &
Power District Electric Systems Revenue
(Barclays Capital Municipal Trust Receipts,
Series 9W),
0.270%, VRD[1,2]	3,750,000	3,750,000
		8,350,000
California—3.48%
California Health Facilities Financing Authority
Revenue (Adventist Health Systems), Series A,
0.220%, VRD	5,200,000	5,200,000

46

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
California—(concluded)
California Infrastructure & Economic Development
Bank Revenue (Jewish Community Center),
Series A,
0.280%, VRD	$2,700,000	$2,700,000
California State Economic Recovery, Series C-5,
0.250%, VRD	3,400,000	3,400,000
San Diego County & School District Note
Participations Tax & Revenue Anticipation
Notes, Series A,
2.000%, due 06/29/12	3,000,000	3,008,388
San Diego County Certificates of Participation
(San Diego Foundation),
0.230%, VRD	2,000,000	2,000,000
Sonoma-Marin Area Rail Transportation
District, Measure Q Sales Tax Revenue
(Sales & Use Tax), Series A
(Mandatory Put 01/10/13 @ 100),
1.000%, due 01/10/13	4,000,000	4,005,933
Ventura County Tax & Revenue
Anticipation Notes,
2.250%, due 06/29/12	20,000,000	20,063,474
		40,377,795
Colorado—3.64%
Aurora Water Improvement Revenue (JP Morgan
PUTTERs, Series 2010) (AMBAC Insured),
0.270%, VRD[1,2]	11,990,000	11,990,000
Colorado Educational & Cultural Facilities
Authority Revenue (National Jewish
Federation Board Program), Series C-6,
0.240%, VRD	3,380,000	3,380,000
Colorado State Education Loan Program Tax And
Revenue Anticipation Notes,
2.000%, due 06/29/12	4,775,000	4,789,117
Colorado State Education Loan Program, Series A,
2.000%, due 06/29/12	5,000,000	5,015,049

47

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Colorado—(concluded)
Denver City & County Certificates of
Participation Refunding,
Series A2,
0.240%, VRD	$6,865,000	$6,865,000
Series A3,
0.240%, VRD	10,230,000	10,230,000
		42,269,166
Connecticut—1.18%
Connecticut Health & Educational Facilities
Authority Revenue (Yale University), Series Y-2,
0.220%, VRD	3,000,000	3,000,000
Connecticut State (JP Morgan PUTTERs,
Series 1170) (FGIC Insured),
0.270%, VRD[1,2]	10,735,000	10,735,000
		13,735,000
District of Columbia—0.34%
District of Columbia Revenue (German Marshall
Fund of the United States),
0.250%, VRD	4,000,000	4,000,000
Florida—1.81%
Florida State Board of Education (Public Education
Capital Outlay Bonds), Series H (AGM Insured)
5.250%, due 06/01/12	3,000,000	3,013,129
Gainesville Utilities System Revenue, Series A,
0.250%, VRD	2,485,000	2,485,000
Hillsborough County School Board Certificates of
Participation (Master Lease Program),
Series C (NATL-RE Insured),
0.280%, VRD	6,600,000	6,600,000
Jacksonville Health Facilities Authority Hospital
Revenue Refunding (Baptist), Series D,
0.280%, VRD	2,925,000	2,925,000
Orlando & Orange County Expressway
Authority Revenue Refunding,
Series C-4 (AGM Insured),
0.220%, VRD	6,000,000	6,000,000
		21,023,129

48

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Georgia—2.97%
Cobb County Tax Anticipation Notes,
1.500%, due 11/30/12	$10,000,000	$10,077,996
Forsyth County Water & Sewer Authority
Revenue (JP Morgan PUTTERs,
Series 2253) (AGM Insured),
0.290%, VRD[1,2]	4,750,000	4,750,000
Georgia State, Series G,
5.000%, due 12/01/12	4,000,000	4,114,247
Metropolitan Atlanta Rapid Transit Authority
Sales Tax Revenue, Series B,
0.240%, VRD	2,400,000	2,400,000
Private Colleges & Universities Authority
Revenue (Emory University), Series B-1,
0.210%, VRD	1,300,000	1,300,000
Private Colleges & Universities Authority Revenue
Refunding (Mercer University), Series C,
0.260%, VRD	8,415,000	8,415,000
Thomasville Hospital Authority Revenue
Anticipation Certificates (John Archbold),
Series B,
0.250%, VRD	3,395,000	3,395,000
		34,452,243
Idaho—0.43%
Idaho Tax Anticipation Notes,
2.000%, due 06/29/12	5,000,000	5,013,980
Illinois—3.76%
Chicago Board of Education Refunding
(Dedicated Revenues), Series A-2,
0.240%, VRD	5,900,000	5,900,000
Chicago (Neighborhoods Alive 21), Series B,
0.260%, VRD	10,900,000	10,900,000
City of Chicago,
Series D-1,
0.230%, VRD	5,000,000	5,000,000
Series D-2,
0.230%, VRD	5,000,000	5,000,000

49

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(concluded)
Chicago Sales Tax Revenue Refunding,
0.270%, VRD	$7,660,000	$7,660,000
Illinois Development Finance Authority Revenue
(Chicago Symphony Orchestra),
0.240%, VRD	4,700,000	4,700,000
Quad Cities Regional Economic Development
Authority Revenue (Two Rivers YMCA Project),
0.280%, VRD	4,460,000	4,460,000
		43,620,000
Indiana—3.75%
Indiana Development Finance Authority Revenue
(Educational Facilities-Culver Educational),
0.260%, VRD	5,000,000	5,000,000
Indiana Finance Authority Environmental Revenue
Refunding (Duke Energy Industrial Project),
Series A-5,
0.240%, VRD	3,000,000	3,000,000
Indiana Finance Authority Environmental
Revenue Refunding (Duke Energy, Inc.
Project), Series A-4,
0.260%, VRD	22,700,000	22,700,000
Indiana Municipal Power Agency Power Supply
Systems Revenue Refunding, Series A,
0.250%, VRD	4,440,000	4,440,000
Marshall County Economic Development Revenue
(Culver Educational Foundation Project),
0.260%, VRD	8,400,000	8,400,000
		43,540,000
Iowa—0.23%
Iowa Finance Authority Private College Revenue
Facilities (Morningside College Project),
0.280%, VRD	2,695,000	2,695,000
Kentucky—2.63%
Breckinridge County Lease Program Revenue
(Kentucky Association Leasing Trust), Series A,
0.240%, VRD	8,845,000	8,845,000

50

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Kentucky—(concluded)
Christian County Association of County’s Leasing
Trust Lease Program, Series A,
0.240%, VRD	$3,010,000	$3,010,000
Shelby County Lease Revenue, Series A,
0.240%, VRD	7,925,000	7,925,000
Trimble County Association of Counties Leasing
Trust Lease Program Revenue, Series A,
0.240%, VRD	6,380,000	6,380,000
Williamstown League of Cities Funding
Trust Lease Revenue, Series A,
0.240%, VRD	4,350,000	4,350,000
		30,510,000
Louisiana—0.33%
East Baton Rouge Parish Industrial Development
Board, Inc. Revenue (ExxonMobil Project),
Series A,
0.200%, VRD	3,800,000	3,800,000
Maryland—1.65%
Washington Suburban Sanitation District Bond
Anticipation Notes,
Series A,
0.330%, VRD	11,515,000	11,515,000
Series A-7,
0.330%, VRD	2,950,000	2,950,000
Series A-9,
0.320%, VRD	4,650,000	4,650,000
		19,115,000
Massachusetts—2.58%
Massachusetts Development Finance Agency
Revenue (Boston University), Series U-6E,
0.210%, VRD	2,800,000	2,800,000

51

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Massachusetts—(concluded)
Massachusetts Development Finance
Agency Revenue Refunding
(Higher Education-Smith College),
0.220%, VRD	$3,492,000	$3,492,000
Massachusetts Health & Educational
Facilities Authority Revenue
(Citigroup ROCS RR-II-R-11585),
0.250%, VRD[1,2]	10,000,000	10,000,000
Massachusetts Health & Educational
Facilities Authority Revenue
(Henry Heywood), Series C,
0.250%, VRD	2,890,000	2,890,000
Massachusetts Health & Educational
Facilities Authority Revenue
(Pooled Loan Program), Series N,
0.250%, VRD	5,270,000	5,270,000
University of Massachusetts Building
Authority Revenue Refunding, Series 1,
0.200%, VRD	5,450,000	5,450,000
		29,902,000
Michigan—3.76%
Green Lake Township Economic
Development Corp. Revenue Refunding
(Interlochen Center Project),
0.240%, VRD	3,900,000	3,900,000
University of Michigan Refunding (Hospital),
Series A-2,
0.250%, VRD	9,000,000	9,000,000
University of Michigan Refunding
(Medical Service Plan), Series A-1,
0.250%, VRD	17,680,000	17,680,000
University of Michigan Revenues (Hospital),
Series A,
0.250%, VRD	13,035,000	13,035,000
		43,615,000

52

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Minnesota—0.45%
Rochester Health Care Facilities Revenue
(Mayo Clinic), Series B,
0.200%, VRD	$5,200,000	$5,200,000
Mississippi—2.33%
Mississippi Business Finance
Commission Gulf Opportunity Zone
(Chevron USA, Inc. Project), Series D,
0.240%, VRD	14,000,000	14,000,000
Series E,
0.220%, VRD	7,300,000	7,300,000
Series I,
0.230%, VRD	1,000,000	1,000,000
Series K,
0.250%, VRD	3,000,000	3,000,000
Series L,
0.240%, VRD	1,800,000	1,800,000
		27,100,000
Missouri—2.47%
Missouri Health & Educational Facilities Authority
Educational Facilities Revenue
(Washington University), Series C,
0.250%, VRD	3,200,000	3,200,000
Missouri State Health & Educational Facilities
Authority (SSM Health Care), Series E,
0.220%, VRD	11,210,000	11,210,000
Missouri State Health & Educational Facilities
Authority Educational Facilities Revenue
(De Smet Jesuit High School),
0.280%, VRD	4,190,000	4,190,000
Missouri State Health & Educational Facilities
Authority Educational Facilities Revenue
(Washington University), Series C,
0.250%, VRD	5,100,000	5,100,000
St. Louis General Fund Revenue Tax
& Revenue Anticipation Notes,
2.000%, due 06/29/12	5,000,000	5,013,003
		28,713,003

53

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Nebraska—0.82%
Lancaster County Hospital Authority No.1
Hospital Revenue Refunding
(Bryanlgh Medical Center), Series B-1,
0.280%, VRD	$9,555,000	$9,555,000
New Hampshire—0.15%
New Hampshire Health & Educational
Facilities Authority Revenue
(Dartmouth College), Series A,
0.260%, VRD	1,700,000	1,700,000
New York—5.25%
City of New York NY, Subseries G-7,
0.220%, VRD	10,000,000	10,000,000
Metropolitan Transportation Authority,
Subseries B-1,
0.220%, VRD[1,2]	600,000	600,000
New York City Transitional Finance Authority
(New York City Recovery), Series 3,
Subseries 3-F,
0.230%, VRD	400,000	400,000
New York City Transitional Finance Authority
Revenue (New York City Recovery),
Series 3, Subseries 3-B,
0.230%, VRD	8,900,000	8,900,000
New York State Dormitory Authority Revenue
State Supported Debt (City University),
Series D,
0.220%, VRD	3,600,000	3,600,000
New York,
Subseries L-4,
0.240%, VRD	7,595,000	7,595,000
Subseries L-6,
0.230%, VRD	13,990,000	13,990,000
Triborough Bridge & Tunnel Authority Revenues,
Series B-2C,
0.230%, VRD	15,870,000	15,870,000
		60,955,000

54

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
North Carolina—5.09%
Guilford County, Series B,
0.230%, VRD	$1,855,000	$1,855,000
Mecklenburg County, Series B,
0.240%, VRD	5,570,000	5,570,000
New Hanover County (School),
0.240%, VRD	2,485,000	2,485,000
North Carolina (Public Improvement), Series D,
0.220%, VRD	6,000,000	6,000,000
North Carolina Capital Facilities Finance
Agency Educational Facilities Revenue
(Campbell University),
0.250%, VRD	5,645,000	5,645,000
North Carolina Medical Care Commission Hospital
Revenue (Duke University Hospital Project),
Series A,
0.210%, VRD	4,800,000	4,800,000
University of North Carolina Chapel Hill Revenue,
Series B,
0.250%, VRD	15,475,000	15,475,000
Wake County (Public Improvement),
Series B,
0.210%, VRD	17,300,000	17,300,000
		59,130,000
Ohio—0.90%
Columbus Sewer Revenue
(JP Morgan PUTTERs, Series 2456),
0.250%, VRD[1,2]	2,800,000	2,800,000
Ohio Higher Educational Facilities Commission
Revenue (JP Morgan PUTTERs, Series 3244Z),
0.250%, VRD[1,2]	2,845,000	2,845,000
Ohio Higher Educational Facilities Revenue
(Oberlin College Project),
0.240%, VRD	4,800,000	4,800,000
		10,445,000

55

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Oregon—0.03%
Salem Hospital Facility Authority Revenue
(Salem Hospital Project), Series B,
0.230%, VRD	$400,000	$400,000
Pennsylvania—5.07%
Allegheny County Higher Education Building
Authority University Revenue Refunding
(Carnegie Mellon University),
0.250%, VRD	5,900,000	5,900,000
Montgomery County, Series A,
0.250%, VRD	10,025,000	10,025,000
Pennsylvania Higher Educational Facilities
Authority College & University Revenues
(St. Joseph’s University), Series A,
0.230%, VRD	2,000,000	2,000,000
Pennsylvania University Refunding, Series B
(Mandatory Put 06/01/12 @100),
0.300%, VRD	7,850,000	7,850,000
Philadelphia Authority for Industrial Development
Lease Revenue Refunding, Series B-3,
0.240%, VRD	5,325,000	5,325,000
Philadelphia School District Refunding, Series C
0.220%, VRD	3,000,000	3,000,000
Pittsburgh Water & Sewer Authority Water &
Sewer Systems Revenue (1st Lien), Series B2,
0.250%, VRD	1,400,000	1,400,000
University of Pittsburgh of the Commonwealth
Systems of Higher Education,
2.000%, due 06/18/12	12,000,000	12,026,327
Washington County Authority Refunding
(University of Pennsylvania),
0.230%, VRD	3,535,000	3,535,000
Washington County Hospital Authority Revenue
(Monongahela Valley Hospital Project)
Series A,
0.240%, VRD	2,540,000	2,540,000

56

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Pennsylvania—(concluded)
Westmoreland County Industrial Development
Authority Revenue (Excela Health Project),
Series B,
0.260%, VRD	$5,300,000	$5,300,000
		58,901,327
South Carolina—1.39%
Piedmont Municipal Power Agency Electric
Revenue Refunding, Series C,
0.220%, VRD	10,950,000	10,950,000
South Carolina Jobs Economic Development
Authority Hospital Revenue Refunding
(Anmed Health Project), Series C,
0.220%, VRD	1,995,000	1,995,000
South Carolina Jobs Economic Development
Authority Hospital Revenue Refunding
(Regional Medical Center of Orangeburg),
0.240%, VRD	3,150,000	3,150,000
		16,095,000
Tennessee—0.41%
Sevier County Public Building Authority (Local
Government Public Improvement), Series B-1,
0.250%, VRD	4,735,000	4,735,000
Texas—7.84%
Alamo Community College District (Citigroup
ROCS Series RR-II-R-883WF) (FGIC Insured),
0.240%, VRD[1,2]	7,750,000	7,750,000
Harris County Cultural Educational Facilities
Finance Corp. Revenue (Methodist Hospital),
Sub series C-1,
0.230%, VRD	5,900,000	5,900,000
Harris County Health Facilities Development Corp.
Revenue Refunding (Methodist Hospital
Systems),
Series A-1,
0.230%, VRD	10,280,000	10,280,000
Series A-2,
0.230%, VRD	8,400,000	8,400,000

57

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(concluded)
Houston Higher Education Finance Corp. Higher
Education Revenue (Rice University Project),
Series A,
0.230%, VRD	$1,800,000	$1,800,000
Series B,
0.220%, VRD	11,795,000	11,795,000
Lower Neches Valley Authority Industrial
Development Corp. Revenue
(ExxonMobil Project),
0.200%, VRD	4,400,000	4,400,000
San Antonio Hotel Occupancy Revenue
Refunding (Sub Lien),
0.250%, VRD	4,235,000	4,235,000
Texas (JP Morgan PUTTERs, Series 3238),
0.250%, VRD[1,2]	2,165,000	2,165,000
Texas State (Bank of America Austin Certificates,
Series 2008-1053),
0.310, VRD[1,2]	6,670,000	6,670,000
Texas State Mobility, Series B,
0.230%, VRD	7,165,000	7,165,000
Texas State Transportation Commission Revenue
(JP Morgan PUTTERs, Series 2563),
0.250%, VRD[1,2]	3,330,000	3,330,000
Texas Tax & Revenue Anticipation Notes, Series A,
2.500%, due 08/30/12	10,000,000	10,074,000
University of Texas (Financing Systems), Series B,
0.160%, VRD	7,000,000	7,000,000
		90,964,000
Vermont—0.58%
Winooski Special Obligation Refunding, Series A,
0.220%, VRD	6,755,000	6,755,000
Virginia—3.52%
Albermarle County Economic Development
Authority Hospital Revenue
(Martha Jefferson Hospital), Series A,
0.200%, VRD	10,150,000	10,150,000

58

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Virginia—(concluded)
Virginia Commonwealth University,
Series A
0.260%, VRD	$750,000	$750,000
Virginia Small Business Financing
Authority Hospital Revenue
(Carilion Clinic Obligation), Series B,
0.250%, VRD	29,930,000	29,930,000
		40,830,000
Washington—4.98%
Central Puget Sound Regional Transportation
Authority Sales & Use Tax Revenue
(JP Morgan PUTTERs, Series 2643Z),
0.250%, VRD[1,2]	4,995,000	4,995,000
Energy Northwest Electric Revenue (JP Morgan
PUTTERs, Series 1282) (AMBAC-TCRs Insured),
0.270%, VRD[1,2]	15,415,000	15,415,000
King County (Multi Modal Ltd. Tax Sewer),
Series B,
0.200%, VRD	1,500,000	1,500,000
King County Sewer Revenue (Junior Lien),
Series A,
0.260%, VRD	10,575,000	10,575,000
Seattle Water System Revenue (Morgan
Stanley Floater Certificates, Series 2170)
(AGM Insured),
0.240%, VRD[1,2]	5,085,000	5,085,000
Washington (JP Morgan PUTTERs,
Series 2650Z) (AGM Insured),
0.250%, VRD[1,2]	3,995,000	3,995,000
Washington Health Care Facilities Authority
(Multicare Health Systems), Series D,
0.250%, VRD	8,625,000	8,625,000
Washington Housing Finance Commission
Multifamily Housing Revenue Refunding
(New Haven Apartments) (FNMA Insured),
0.230%, VRD	3,900,000	3,900,000

59

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Municipal bonds and notes—(concluded)
Washington—(concluded)
Washington Housing Finance Commission
Multifamily Housing Revenue
Refunding (Washington Terrace),
0.230%, VRD	$3,750,000	$3,750,000
		57,840,000
Wisconsin—0.73%
State of Wisconsin
2.000%, due 06/15/12	5,000,000	5,011,342
Wisconsin Health & Educational Facilities Authority
Revenue (Meriter Hospital, Inc.), Series A,
0.280%, VRD	3,410,000	3,410,000
		8,421,342
Total municipal bonds and notes (cost—$925,163,831)		925,163,831
Tax-exempt commercial paper—20.17%
California—1.08%
California State Health Facilities Financing
(Stanford Hospital), Series B-2, Subseries 2,
0.230%, due 06/07/12	4,500,000	4,500,000
Los Angeles Department of Water and Power,
0.130%, due 05/03/12	5,000,000	5,000,000
Riverside County Teeter Plan,
0.200%, due 05/14/12	3,000,000	3,000,000
		12,500,000
Connecticut—1.10%
Yale University,
0.200%, due 06/11/12	7,775,000	7,775,000
0.170%, due 06/14/12	5,000,000	5,000,000
		12,775,000
Florida—0.69%
Florida Local Government,
0.170%, due 06/05/12	7,978,000	7,978,000
Georgia—0.26%
Atlanta Airport,
0.260%, due 05/08/12	3,048,000	3,048,000

60

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Tax-exempt commercial paper—(continued)
Illinois—0.65%
Illinois Educational Facilities Authority Revenue,
0.130%, due 05/09/12	$7,485,000	$7,485,000
Kentucky—1.72%
Pendleton County Multi-County Lease Revenue
(Associated Counties Leasing Program),
0.550%, due 5/14/12	10,000,000	10,000,000
0.580%, due 5/14/12	10,000,000	10,000,000
		20,000,000
Maryland—1.59%
Johns Hopkins University,
0.130%, due 06/12/12	5,000,000	5,000,000
0.130%, due 06/14/12	9,000,000	9,000,000
0.130%, due 06/20/12	4,500,000	4,500,000
		18,500,000
Massachusetts—1.29%
Harvard University,
0.150%, due 06/11/12	10,000,000	10,000,000
0.120%, due 06/13/12	5,000,000	5,000,000
		15,000,000
Minnesota—2.24%
Mayo Clinic,
0.140%, due 08/21/12	20,000,000	20,000,000
0.220%, due 09/13/12	6,000,000	6,000,000
		26,000,000
Missouri—1.68%
University of Missouri,
0.170%, due 05/01/12	3,500,000	3,500,000
0.130%, due 05/07/12	5,000,000	5,000,000
0.200%, due 05/09/12	11,000,000	11,000,000
		19,500,000
New York—0.86%
Metropolitan Transportation Authority,
0.130%, due 05/02/12	10,000,000	10,000,000

61

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Security description	Face amount	Value
Tax-exempt commercial paper—(concluded)
Tennessee—0.86%
Vanderbilt University,
0.190%, due 06/01/12	$5,000,000	$5,000,000
0.170%, due 06/01/12	5,000,000	5,000,000
		10,000,000
Texas—2.84%
Methodist Hospital,
0.280%, due 08/06/12	10,000,000	10,000,000
State of Texas,
0.170%, due 08/30/12	5,000,000	5,000,000
University of Texas,
0.120%, due 06/14/12	18,000,000	18,000,000
		33,000,000
Virginia—0.52%
University of Virginia,
0.150%, due 08/09/12	6,000,000	6,000,000
Washington—0.43%
University of Washington,
0.160%, due 06/06/12	5,000,000	5,000,000
Wisconsin—0.81%
City of Milwaukee,
0.240%, due 05/07/12	4,395,000	4,395,000
0.130%, due 05/09/12	5,000,000	5,000,000
		9,395,000
Wyoming—1.55%
PacifiCorp,
0.250%, due 05/08/12	18,000,000	18,000,000
Total tax-exempt commercial paper (cost—$234,181,000)		234,181,000
Total investments (cost—$1,159,344,831
which approximates cost for federal income
tax purposes)—99.87%		1,159,344,831
Other assets in excess of liabilities—0.13%		1,446,721
Net assets—100.00%		$1,160,791,552

62

Tax-Free Master Fund
Statement of net assets—April 30, 2012

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the Fund’s investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds
and notes	$—	$925,163,831	$—	$925,163,831
Tax-exempt
commercial paper	—	234,181,000	—	234,181,000
Total	$—	$1,159,344,831	$—	$1,159,344,831

Portfolio footnotes

1 Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 8.35% of net assets as of April 30, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
2 The Fund does not directly own the municipal security indicated; the Fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the Fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

Portfolio acronyms

AGM	Assured Guaranty Municipal Corporation
AMBAC	American Municipal Bond Assurance Corporation
FGIC	Financial Guaranty Insurance Company
FNMA	Federal National Mortgage Association
NATL-RE	National Reinsurance
PUTTERs	Puttable Tax-Exempt Receipts
ROCS	Reset Option Certificates
TCRs	Transferable Custodial Receipts
VRD	Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of April 30, 2012 and reset periodically.

See accompanying notes to financial statements	63

Master Trust

(Note: The expense information provided in this section is relevant for direct investors in the Master Funds. Investors in related “feeder funds” should instead focus on separate expense examples relevant to the particular feeder funds; the expense examples for the feeder funds will reflect their proportionate share of the corresponding Master Funds’ expenses.)

Understanding a Master Fund’s expenses (unaudited)

As an owner of a Master Fund, an investor such as a feeder fund incurs ongoing costs, including management fees and other Master Fund expenses. These examples are intended to help you understand a Master Fund investor’s ongoing costs (in dollars) of investing in a Master Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2011 to April 30, 2012.

Actual expenses
The first line in the table below for each Master Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

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Master Trust

Understanding a Master Fund’s expenses (unaudited) (continued)

Hypothetical example for comparison purposes
The second line in the table below for each Master Fund provides information about hypothetical account values and hypothetical expenses based on the Master Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Master Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Master Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table for each Master Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees. In addition, if those transactional costs were included, your costs for those other funds would have been higher.

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Master Trust

Understanding a Master Fund’s expenses (unaudited) (concluded)

Prime Master Fund

	Beginning account value November 1, 2011	Ending account value April 30, 2012	Expenses paid during period[1] 11/01/11 to 04/30/12	Expense ratio during the period
Actual	$1,000.00	$1,001.20	$0.50	0.10%
Hypothetical
(5% annual return
before expenses)	1,000.00	1,024.37	0.50	0.10

Treasury Master Fund

	Beginning account value November 1, 2011	Ending account value April 30, 2012	Expenses paid during period[1] 11/01/11 to 04/30/12	Expense ratio during the period
Actual	$1,000.00	$1,000.10	$0.35	0.07%
Hypothetical
(5% annual return
before expenses)	1,000.00	1,024.52	0.35	0.07

Tax-Free Master Fund

	Beginning account value November 1, 2011	Ending account value April 30, 2012	Expenses paid during period[1] 11/01/11 to 04/30/12	Expense ratio during the period
Actual	$1,000.00	$1,000.20	$0.50	0.10%
Hypothetical
(5% annual return
before expenses)	1,000.00	1,024.37	0.50	0.10

1 Expenses are equal to the Master Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

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Prime Master Fund

Portfolio characteristics at a glance (unaudited)

Characteristics	04/30/12	10/31/11	04/30/11
Weighted average maturity[1]	50 days	43 days	51 days
Net assets (bln)	$15.7	$17.1	$29.6

Portfolio composition[2]	04/30/12	10/31/11	04/30/11
Commercial paper	35.4%	40.8%	50.3%
Certificates of deposit	28.0	16.3	14.6
US government and agency obligations	19.6	24.5	13.5
Repurchase agreements	12.1	8.6	16.4
Time deposits	1.9	4.9	0.6
Short-term corporate obligations	3.0	3.0	0.8
Bank note	—	2.1	—
US master note	—	—	3.2
Other assets less liabilities	0.0 [3]	(0.2)	0.6
Total	100.0%	100.0%	100.0%

1 The Master Fund is actively managed, and its weighted average maturity will differ over time.
2 Weightings represent percentages of the Master Fund’s net assets as of the dates indicated. The Master Fund’s portfolio is actively managed, and its composition will vary over time.
3 Represents less than 0.05% of net assets as of the date indicated.

An investment in Prime Master Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment so that the shares of each related feeder fund are at $1.00 per share, it is possible to lose money by investing in the Fund.

67

Treasury Master Fund

Portfolio characteristics at a glance (unaudited)

Characteristics	04/30/12	10/31/11	04/30/11
Weighted average maturity[1]	46 days	47 days	48 days
Net assets (bln)	$13.0	$12.6	$7.2

Portfolio composition[2]	04/30/12	10/31/11	04/30/11
Repurchase agreements	50.1%	53.5%	58.0%
US government obligations	49.8	48.3	34.6
Other assets less liabilities	0.1	(1.8)	7.4
Total	100.0%	100.0%	100.0%

1 The Master Fund is actively managed, and its weighted average maturity will differ over time.
2 Weightings represent percentages of the Master Fund’s net assets as of the dates indicated. The Master Fund’s portfolio is actively managed, and its composition will vary over time.

An investment in Treasury Master Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment so that the shares of each related feeder fund are at $1.00 per share, it is possible to lose money by investing in the Fund.

68

Tax-Free Master Fund

Portfolio characteristics at a glance (unaudited)

Characteristics	04/30/12	10/31/11	04/30/11
Weighted average maturity[1]	20 days	20 days	21 days
Net assets (bln)	$1.2	$1.3	$1.5

Portfolio composition[2]	04/30/12	10/31/11	04/30/11
Municipal bonds and notes	79.7%	86.9%	82.2%
Tax-exempt commercial paper	20.2	13.0	17.0
Other assets less liabilities	0.1	0.1	0.8
Total	100.0%	100.0%	100.0%

1 The Master Fund is actively managed, and its weighted average maturity will differ over time.
2 Weightings represent percentages of the Master Fund’s net assets as of the dates indicated. The Master Fund’s portfolio is actively managed, and its composition will vary over time.

An investment in Tax-Free Master Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment so that the shares of each related feeder fund are at $1.00 per share, it is possible to lose money by investing in the Fund.

69

Master Trust
Statement of operations

For the year ended April 30, 2012
Prime Master Fund
Investment income:
Interest	$57,585,823
Securities lending income
(includes $201 earned from an affiliated entity)	1,992
57,587,815
Expenses:
Investment advisory and administration fees	19,478,372
Trustees’ fees	119,959
Net expenses	19,598,331
Net investment income	37,989,484
Net realized gain	475,186
Net increase in net assets resulting from operations	$38,464,670

Treasury Master Fund
Investment income:
Interest	$8,820,240
Expenses:
Investment advisory and administration fees	11,609,868
Trustees’ fees	64,672
11,674,540
Fee waiver by advisor	(4,132,289)
Net expenses	7,542,251
Net investment income	1,277,989
Net realized gain	4,091
Net increase in net assets resulting from operations	$1,282,080

Tax-Free Master Fund
Investment income:
Interest	$2,154,698
Expenses:
Investment advisory and administration fees	1,309,777
Trustees’ fees	25,454
Interest expense	3,728
1,338,959
Fee waiver by advisor	(15,681)
Net expenses	1,323,278
Net investment income	831,420
Net realized gain	60,390
Net increase in net assets resulting from operations	$891,810

70	See accompanying notes to financial statements

Master Trust
Statement of changes in net assets

	For the years ended April 30,
	2012	2011
Prime Master Fund
From operations:
Net investment income	$37,989,484	$48,397,996
Net realized gain	475,186	97,704
Net increase in net assets resulting from operations	38,464,670	48,495,700
Net increase (decrease) in net assets from
beneficial interest transactions	(13,919,355,966)	6,929,088,964
Net increase (decrease) in net assets	(13,880,891,296)	6,977,584,664
Net assets:
Beginning of year	29,569,453,738	22,591,869,074
End of year	$15,688,562,442	$29,569,453,738

Treasury Master Fund
From operations:
Net investment income	$1,277,989	$7,040,471
Net realized gain	4,091	19,906
Net increase in net assets resulting from operations	1,282,080	7,060,377
Net increase (decrease) in net assets from
beneficial interest transactions	5,823,395,477	(122,879,014)
Net increase (decrease) in net assets	5,824,677,557	(115,818,637)
Net assets:
Beginning of year	7,219,706,181	7,335,524,818
End of year	$13,044,383,738	$7,219,706,181

Tax-Free Master Fund
From operations:
Net investment income	$831,420	$2,916,015
Net realized gain	60,390	6,398
Net increase in net assets resulting from operations	891,810	2,922,413
Net decrease in net assets from
beneficial interest transactions	(325,884,510)	(450,269,676)
Net decrease in net assets	(324,992,700)	(447,347,263)
Net assets:
Beginning of year	1,485,784,252	1,933,131,515
End of year	$1,160,791,552	$1,485,784,252

See accompanying notes to financial statements	71

Master Trust
Financial highlights

Selected financial data throughout each period is presented below.

Year ended April 30, 2012
Prime Master Fund
Ratios to average net assets:
Expenses before fee waivers by advisor	0.10%
Expenses after fee waivers by advisor	0.10%
Net investment income	0.19%
Supplemental data:
Net assets, end of period (000’s)	$15,688,562

Treasury Master Fund
Ratios to average net assets:
Expenses before fee waivers by advisor	0.10%
Expenses after fee waivers by advisor	0.06%
Net investment income	0.01%
Supplemental data:
Net assets, end of period (000’s)	$13,044,384

Tax-Free Master Fund
Ratios to average net assets:
Expenses before fee waivers by advisor	0.10%
Expenses after fee waivers by advisor	0.10%[2]
Net investment income	0.06%
Supplemental data:
Net assets, end of period (000’s)	$1,160,792
1 Commencement of operations.
2 Waiver by advisor represents less than 0.005%.
3 Annualized.
4 Amount represents less than 0.005%.

72	See accompanying notes to financial statements

Years ended April 30,			For the period August 28, 2007[1] to April 30, 2008
2011	2010	2009

0.10%	0.10%	0.10%	0.10%[3]
0.10%	0.10%[2]	0.10%	0.10%[3]
0.21%	0.25%	1.90%	4.28%[3]

$29,569,454	$22,591,869	$19,607,887	$13,948,101

0.10%	0.10%	0.10%	0.10%[3]
0.10%[2]	0.10%	0.10%[2]	0.10%[3]
0.09%	0.12%	0.77%	2.96%[3]

$7,219,706	$7,335,525	$10,699,897	$6,711,384

0.10%	0.10%	0.10%	0.10%[3]
0.10%	0.10%[2]	0.04%	0.00%[3,4]
0.18%	0.20%	1.42%	2.73%[3]

$1,485,784	$1,933,132	$2,770,040	$2,642,116

See accompanying notes to financial statements	73

Master Trust
Notes to financial statements

Organization and significant accounting policies
Prime Master Fund, Treasury Master Fund and Tax-Free Master Fund (each a “Master Fund”, collectively, the “Master Funds”) are each registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a diversified series of Master Trust, an open-end management investment company organized as a Delaware statutory trust on June 12, 2007.

Each Master Fund commenced operations on August 28, 2007. On August 28, 2007, the Prime Master Fund and Treasury Master Fund received substantially all of the net assets of UBS Select Prime Institutional Fund (then known as UBS Select Money Market Fund) and UBS Select Treasury Institutional Fund (then known as UBS Select Treasury Fund) (open-end registered investment companies affiliated with the Master Funds) in exchange for ownership interests in the respective Master Funds.

In the normal course of business the Master Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Master Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Funds that have not yet occurred. However, the Master Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Master Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Master Funds’ financial

74

Master Trust
Notes to financial statements

statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
Investments are valued at amortized cost unless Master Trust’s Board of Trustees (the “Master Board”) determines that this does not represent fair value. Periodic review and monitoring of the valuation of securities held by the Master Funds is performed in an effort to ensure that amortized cost approximates market value.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of Master Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of Master Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of each Master Fund’s Statement of net assets.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the

75

Master Trust
Notes to financial statements

sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosure about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosures are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Repurchase agreements
The Master Funds may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Master Funds maintain custody of the underlying obligations prior to their repurchase, either through their regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Master Funds and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of

76

Master Trust
Notes to financial statements

default of the obligation to repurchase, the Master Funds generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Master Funds may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Master Funds may participate in joint repurchase agreement transactions with other funds managed or advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Under certain circumstances, a Master Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Master Fund assessed a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income
Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Concentration of risk
The ability of the issuers of the debt securities held by the Master Funds to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

Investment advisor and administrator
The Master Board has approved an investment advisory and administration contract (“Management Contract”) with respect to each Master Fund under

77

Master Trust
Notes to financial statements

which UBS Global AM serves as investment advisor and administrator. In accordance with the Management Contract, each Master Fund pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

Average daily net assets	Annual rate
Up to $30 billion	0.1000%
In excess of $30 billion up to $40 billion	0.0975
In excess of $40 billion up to $50 billion	0.0950
In excess of $50 billion up to $60 billion	0.0925
Over $60 billion	0.0900

At April 30, 2012, Prime Master Fund, Treasury Master Fund and Tax-Free Master Fund owed UBS Global AM $1,317,553, $1,066,790 and $96,575, respectively, for investment advisory and administration fees. In exchange for these fees, UBS Global AM has agreed to bear all of the Master Funds’ expenses other than taxes, extraordinary costs and the cost of securities purchased and sold by the Master Funds, including any transaction costs. Although UBS Global AM is not obligated to pay the fees and expenses of the Master Funds’ independent trustees, it is contractually obligated to reduce its management fee in an amount equal to those fees and expenses. UBS Global AM estimates that these fees and expenses will be less than 0.01% of each Master Fund’s average daily net assets. At April 30, 2012, UBS Global AM owed $19,156, $13,435 and $4,780 for the independent trustees fees to Prime Master Fund, Treasury Master Fund and Tax-Free Master Fund, respectively. In addition, UBS Global AM has undertaken to waive fees in the event that the current Master Fund yields drop below a certain level. This additional undertaking is voluntary and not contractual and may be terminated at any time. At April 30, 2012, UBS Global AM owed Treasury Master Fund $35,973 for this additional fee waiver. For the year ended April 30, 2012, UBS Global AM voluntarily waived $4,132,289 and $15,681 for Treasury Master Fund and Tax-Free Master Fund, respectively.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Master Funds may conduct

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Master Trust
Notes to financial statements

transactions, resulting in him being an interested trustee of the Master Funds. The Master Funds have been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended April 30, 2012, the Master Funds purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having aggregate values as follows:

Prime Master Fund	$29,131,539,354
Treasury Master Fund	25,429,109,694
Tax-Free Master Fund	644,721,000

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Master Fund’s investment manger, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending
Each Master Fund may lend securities up to 33⅓% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. A Master Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, a Master Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. A Master Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Master Funds’ lending agent. At April 30, 2012, the Master Funds did not have any securities on loan.

79

Master Trust
Notes to financial statements

Bank line of credit
Tax-Free Master Fund participates with other funds managed or advised by UBS Global AM in a $100 million credit facility with State Street Bank and Trust Company (“Committed Credit Facility”), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of interests of Tax-Free Master Fund at the request of the interest holders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, Tax-Free Master Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility, which fees are paid by UBS Global AM, not Tax-Free Master Fund, pursuant to the Management Contract. Tax-Free Master Fund borrows based upon prevailing rates in effect at the time of borrowing. For the year ended April 30, 2012, Tax-Free Master Fund had an average daily amount of outstanding borrowings of $19,665,346 for six days with a related weighted average annualized interest rate of 1.137%, which resulted in $3,728 of interest expense.

Beneficial interest transactions

	For the years ended April 30,
Prime Master Fund	2012	2011
Contributions	$45,655,074,151	$62,006,201,623
Withdrawals	(59,574,430,117)	(55,077,112,659)
Net increase (decrease) in beneficial interest	$(13,919,355,966)	$6,929,088,964

	For the years ended April 30,
Treasury Master Fund	2012	2011
Contributions	$27,556,159,797	$15,572,222,458
Withdrawals	(21,732,764,320)	(15,695,101,472)
Net increase (decrease) in beneficial interest	$5,823,395,477	$(122,879,014)

	For the years ended April 30,
Tax-Free Master Fund	2012	2011
Contributions	$1,077,234,035	$1,496,454,004
Withdrawals	(1,403,118,545)	(1,946,723,680)
Net decrease in beneficial interest	$(325,884,510)	$(450,269,676)

80

Master Trust
Notes to financial statements

Federal tax status
Each Master Fund is considered a non-publicly traded partnership for federal income tax purposes under the Internal Revenue Code; therefore, no federal tax provision is necessary. As such, each investor in a Master Fund is treated as owning its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Master Fund. UBS Global AM intends that each Master Fund’s assets, income and distributions will be managed in such a way that an investor in a Master Fund will be able to continue to qualify as a regulated investment company by investing its net assets through the Master Fund.

As of and during the year ended April 30, 2012, the Master Funds did not have any liabilities for any uncertain tax positions. The Master Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of operations. During the year ended April 30, 2012, the Master Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended April 30, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Master Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

81

Master Trust
Report of independent registered public
accounting firm

To the Interestholders and Board of Trustees of Master Trust

We have audited the accompanying statements of net assets of Master Trust (comprising, respectively, Prime Master Fund, Treasury Master Fund and Tax-Free Master Fund) (the “Trust”) as of April 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

82

Master Trust

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Master Trust at April 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with US generally accepted accounting principles.

New York, New York
June 26, 2012

83

Master Trust
General information (unaudited)

Monthly and quarterly portfolio holdings disclosure
The Master Funds will file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Master Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Master Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Master Funds upon request by calling 1-800-647 1568.

In addition, the Master Funds disclose, on a monthly basis: (a) a complete schedule of their portfolio holdings; and (b) information regarding their weighted average maturity and weighted average life on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Fund information appearing in filings with the SEC on Form N-MFP. A more limited portfolio holdings report for Prime Master Fund is available on a weekly basis at the Web address noted in the Fund’s offering documents.

Proxy voting policies, procedures and record
You may obtain a description of each Master Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Master Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Master Fund directly at 1-800-647 1568, online on UBS’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

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Supplemental information (unaudited)

Board of Trustees & Officers
The Funds are governed by a Board of Trustees which oversees each Fund’s operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the trustees or for which a person served as an officer, and other directorships held by the trustees.

The Funds’ Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

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Interested Trustees

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Meyer Feldberg††; 70 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 1998

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

Barry Mandinach†††; 56 UBS Global Asset Management (US) Inc. 1285 Avenue of the Americas New York, NY 10019	Trustee	Since 2010

Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).

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Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Professor Feldberg is a director or trustee of 22 investment companies (consisting of 57 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

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Independent Trustees

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Richard Q. Armstrong; 77 c/o Keith A. Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Trustee and Chairman of the Board of Trustees	Since 1998 (Trustee) Since 2004 (Chairman of the Board of Trustees)

Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 until 1995).

Alan S. Bernikow; 71 207 Benedict Ave. Staten Island NY 10314	Trustee	Since 2005

Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 65 McLarty Associates 900 17th Street NW, 8th Floor Washington DC 20006	Trustee	Since 1998

Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since April 2007). He was chairman of IEP Advisors (international investments and consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

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Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Mr. Armstrong is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc.

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Independent Trustees (concluded)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Bernard H. Garil; 72 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Heather R. Higgins; 52 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable She also serves on the board of the Hoover Institution (from 2001–2007 and since January 2009).

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Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Garil is also a director of OFI Trust Company (commercial trust company), the Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Ms. Higgins is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

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Officers

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 46	Vice President and Assistant Secretary	Since 2005

Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM—Americas region. Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Rose Ann Bubloski*; 44	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since March 2012) (prior to which she was an associate director) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2009). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM serves as investment advisor or manager.

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Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark E. Carver*; 48	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow*; 46	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of North American Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

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Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Michael J. Flook*; 47	Vice President and Assistant Treasurer	Since 2006

Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Elbridge T. Gerry III*; 55	Vice President	Since 1999

Mr. Gerry is a managing director—municipal fixed income of UBS Global AM—Americas region (since 2001). Mr. Gerry is a vice president of five investment companies (consisting of 21 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Erin O. Houston*; 35	Vice President	Since 2009

Ms. Houston is a director (since March 2012) (prior to which she was an associate director) (since 2009) and portfolio manager (since 2009) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Ms. Houston was with Western Investors (from 2005 to 2009) and Citigroup Asset Management (2005). Ms. Houston is a vice president of four investment companies (consisting of 20 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

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Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 54	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), assistant secretary of UBS Global Asset Management Trust Company (since 1993), and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Joanne M. Kilkeary*; 44	Vice President and Assistant Treasurer	Since 2004

Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

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Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Tammie Lee*; 41	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Joseph McGill*; 50	Vice President and Chief Compliance Officer	Since 2004

Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Ryan Nugent*; 34	Vice President	Since 2009	Mr. Nugent is a director (since 2010) (prior to which he was an associate director) (since 2004) and portfolio manager (since 2005) of UBS Global AM—Americas region. Prior to that he was an assistant portfolio manager to the tax free money market funds (since 2002). Mr. Nugent is a vice president of four investment companies (consisting of 20 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

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Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy Osborn*; 46	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Robert Sabatino**; 38	Vice President	Since 2001	Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2009) and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of six investment companies (consisting of 37 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

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Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders*; 46	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Andrew Shoup*; 55	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the global treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

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Officers (concluded)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 50	Vice President and Assistant Secretary	Since 1998	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 97 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†	Each trustee serves an indefinite term of office. Officers of the Fund are appointed by the trustees and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) because he is a senior advisor to Morgan Stanley, a financial services firm with which the Master Funds may conduct transactions.
†††	Mr. Mandinach is deemed an “interested person” of the Trust as defined in the 1940 Act because of his employment by UBS Global AM—Americas region.

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Trustees
Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach

Principal Officers
Mark E. Carver President Mark F. Kemper Vice President and Secretary Elbridge T. Gerry III Vice President Erin O. Houston Vice President	Thomas Disbrow Vice President and Treasurer Robert Sabatino Vice President Ryan Nugent Vice President

Administrator (and Manager for the Master Funds) UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

Principal Underwriter (for the feeder funds) UBS Global Asset Management (US) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Funds unless accompanied or preceded by an effective prospectus.

©UBS 2012. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended April 30, 2012 and April 30, 2011, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $241,900 and $241,900, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended April 30, 2012 and April 30, 2011, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $39,600 and $38,793, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2011 and 2010 semiannual financial statements and (2) review of the consolidated 2010 and 2009 reports on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended April 30, 2012 and April 30, 2011, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $98,300 and $138,525, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended April 30, 2012 and April 30, 2011, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 – with revisions through February 2012)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit]Committee shall: ...

2.

Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

____________________

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)

Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended April 30, 2012 and April 30, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended April 30, 2012 and April 30, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended April 30, 2012 and April 30, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended April 30, 2012 and April 30, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended April 30, 2012 and April 30, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended April 30, 2012 and April 30, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended April 30, 2012, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended April 30, 2012 and April 30, 2011, the aggregate fees billed by E&Y of $657,450 and $317,318, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2012	2011
Covered Services	$137,900	$177,318
Non-Covered Services	519,550	140,000

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

     (a) Included as part of the report to shareholders filed under Item 1 of this form.
     (b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Money Series

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	July 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	July 9, 2012

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	July 9, 2012